                                                                   EXHIBIT 10.33


                                                                   [EXHIBIT A TO
                                                                AMENDMENT NO. 3]



                                  $400,000,000

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            dated as of April 9, 1997

                                       and

                           amended and restated as of

                                 March 19, 1999

                                      among

                               Venator Group, Inc.
                    (formerly known as Woolworth Corporation)

                             The Banks Party Hereto

                           The Co-Agents Party Hereto

              Bank of America National Trust & Savings Association,
                             as Documentation Agent

                              The Bank of New York,
                        as Administrative Agent, LC Agent
                               and Swingline Bank

                                       and

                           J.P. Morgan Securities Inc.
                            BNY Capital Markets, Inc.
                     NationsBank Montgomery Securities LLC,
                                as Lead Arrangers

                                                                           Page

                                        TABLE OF CONTENTS

                                     ----------------------

                                                                            Page

                                    ARTICLE 1
                                   Definitions

Section 1.01.  Definitions.....................................................1
Section 1.02.  Accounting Terms and Determinations............................24
Section 1.03.  Types of Borrowings............................................25

                                    ARTICLE 2
                                   The Credits

Section 2.01.  Commitments to Lend............................................26
Section 2.02.  Notice of Committed Borrowing..................................26
Section 2.03.  Money Market Borrowings........................................27
Section 2.04.  Notice to Banks; Funding of Loans..............................31
Section 2.05.  Notes..........................................................32
Section 2.06.  Maturity of Loans; Mandatory Prepayments of Loans..............32
Section 2.07.  Interest Rates.................................................34
Section 2.08.  Method of Electing Interest Rates..............................38
Section 2.09.  Facility Fees..................................................39
Section 2.10.  Optional Termination or Reduction of Commitments...............40
Section 2.11.  Mandatory Reduction of Commitments.............................41
Section 2.12.  Mandatory Termination of Commitments...........................42
Section 2.13.  Optional and Mandatory Prepayments.............................42
Section 2.14.  General Provisions as to Payments..............................43
Section 2.15.  Funding Losses.................................................44
Section 2.16.  Computation of Interest and Fees...............................44
Section 2.17.  Letters of Credit..............................................44
Section 2.18.  Swingline Loans................................................51

                                    ARTICLE 3
                                   Conditions

Section 3.01.  Effective Date.................................................53
Section 3.02.  Consequences of Effectiveness..................................53
Section 3.03.  Extensions of Credit...........................................54

                                                                            Page

                                    ARTICLE 4
                         Representations and Warranties

Section 4.01.  Corporate Existence and Power..................................55
Section 4.02.  Corporate and Governmental Authorization; No
               Contravention..................................................55
Section 4.03.  Binding Effect.................................................55
Section 4.04.  Financial Statements...........................................56
Section 4.05.  Litigation.....................................................56
Section 4.06.  Compliance with Laws...........................................56
Section 4.07.  Compliance with ERISA..........................................56
Section 4.08.  Environmental Matters..........................................57
Section 4.09.  Taxes..........................................................57
Section 4.10.  Subsidiaries...................................................57
Section 4.11.  Not an Investment Company......................................58
Section 4.12.  Full Disclosure................................................58
Section 4.13.  Year 2000 Compliance...........................................58
Section 4.14.  Ranking........................................................58

                                    ARTICLE 5                               Page
                                    Covenants

Section 5.01.  Information....................................................59
Section 5.02.  Maintenance of Property; Insurance.............................63
Section 5.03.  Conduct of Business and Maintenance of Existence...............63
Section 5.04.  Compliance with Laws...........................................63
Section 5.05.  Inspection of Property, Books and Records......................64
Section 5.06.  Negative Pledge................................................64
Section 5.07.  Minimum Consolidated Tangible Net Worth........................66
Section 5.08.  Leverage Ratio.................................................66
Section 5.09.  Limitation on Debt of Subsidiaries.............................67
Section 5.10.  Fixed Charge Coverage Ratio....................................68
Section 5.11.  Consolidations, Mergers and Sales of Assets....................69
Section 5.12.  Use of Proceeds................................................69
Section 5.13.  Limitation on Capital Expenditures.............................69
Section 5.14.  Investments and Business Acquisitions..........................71
Section 5.15.  Restricted Payments............................................72
Section 5.16.  New Subordinated Debt..........................................73
Section 5.17.  Refunding of the 7% Debentures; Escrow Arrangements............73
Section 5.18.  Transactions with Affiliates...................................74
Section 5.19.  Additional Guarantors..........................................75
Section 5.20.  Collateral Documents...........................................75

                                                                            Page



                                    ARTICLE 6
                                    Defaults

Section 6.01.  Events of Defaults.............................................77
Section 6.02.  Notice of Default..............................................80
Section 6.03.  Cash Cover.....................................................80

                                    ARTICLE 7
        The Administrative Agent, Lead Arrangers, Documentation Agent and
                                    Co-Agents

Section 7.01.  Appointment and Authorization..................................80
Section 7.02.  Agents and Affiliates..........................................81
Section 7.03.  Obligations of the Co-agents and Document Agent................81
Section 7.04.  Obligations of Administrative Agent and Lead Arrangers.........81
Section 7.05.  Consultation with Experts......................................81
Section 7.06.  Liability of Agents and Lead Arrangers.........................81
Section 7.07.  Indemnification................................................82
Section 7.08.  Credit Decision................................................82
Section 7.09.  Successor Administrative Agent.................................82
Section 7.10.  Administrative Agent's Fees....................................83

                                    ARTICLE 8
                             Change in Circumstances

Section 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.......83
Section 8.02.  Illegality.....................................................84
Section 8.03.  Increased Cost and Reduced Return..............................84
Section 8.04.  Taxes..........................................................87
Section 8.05.  Base Rate Loans Substituted for Affected Fixed Rate Loans......89
Section 8.06.  Substitution of Bank...........................................90

                                    ARTICLE 9
                                  Miscellaneous

Section 9.01.  Notices........................................................90
Section 9.02.  No Waivers.....................................................91
Section 9.03.  Expenses; Indemnificaiton......................................91

                                                                            Page

Section 9.04.  Sharing of Set-offs ...........................................92
Section 9.05.  Amendments and Waivers.........................................93
Section 9.06.  Successors and Assigns.........................................93
Section 9.07.  No-Reliance on Margin Stock....................................95
Section 9.08.  Governing Law; Submission to Jurisdiction......................95
Section 9.09.  Counterparts...................................................96
Section 9.10.  WAIVER OF JURY TRIAL...........................................96

Commitment Schedule

Pricing Schedule
Schedule 1.01(a)    -    Material Trademarks
Schedule 1.01(b)    -    Debt That May Be Refinanced
Schedule 1.01(c)    -    Existing Standby Letters of Credit
Schedule 5.06       -    Existing Capital Leases
Schedule 5.20(b)    -    Real Property To Be Mortgaged

Exhibit A -       Form of Note

Exhibit B -       Form of Swingline Note

Exhibit C -       Form of Money Market Quote Request

Exhibit D -       Form of Invitation for Money Market Quotes

Exhibit E -       Form of Money Market Quote

Exhibit F -       Form of Security Agreement

Exhibit G -       Form of Pledge Agreement

Exhibit H -       Form of Guarantee Agreement

Exhibit I -       Form of Assignment and Assumption Agreement

Exhibit J -       Form of Notice of Committed Borrowing

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 9, 1997 and amended and restated as of March 19, 1999 among VENATOR GROUP, INC. (formerly known as Woolworth Corporation), the BANKS party hereto, the CO-AGENTS party hereto, BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Documentation Agent, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank, and the LEAD ARRANGERS party hereto.

     WHEREAS, the Borrower, the banks party thereto (the "Existing Banks"), the co-agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent and The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank, and the Lead Arrangers party thereto are parties to a Credit Agreement dated as of April 9, 1997 (as in effect immediately prior to the effectiveness of this Amended Agreement (as defined in Section 1.01 below), the "Existing Credit Agreement");

     WHEREAS, the parties to the Existing Credit Agreement desire to amend and restate the Existing Credit Agreement as provided in this Amended Agreement subject to the terms and conditions set forth in Amendment No. 3 to the Existing Credit Agreement dated as of March 19, 1999 ("Amendment No. 3") among the Borrower, the Existing Banks, Bank of America National Trust & Savings Association, as Documentation Agent and The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank;

     WHEREAS, all the conditions to effectiveness to Amendment No. 3 have been satisfied;

     NOW, THEREFORE, the Existing Credit Agreement is amended and restated in its entirety as follows:



                                    ARTICLE 1

                                   Definitions

     Section 1.01. Definitions. The following terms, as used herein, have the following meanings:


     "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

    "Adjusted CD Rate" has the meaning set forth in Section 2.07(b).

     "Adjusted  London  Interbank  Offered  Rate" has the  meaning  set forth in
Section 2.07(c).

     "Administrative Agent" means The Bank of New York, in its capacity as administrative agent for the Banks under the Loan Documents, and its successors in such capacity.

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

     "Affiliate" means, (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or (ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agents" means the LC Agent, the Documentation Agent and the Administrative Agent.

     "Aggregate LC Exposure" means, at any time, the sum, without duplication, of (i) the aggregate amount that is (or may thereafter become) available for drawing under all Letters of Credit outstanding at such time plus (ii) the aggregate unpaid amount of all Reimbursement Obligations outstanding at such time.

     "Agreement", when used in reference to this Agreement, means the Amended Agreement, as it may be further amended or amended and restated from time to time.

     "Amended Agreement" means this Amended and Restated Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999.

     "Amendment No. 3 " has the meaning set forth in the second WHEREAS clause.

     "Annual Rent Expense" means, as of the end of each Fiscal Year (the "Relevant Fiscal Year") and the end of each of the first three Fiscal Quarters of the next Fiscal Year, the total rent expense (net of sublease income) of the Borrower and its Consolidated Subsidiaries for the Relevant Fiscal Year, calculated in the same manner as the $693,000,000 amount shown as such total rent expense (net of sublease income) for Fiscal Year 1995 under the heading "Leases" on page 29 of the Borrower's 1995 Annual Report to its shareholders, subject to the provisions of Section 1.02(b).

     "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

     "Assessment Rate" has the meaning set forth in Section 2.07(b).

     "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) of any asset by the Borrower or any of its Subsidiaries, including without limitation any sale-leaseback transaction, whether or not involving a capital lease, and any sale of any interest in real estate (including without limitation a leasehold interest), including without limitation any disposition of a leasehold interest to the relevant landlord by way of early termination thereof, but excluding (i) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, (ii) dispositions of assets to the Borrower or a Subsidiary; provided that any such dispositions by an Obligor to a Subsidiary that is not a Subsidiary Guarantor shall be excluded pursuant to this clause
(ii) only if consummated in the ordinary course of business, (iii) dispositions of any Real Property Held For Sale, but only if disposed of on or prior to its Final Disposition Date, and (iv) any disposition of assets not described in clauses (i) through (iii) hereof consummated in any Fiscal Year, but only to the extent that the Net Cash Proceeds therefrom, together with the Net Cash Proceeds of all other dispositions consummated in such Fiscal Year and not constituting an "Asset Sale" by reliance on this clause (iv), do not exceed $5,000,000 (or, in the case of Fiscal Year 2002, $2,500,000).

     "Assignee" has the meaning set forth in Section 9.06.

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors. The term "Bank" does not include the Swingline Bank in its capacity as such.

    "Bank  of  America"  means  Bank  of  America   National  Trust  &  Savings
Association.

     "Bank Parties" means the Banks, the Swingline Bank, the Agents and the Lead Arrangers.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Base Rate Loan' means a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8.

     "Base Rate Margin" has the meaning set forth in Section 2.07(a).

     "Borrower"  means  Venator  Group,   Inc.   (formerly  known  as  Woolworth
Corporation), a New York corporation, and its successors.

     "Borrower's 1997 Form 10-K" means the Borrower's annual report on Form 10-K for the1997 Fiscal Year, as filed with the SEC pursuant to the Exchange Act.

     "Borrower's Latest 10-Q" means the Borrower's quarterly report on Form 10-Q for the Fiscal Quarter ended October 31, 1998, as filed with the SEC pursuant to the Exchange Act.

     "Borrowing" has the meaning set forth in Section 1.03.

     "Business Acquisition" means (i) an Investment by the Borrower or any of its Subsidiaries in any other Person (including an Investment by way of acquisition of securities of any other Person) pursuant to which such Person shall become a Subsidiary or shall be merged into or consolidated with the Borrower or any of its Subsidiaries or (ii) an acquisition by the Borrower or any of its Subsidiaries of the property and assets of any Person (other than the Borrower or any of its Subsidiaries) that constitute substantially all the assets of such Person or any division or other business unit of such Person. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

     "CD Base Rate" has the meaning set forth in Section 2.07(b).

     "CD Loan" means a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

     "CD Margin" has the meaning set forth in Section 2.07(b).

     "CD Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

     "CD  Reference  Banks"  means The Bank of New  York,  Bank of  America  and
Morgan.

     "Co-Agents" means the Banks designated as Co-Agents on the signature pages hereof, in their respective capacities as Co-Agents in connection with the credit facility provided hereunder.

     "Collateral" means the collateral purported to be subject to the Liens of all the Collateral Documents.

     "Collateral Documents" means the Security Agreement, the Pledge Agreement, each mortgage entered into pursuant to Section 5.20(b) and any additional security agreements, pledge agreements, mortgages or other agreements required to be delivered pursuant to the Loan Documents to secure the obligations of the Obligors under the Loan Documents (including without limitation any additional pledge agreements delivered by any Obligor pursuant to the provisions of the Pledge Agreement), and any instruments of assignment or other instruments or agreements executed pursuant to the foregoing.

     "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule (or, in the case of an Assignee, the portion of the transferor Bank's Commitment assigned to such Assignee pursuant to Section 9.06(c)), in each case as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11 or changed as a result of an assignment pursuant to Section 8.06 or 9.06(c). The term "Commitment" does not include the Swingline Commitment.

     "Commitment Schedule" means the Commitment Schedule attached hereto.

     "Committed  Loan"  means a loan  made or to be made by a Bank  pursuant  to
Section 2.01 or Section 2.18(f); provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Consolidated Capital Expenditures" means, for any period, the gross additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in the cash flow statement of the Borrower and its Consolidated Subsidiaries for such period (if such statement were prepared for such period), but excluding any such expenditures constituting a Business Acquisition permitted pursuant to Section 5.14 to the extent that the consideration paid by the Borrower and its Subsidiaries with respect thereto consists solely of common stock of the Borrower.

     "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date in accordance with generally accepted accounting principles.

     "Consolidated Tangible Net Worth" means at any date the consolidated shareholders' equity of the Borrower and its Consolidated Subsidiaries as of such date less their consolidated goodwill as of such date, adjusted to exclude the effect of any changes in the cumulative foreign currency translation adjustments.

     "Continuing Director" means at any date a member of the Borrower's board of directors who was either (i) a member of such board twelve months prior to such date or (ii) nominated for election to such board by at least two-thirds of the Continuing Directors then in office.

     "Credit Exposure" means, as to any Bank at any time:

          (i) the amount of its Commitment (whether used or unused) at such time; or


          (ii) if the Commitments have terminated in their entirety,  the sum of
     (x) its Outstanding Committed Amount and (y) the aggregate outstanding principal amount of its Money Market Loans,

all determined at such time after giving effect to any prior assignments by or to such Bank pursuant to Section 8.06 or 9.06.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.06 and the definition of Material Debt, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the maximum amount of such other Person's Debt Guaranteed thereby).

     "Debt Incurrence" means the incurrence or issuance of any Debt by the Borrower or any of its Subsidiaries other than (i) the Loans, the Swingline Loans and the Reimbursement Obligations, (ii) other Debt of the Borrower incurred under bank loan facilities and letter of credit facilities for the purpose of financing working capital and capital expenditures, (iii) Debt secured by a Lien permitted by Section 5.06(a)(ii), (iv) Debt owed to the Borrower or any Subsidiary, (v) Debt of any Subsidiary permitted by Section 5.09 and (vi) Debt of the Borrower not described in any of the foregoing clauses but only to the extent the Net Cash Proceeds from the incurrence or issuance thereof, in the aggregate, do not exceed $5,000,000.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Documentation Agent" means Bank of America National Trust & Savings Association in its capacity as documentation agent for the credit facility provided hereunder.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, when used in Section 2.17 with respect to any action to be taken by or with respect to the LC Agent, the term "Domestic Business Day" shall not include any day on which commercial banks are authorized by law to close in the jurisdiction where the LC Office of the LC Agent is located.

     "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Domestic Loans" means CD Loans or Base Rate Loans or both.

     "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

     "EBIT" means, for any period, the sum of (i) the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period plus (ii) to the extent deducted in determining such consolidated net income, the sum of (A) Interest Expense, (B) income taxes, (C) the after-tax effect of any extraordinary non-cash losses (or minus the after-tax effect of any extraordinary non-cash gains), (D) the before-tax effect of any non-recurring non-cash losses that are not classified as extraordinary losses (or minus the before-tax effect of any non- recurring non-cash gains that are not classified as extraordinary gains) and (E) any pre-tax loss (or minus any pre-tax gain) on the sale of any ownership or leasehold interest in real property, subject to the provisions of Section 1.02(b).

     "EBITDA" means, for any period, (i) EBIT for such period plus (ii) to the extent deducted in determining consolidated net income for such period, depreciation and amortization.

     "Effective Date" has the meaning set forth in Section 3.01.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, injunctions, permits, licenses and agreements relating to the protection of the environment, to the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, hazardous or toxic substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous or toxic substances or wastes or the clean-up or other remediation thereof.

     "Equity Issuance" means any issuance of equity securities, or any sale or other transfer of treasury stock, by the Borrower or any of its Subsidiaries, other than (i) equity securities issued to, or treasury stock sold or transferred to, the Borrower or any of its Subsidiaries, (ii) common stock of the Borrower issued as consideration for a Business Acquisition permitted pursuant to Section 5.14 and (iii) equity securities of the Borrower issued pursuant to employee stock plans in an aggregate amount not to exceed $5,000,000.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under subsection (b), (c), (m) or
(o) of Section 414 of the Internal Revenue Code.

     "Escrow Account" has the meaning set forth in Section 5.17(b).

     "Escrow Agent" has the meaning set forth in Section 5.17(b).

     "Escrow Agreement" has the meaning set forth in Section 5.17(b).

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

     "Euro-Dollar Loan" means a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

     "Euro-Dollar Margin" has the meaning set forth in Section 2.07(c).

     "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.07(c) on the basis of an Adjusted London Interbank Offered Rate.

    "Euro-Dollar Reference Banks" means the principal London offices of The Bank of New York, Bank of America and Morgan.

     "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(c).

     "Event of Default" has the meaning set forth in Section 6.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     'Existing Standby Letters of Credit" means the standby letters of credit listed on Schedule 1.01(c).

     "Extension of Credit" means the making of a Loan or a Swingline Loan or the issuance or extension of a Letter of Credit.

     "Facility Fee Rate" has the meaning set forth in Section 2.09.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Bank of New York on such day on such transactions as determined by the Administrative Agent.

     "Final Disposition Date" means, with respect to any Real Property Held For Sale, the date identified as such by the Borrower to the Banks prior to the Effective Date with respect to such Real Property Held For Sale.

     "Fiscal Quarter" means a fiscal quarter of the Borrower.

     "Fiscal Year" means a fiscal year of the Borrower. A Fiscal Year is identified by the calendar year which includes approximately eleven months of such Fiscal Year (e.g., Fiscal Year 1998 refers to the Fiscal Year that ended on January 30, 1999).

     "Fixed Charge Coverage Ratio" means, at the last day of any Fiscal Quarter, the ratio of (i) the sum of EBIT plus 1/3 of Annual Rent Expense, in each case for the four consecutive Fiscal Quarters then ended to (ii) the sum of Interest Expense plus 1/3 of Annual Rent Expense, in each case for the same four consecutive Fiscal Quarters.

     "Fixed Rate Loan" means any loan except a Loan that bears interest at the Base Rate.

     "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction, and conducting substantially all its operations, outside the United States.

     "Group of Loans" or "Group" means at any time a group of Committed Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time,
(ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guarantee Agreement" means the Guarantee Agreement dated as of the Effective Date among the initial Subsidiary Guarantors and the Administrative Agent, substantially in the form of Exhibit H, as amended from time to time.

     "Immaterial Subsidiary" means at any time any Subsidiary that (i) does not hold any material patents, trademarks or other intellectual property, (ii) on a consolidated basis, together with its Subsidiaries, holds assets with an aggregate fair market value of less than $2,000,000, (iii) on a consolidated basis, together with its Subsidiaries, does not account for more than 1% of the consolidated revenues of the Borrower and its Consolidated Subsidiaries and (iv) on a consolidated basis, together with its Subsidiaries, does not have consolidated net income in excess of $500,000. The determinations in clauses
(ii), (iii) and (iv) shall be made on the basis of the financial statements most recently delivered by the Borrower to the Banks pursuant to Sections 5.01(a) or 5.01(b), as the case may be. The parties hereto acknowledge and agree that each of the trademarks listed on Schedule 1.01(a) is a material trademark.

     "Indemnitee" has the meaning set forth in Section 9.03(b).

     "Indenture" means the Indenture dated as of October 10, 1991 between the Borrower and The Bank of New York, as Trustee, as in effect on the Effective Date.

     "Interest Expense" means, for any period, the consolidated interest expense (net of interest income) of the Borrower and its Consolidated Subsidiaries for such period, calculated in the same manner as the amounts shown as "interest expense, net" under the heading "Interest expense" on page F-4 of the Borrower's 1997 Form 10-K, subject to the provisions of Section 1.02(b).

     "Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c)  any  Interest   Period  which  would   otherwise  end  after  the
     Termination Date shall end on the Termination Date.

2) with respect to each CD Loan, a period commencing on the date of borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(3) with respect to each Money Market LIBOR Loan, the period commencing on the date such Loan is made and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c)  any  Interest   Period  which  would   otherwise  end  after  the
     Termination Date shall end on the Termination Date.

(4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date such Loan is made and ending such number of days thereafter (but not less than 14 days) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b)  any  Interest   Period  which  would   otherwise  end  after  the
     Termination Date shall end on the Termination Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit, Guarantee or otherwise.

     "Invitation for Money Market Quotes" means an Invitation for Money Market Quotes substantially in the form of Exhibit D hereto.

     "LC Agent" means The Bank of New York in its capacities as letter of credit agent in connection with the letter of credit facility provided hereunder and as the issuer of the letters of credit issued or to be issued hereunder, and its successors in such capacities; provided that, for purposes of Section 2.17 only, when used to refer to the issuer of the Existing Standby Letter of Credit in the face amount of $250,000 issued by KeyBank National Association, and its successors in such capacity.

     "LC Collateral Account" has the meaning set forth in the Security Agreement; provided that, at any time prior to the execution of the Security Agreement, "LC Collateral Account" shall mean a collateral account established pursuant to arrangements satisfactory to the LC Agent and the Administrative Agent.

     "LC Exposure" means, with respect to any Bank at any time, an amount equal to its Pro Rata Share of the Aggregate LC Exposure at such time.

     "LC Fee Rate" has the meaning set forth in the Pricing Schedule.

     "LC Indemnitees" has the meaning set forth in Section 2.17(m).

     "LC Office" means, with respect to the LC Agent, for any Letter of Credit, the office at which the LC Agent books such Letter of Credit.

     "Lead Arrangers" means J.P. Morgan Securities Inc., BNY Capital Markets, Inc. and NationsBank Montgomery Securities LLC in their respective capacities as lead arrangers for the credit facility provided hereunder.

     "Letter of Credit" means a letter of credit issued or to be issued hereunder by the LC Agent, and any Existing Standby Letter of Credit.

     "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.03.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of the Loan Documents, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. The issuance of trade letters of credit for the account of the Borrower or any of its Subsidiaries to finance the purchase of inventory whereby title documents to the related goods are consigned to the order of the letter of credit issuer shall not be considered to create a "Lien" on inventory for the purposes of the Loan Documents. In addition, the parties hereto acknowledge and agree that precautionary UCC-1 filings made with respect to obligations of the Borrower or any of its Subsidiaries under operating leases do not constitute a "Lien".

     "Loan" means a Committed Loan or a Money Market Loan and "Loans" means Committed Loans or Money Market Loans or any combination of the foregoing. The term "Loan" does not include a Swingline Loan.

     "Loan Documents" means this Agreement, the Guarantee Agreement, the Collateral Documents, the Notes and the Swingline Note.

     "London  Interbank  Offered  Rate" has the  meaning  set  forth in  Section
2.07(c).

     "Major Casualty Proceeds" means (i) the aggregate insurance proceeds received in connection with one or more related events by the Borrower or any of its Subsidiaries under any Property Insurance Policy or (ii) any award or other cash compensation with respect to any one or more related condemnations of property (or any transfer or disposition of property in lieu of condemnation) received by the Borrower or any of its Subsidiaries if, in the case of either clause (i) or (ii), the amount of such aggregate insurance proceeds or award or other cash compensation exceeds $500,000.

     "Material Adverse Effect" means a material adverse effect on (i) the business, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Obligor to perform any payment obligation of such Obligor under the Loan Documents or (iii) the ability of any Bank Party to enforce any rights or remedies under the Loan Documents with respect to the Collateral or any payment obligation of any Obligor under the Loan Documents.

    "Material  Debt"  means Debt  (other  than the Loans,  Swingline  Loans and
Reimbursement   Obligations)   of  the  Borrower  and/or  one  or  more  of  its
Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $5,000,000.

     "Material Plan" means at any time a Plan (or any two or more Plans, each of which has Unfunded Liabilities) having aggregate Unfunded Liabilities in excess of $5,000,000.

     "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

     "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

     "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the rate applicable to Base Rate Loans by reason of clause (a) of Section 8.01).

     "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

     "Money Market Margin" has the meaning set forth in Section 2.03(d).

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03 substantially in the form of Exhibit E hereto.

          "Money Market Quote Request" means a Money Market Quote Request substantially in the form of Exhibit C hereto.

     "Moody's" means Moody's Investors Service, Inc., and its successors.


     "Morgan" means Morgan Guaranty Trust Company of New York.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "Net Cash Proceeds" means:

               (i) with respect to any Asset Sale (including for this purpose any disposition that would be an Asset Sale but for clause (iv) of the definition of Asset Sale), an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Asset Sale (including any cash proceeds received as income or other proceeds of any noncash proceeds of such Asset Sale or any amounts described in clause (z) in excess of amounts actually paid pursuant to post-closing purchase price adjustments), less (w) any expenses reasonably incurred by such Person in respect of such Asset Sale, (x) the amount of any Debt secured by a Lien on any asset disposed of in such Asset Sale and discharged from the proceeds thereof (and required to be so discharged by the terms of such Debt),
          (y) any taxes actually paid or to be payable by such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower and its Subsidiaries) in respect of such Asset Sale and (z) any amounts constituting post-closing purchase price adjustments in respect of such Asset Sale, to the extent a reserve has been established with respect thereto in accordance with GAAP,

               (ii) with respect to any Debt Incurrence (including for this purpose any incurrence or issuance of Debt that would be a Debt Incurrence but for clause (vi) of the definition of Debt Incurrence), an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries in respect thereof less any customary fees and commissions and expenses reasonably incurred by them in respect thereof,

               (iii) with respect to any Equity Issuance, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries in respect thereof less any customary fees and commissions and expenses reasonably incurred by them in respect thereof; and

               (iv) with respect to the occurrence of the Refinancing Date, an amount equal to the amount on deposit in the Escrow Account on such Date (after giving effect to any withdrawals made therefrom on such Date the proceeds of which have been applied to repay or repurchase any 7% Debentures then outstanding).

     "New Subordinated Debt" means any Debt of the Borrower described in clauses
(i) or (ii) of the definition of Debt and incurred after the Effective Date which (i) has a final maturity no earlier than December 31, 2002, (ii) requires no scheduled principal payments thereof prior to December 31, 2002, (iii) is not Guaranteed by any Person other than a Subsidiary Guarantor, (iv) is subordinated (and the Guarantees of which are subordinated) to the obligations of the Borrower (and any applicable Subsidiary Guarantor) under the Loan Documents on customary capital market terms approved by the bank affiliate of each Lead Arranger and (v) permits (and the Guarantees of which permit) the Borrower (and any applicable Subsidiary Guarantor) to create, incur, assume or suffer to exist Liens securing the obligations of the Obligors under the Loan Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired, without any restrictions (including without limitation any requirement to equally and ratably secure any such Debt (or Guarantee thereof)).

     "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" means a Notice of Committed Borrowing or a Notice of Money Market Borrowing.

     "Notice of Committed Borrowing" has the meaning set forth in Section 2.02.

     "Notice of  Interest  Rate  Election"  has the meaning set forth in Section
2.08.

     "Notice of Money Market Borrowing" has the meaning set forth in Section 2.03(f).

     "Notice  of  Swingline  Borrowing"  has the  meaning  set forth in  Section
2.18(b).

     "Obligor" means the Borrower or any Subsidiary Guarantor, and "Obligors" means all of them.

     "Other Refinancing" means any issuance for cash proceeds by the Borrower of Other Refinancing Debt or New Subordinated Debt, but solely to the extent the cash proceeds thereof are applied contemporaneously by the Borrower to refinance the Debt set forth on Schedule 1.01(b).

     "Other Refinancing Debt" means any Debt of the Borrower described in clauses (i) or (ii) of the definition of Debt and incurred after the Effective Date which (i) has a final maturity no earlier than December 31, 2002, (ii) requires no scheduled principal payments thereof prior to December 31, 2002,
(iii) is not Guaranteed by any Person and (iv) permits the Borrower to create, incur, assume or suffer to exist Liens securing the obligations of the Obligors under the Loan Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired, without any restrictions (including without limitation any requirement to equally and ratably secure any such Debt).

     "Outstanding Committed Amount" means, with respect to any Bank at any time, the sum of (i) the aggregate outstanding principal amount of its Committed Loans, (ii) its Pro Rata Share of the aggregate outstanding principal amount of the Swingline Loans (if any) and (iii) its LC Exposure, all determined at such time after giving effect to any prior assignments by or to such Bank pursuant to
Section 8.06 or 9.06(c).

     "Parent" means, with respect to any Bank Party, any Person controlling such Bank Party.

     "Participant" has the meaning set forth in Section 9.06(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Pledge Agreement" means the Pledge Agreement to be entered into among the Obligors and the Administrative Agent, substantially in the form of Exhibit G, as amended from time to time, pursuant to which (and to additional foreign pledge agreements referred to therein) each Obligor party thereto shall pledge the capital stock of each Subsidiary held by such Obligor, subject to the exceptions and limitations set forth therein.

     "Pricing Schedule" means the Pricing Schedule attached hereto.

     "Prime Rate" means a rate of interest per annum equal to the rate of interest publicly announced from time to time in New York City by The Bank of New York as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

     "Pro Rata Share" means, with respect to any Bank at any time, a fraction the numerator of which is the amount of such Bank's Commitment at such time (or, if the Commitments have terminated in their entirety, such Bank's Commitment as in effect immediately prior to such termination) and the denominator of which is the Total Commitments at such time (or, if the Commitments have terminated in their entirety, Total Commitments as in effect immediately prior to such termination).

     "Property Insurance Policy" means any insurance policy maintained by the Borrower or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements, but excluding coverage for losses from business interruption.

     "Real Property Held For Sale" means each ownership interest in real property held by the Borrower or any Subsidiary and identified by the Borrower to the Banks prior to the Effective Date.

     "Reduction Event" means (i) any Asset Sale, (ii) any Debt Incurrence (other than a 7% Debentures Refinancing or an Other Refinancing), (iii) any Equity Issuance, (iv) the receipt by the Borrower or any Subsidiary of Major Casualty Proceeds or (v) the occurrence of the Refinancing Date; provided that an event described in clause (iv) hereof shall not give rise to a Reduction Event (x) so long as at the time of receipt of the relevant Major Casualty Proceeds, no Default has occurred and is continuing and (y) to the extent that (1) within ten

Domestic Business Days after receipt of such Major Casualty Proceeds, the Borrower shall have delivered to the Administrative Agent the certificate referred to in Section 5.01(g)(x) with respect thereto, (2) within 90 days after receipt of such Major Casualty Proceeds, the Borrower shall have delivered to the Administrative Agent the certificate referred to in Section 5.01(g)(y) with respect thereto and (3) within 270 days after receipt of such Major Casualty Proceeds, the Borrower shall have actually expended such Major Casualty Proceeds to purchase or repair property, plant and equipment so that the Reduction Event, if any, occurring pursuant to clause (iv) hereof by reason of the receipt of such Major Casualty Proceeds shall be deemed to occur on (A) the tenth Domestic Business Day following receipt thereof, as to the amount thereof, if no certificate with respect thereto has been delivered by the Borrower to the Administrative Agent pursuant to Section 5.01(g)(x), (B) the 90th day following receipt thereof, as to the amount thereof not committed to be expended for the purchase or repair of property, plant and equipment in the certificate with respect thereto delivered by the Borrower to the Administrative Agent pursuant to Section 5.01(g)(y), or if no such certificate has been so delivered by such time and (C) the 270th day following receipt thereof, as to the amount thereof not so expended on or prior to such day. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

     "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

     "Refinancing Date" means the first date on which no 7% Debentures are outstanding.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Reimbursement Obligation" means any obligation of the Borrower to reimburse the LC Agent pursuant to Section 2.17 for amounts paid by the LC Agent in respect of drawings under Letters of Credit, including any portion of any such obligation to which a Bank has become subrogated pursuant to paragraph (1) of Section 2.17(j).

    "Requesting Banks" means at any time one or more Banks having at least 15% of the aggregate amount of the Commitments.

     "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Credit Exposures at such time.

    "Required Escrow Amount" has the meaning set forth in Section 5.17(b).

     "Responsible Officer" means, with respect to the Borrower, its chief operating officer, its chief financial officer, its general counsel, its treasurer, any assistant treasurer or any other officer whose duties include the administration of this Agreement.

     "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock of the same class) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other rights to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  the
McGraw-Hill Companies, Inc., and its successors.

     "SEC" means the Securities and Exchange Commission.

     "Security Agreement" means the Security Agreement to be entered into among the Obligors and the Administrative Agent, substantially in the form of Exhibit F, as amended from time to time.

     "7% Debentures" means the 7% Notes due June 1, 2000 in the aggregate principal amount of $200,000,000 issued by the Borrower pursuant to the Indenture.

     "7% Debentures Refinancing" means any issuance for cash proceeds by the Borrower of any New Subordinated Debt, but only to the extent that the Net Cash Proceeds thereof (i) together with the Net Cash Proceeds of any prior issuances of New Subordinated Debt that constitute a 7% Debentures Refinancing, do not exceed $200,000,000 and (ii) are applied by the Borrower to repay or repurchase the 7% Debentures or are deposited in the Escrow Account in accordance with the provisions of Section 5.17(b).

    "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

     "Subsidiary Guarantor" means each Subsidiary that from time to time is a party to the Guarantee Agreement.

     "Swingline Bank" means The Bank of New York, in its capacity as the Swingline Bank under the swingline facility described in Section 2.18, and its successors in such capacity.

     "Swingline Commitment means the obligation of the Swingline Bank to make Swingline Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the lesser of (i) $40,000,000 and (y) 10% of the Total Commitments at such time.

     "Swingline  Loan"  means a loan  made by the  Swingline  Bank  pursuant  to
Section 2.18(a).

     "Swingline Loan Availability Period" means the period from and including the Effective Date to but excluding the Swingline Maturity Date.

     "Swingline Maturity Date" means the day that is 30 days before the Termination Date.

     "Swingline Note" means a promissory note of the Borrower, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay the Swingline Loans.

     "Target Date" means the first date on which (i) the Loans to the Borrower are expressly rated at least BBB- by S&P and at least Baa3 by Moody's and (ii) the Total Commitments do not exceed $350,000,000.

     "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A- 1 by S&P and at least P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any Bank or any bank or trust company which is organized or licensed under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above or (v) in the case of Investments made by a Foreign Subsidiary, Investments substantially similar to those described in clauses (i) through (iv) and denominated in the local currency of the jurisdiction in which such Foreign Subsidiary conducts its operations; provided in each case that such Investment matures within one year after it is acquired by the Borrower or a Subsidiary.

     "Termination Date" means April 9, 2002, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day.

     "Total Commitments" means, at any time, the aggregate amount of the Commitments (whether used or unused) at such time.

     "Total Usage" means, at any time, the sum of (i) the aggregate outstanding principal amount of all Loans and Swingline Loans and (ii) the Aggregate LC Exposure, all determined at such time.

     "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "United States" means the United States of America, including the States thereof and the District of Columbia, but excluding its territories and possessions.

     Section 1.02. Accounting Terms and Determinations. (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any provision hereof to eliminate the effect of any change in generally accepted accounting principles on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend any provision hereof for such purpose), then such provision shall be applied on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such provision is amended in a manner satisfactory to the Borrower and the Required Banks.

     (b) For purposes of determining  compliance with the provisions of Sections
5.08 on any date prior to January 29, 2000, "EBIT" for the relevant period shall be "EBIT" for the period from and including January 31, 1999 to and including the then most recently ended Fiscal Quarter, annualized on a simple arithmetic basis. For purposes of determining compliance with the provisions of Sections
5.10 on the last day of any Fiscal Quarter ended prior to January 29, 2000, "EBIT" and "Interest Expense" for the relevant period shall be "EBIT" or
"Interest Expense", as the case may be, for the period from and including January 31, 1999 to and including the last day of such Fiscal Quarter, and "Annual Rent Expense" shall be $136,250,000 (for purposes of determining compliance on the last day of the first Fiscal Quarter 1999), $272,500,000 (for purposes of determining compliance on the last day of the second Fiscal Quarter
1999) and $408,750,000 (for purposes of determining compliance on the last day of the third Fiscal Quarter 1999), which amounts constitute the total rent expense (net of sublease income) of the Borrower and its Consolidated Subsidiaries for the Fiscal Year 1998 included in the projections of financial performance of the Borrower set forth in the $500,000,000 Senior Credit Facility Amendment Confidential Information Memorandum dated February, 1999 multiplied by 1/4, 1/2 and 3/4, respectively.

     Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on the same date,  all of which Loans are of the same type (subject to
Article 8) and, except in the case of Base Rate Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section
2.03 in which the Bank participants are determined on the basis of their bids).

                                    ARTICLE 2

                                  The Credits

     Section 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time on and after the Effective Date and prior to the Termination Date; provided that, immediately after each such loan is made (and after giving effect to any substantially concurrent application of the proceeds thereof to repay outstanding Loans and Swingline Loans):

          (i) such Bank's Outstanding Committed Amount shall not exceed its Commitment; and

          (ii) the Total Usage shall not exceed the Total Commitments.

Each Borrowing under this Section shall be in an aggregate principal amount of $15,000,000 or any larger multiple of $1,000,000; provided that (x) any such Borrowing may be in an aggregate amount equal to the aggregate unused amount of the Commitments and (y) if such Borrowing is made on the Swingline Maturity Date, such Borrowing may be in the aggregate amount of the Swingline Loans outstanding on such date. Each such Borrowing shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits and subject to Section 2.11, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.13, and reborrow under this Section at any time prior to the Termination Date.

     Section 2.02. Notice of Committed Borrowing. (a) The Borrower shall give the Administrative Agent a notice substantially in the form of Exhibit J (a "Notice of Committed Borrowing") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

     (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

     (ii)   the aggregate amount of such Borrowing,

     (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate, and

     (iv) if such Borrowing is a CD Borrowing or EuroDollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     Section 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to the Borrower from time to time on or after the Target Date and prior to the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request so as to be received no later than 11:00 A.M. (New York City time) on
(x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

     (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

     (ii) the aggregate amount of such Borrowing, which shall be $15,000,000 or a larger multiple of $1,000,000,

     (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

     (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

     (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

     (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Article 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit E hereto and shall in any case specify:

               (A) the proposed date of Borrowing,

               (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

               (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

               (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

               (iii) Any Money Market Quote shall be disregarded if it:

               (A) is not substantially in conformity with Exhibit E hereto or does not specify all of the information required by subsection
          (d)(ii);

               (B) contains qualifying, conditional or similar language, except an aggregate limitation permitted by subsection (d)(ii)(B)(z);

               (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

               (D) arrives after the time set forth in subsection (d)(i).

               (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify
(A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

     (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

               (ii) the principal amount of each Money Market Borrowing must be $15,000,000 or a larger multiple of $1,000,000,

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be,

               (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and

     (v) immediately after such Money Market Borrowing is made (and after giving effect to any substantially concurrent application of the proceeds thereof to repay outstanding Loans and Swingline Loans), the Total Usage shall not exceed the Total Commitments.

     (g) Allocation by Administrative Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     Section 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (b) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied (which determination may, in the case of Section 3.03(c), be based in part on information supplied by the LC Agent on the date of such Borrowing as to the Aggregate LC Exposure on such date), the Administrative Agent shall (i) apply the funds so received from the Banks to repay all Swingline Loans (if any) then outstanding, together with interest accrued thereon and any other associated expenses, and (ii) make the remainder of such funds available to the Borrower not later than 2:00 P.M. (New York City time) at the Administrative Agent's aforesaid address.

     (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection
(b) of this Section 2.04 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the

Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     Section 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans at any time.

     (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note, the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date and amount of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that neither the failure by any Bank to make any such recordation or endorsement, nor any error therein, shall affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

     Section 2.06. Maturity of Loans; Mandatory Prepayments of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

 (b) Each Money Market Loan included in any Money Market Borrowing shall mature and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

     (c) On each date on which the Commitments are permanently reduced pursuant to subsection (a), (b) or (c) of Section 2.11, the Borrower shall prepay outstanding Loans, and shall cash collateralize Letters of Credit (without duplication, in the case of any reduction of the Commitments pursuant to Section 2.11(c), of any prepayment or cash collateralization made by the Borrower pursuant to subsection (d)) in such amounts so that, after giving effect to such prepayments and such cash collateralization, the Total Usage shall not exceed the Total Commitments as then reduced. In determining Total Usage on any date for purposes of this subsection (c), Aggregate LC Exposure shall be reduced by an amount equal to the amount on deposit in the LC Collateral Account on such day (immediately prior to giving effect to any deposits made therein on such day pursuant to the immediately preceding sentence).

     (d) To the extent the terms of any Debt issued by the Borrower or any of its Subsidiaries after the Effective Date (including without limitation any New Subordinated Debt) would otherwise require the prepayment or repurchase (or offer to repurchase) of such Debt upon receipt by the Borrower or any of its Subsidiaries of cash proceeds of any Asset Sales (or any disposition of assets excluded from the definition of Asset Sale pursuant to clauses (i) through (iv) thereof) or any Major Casualty Proceeds (or any proceeds excluded from the definition of Major Casualty Proceeds pursuant to clauses (i) or (ii) thereof) but for the provisions of this subsection (d), upon receipt by the Borrower or any of its Subsidiaries of such cash proceeds, the Borrower will prepay Loans and cash collateralize Letters of Credit in an amount equal to the amount that is necessary in order to excuse the Borrower or any of its Subsidiaries from prepaying or repurchasing (or offering to repurchase) such Debt.

     (e) During each Clean-Down Period there shall be at least fifteen consecutive days on which the sum of (i) the aggregate outstanding principal amount of all Committed Loans plus (ii) the aggregate outstanding principal amount of all Swingline Loans plus (iii) the aggregate amount of Reimbursement Obligations (excluding, for this purpose, any Reimbursement Obligation that is not yet overdue pursuant to Section 2.17(i)) does not exceed $50,000,000. The
Borrower will prepay Loans to the extent necessary to comply with the immediately preceding sentence. For purposes of this subsection (e), "Clean-Down Period" means each period from and including the first day of the fourth Fiscal Quarter of each Fiscal Year to and including the last day of such Fiscal Quarter.

     (f) The prepayments and the cash collateralization (if applicable) to be made pursuant to subsections (c), (d) and (e) shall be effected as follows: first, the Borrower shall prepay any Swingline Loans then outstanding, until all Swingline Loans have been paid in full, second, the Borrower shall prepay any Committed Loans then outstanding, until all Committed Loans have been paid in full, third, the Borrower shall deposit immediately available funds in the LC Collateral Account, until an amount equal to the then Aggregate LC Exposure has been deposited in the LC Collateral Account and fourth, the Borrower shall prepay any Money Market Loans then outstanding (in the order in which they were made), until all Money Market Loans have been paid in full. The Borrower shall give the Agent at least three Euro-Dollar Business Days' notice of each prepayment required to be made pursuant to this subsection (f).

     Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due or is converted, at a rate per annum equal to the Base Rate plus the Base Rate Margin, in each case for such day. Subject to
Section 2.06, such interest shall be payable for each calendar month in arrears on the last Domestic Business Day thereof and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on the date such principal amount is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to such Base Rate Loan for such day.

     "Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan or any portion thereof shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest for each day during such Interest Period at the rate applicable to Base Rate Loans for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Loan immediately before such payment became due and (ii) the rate applicable to Base Rate Loans for such day.

     The "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:



                    ACDR   =   Adjusted CD Rate
                    CDBR   =   CD Base Rate
                    DRP    =   Domestic Reserve Percentage
                    AR     =   Assessment Rate

* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

     The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

     "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

     "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

     (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof.

     "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

     (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the Base Rate for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan immediately before such payment became due.

     (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day.

     (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

     Section 2.08. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of subsection (d) below and Article 8), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans; or

          (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans to Domestic Loans of the other type or continued as Domestic Loans of the same type for an additional Interest Period, in which case such notice shall be delivered to the Administrative Agent at least three Domestic Business Days before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $15,000,000 or any larger multiple of $1,000,000.

          (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are CD Loans or Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of CD Loans or Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

     (d) The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, CD Loans or Euro-Dollar Loans if a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent or when such conversion or continuation would otherwise be effective.

     Section 2.09. Facility Fees. The Borrower shall pay to the Administrative Agent for the account of each Bank a facility fee, calculated for each day at the Facility Fee Rate for such day, on the amount of such Bank's Credit Exposure on such day. Such facility fees shall accrue for each day from and including the Effective Date to but excluding the day on which the Credit Exposures are reduced to zero and shall be payable quarterly in arrears on each September 19, December 19, March 19 and June 19 and on the day on which the Credit Exposures are reduced to zero.

     "Facility Fee Rate" means a rate per annum determined daily in accordance with the Pricing Schedule.

     Section 2.10. Optional Termination or Reduction of Commitments. (a) The Borrower may, without premium or penalty, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Bank has an Outstanding Committed Amount at such time or (ii) ratably reduce the Commitments from time to time, in each case by an aggregate amount of at least $15,000,000; provided that immediately after such reduction:

          (x) no Bank's Outstanding Committed Amount shall exceed its Commitment as so reduced;

          (y) the Total Usage shall not exceed the Total Commitments; and;

          (y) the aggregate outstanding principal amount of the Swingline Loans shall not exceed the Swingline Commitment (after giving effect to any reduction thereof pursuant to Section 2.11(d)).

Upon any such termination or reduction of the Commitments, the Administrative Agent shall promptly notify each Bank of such termination or reduction.

     (b) The Borrower may, upon at least three Domestic Business Day' notice to the Administrative Agent, terminate the Swingline Commitment at any time, if no Swingline Loans are outstanding at such time.

     (c) If the Borrower wishes to replace this Agreement with another credit agreement at any time, the Borrower may, on the date when such other credit agreement becomes effective, terminate the Commitments hereunder and prepay any and all Committed Loans and Swingline Loans then outstanding hereunder; provided that:

          (i) the Borrower notifies each Bank as to the possibility of such termination and such prepayment (if any) at least three Euro-Dollar Business Days prior thereto;

          (ii) the Borrower gives definitive notice of such termination and such prepayment (if any) to the Administrative Agent before 10:00 A.M. (New York City time) on the date of such termination;

          (iii)  all  Committed   Loans,   Swingline  Loans  and   Reimbursement
     Obligations outstanding on the date of such termination (together with accrued interest thereon) are paid in full on such date;

          (iv) in connection with any prepayment of Committed Loans or Swingline Loans on such date, the Borrower complies with the requirements of subsections (a) and (b) of Section 2.13, Section 2.15 and subsection (d) of
     Section 2.18 in all respects except the timing of definitive notice of such prepayment; and

          (v) no Letter of Credit issued hereunder remains outstanding after the date of such termination unless the LC Agent shall have agreed to allow such Letter of Credit to remain outstanding after the Commitments (and the Banks' participations in such Letter of Credit) terminate.

     Section 2.11. Mandatory Reduction of Commitments. (a) On February 15, 2000, the Commitments will be reduced to $300,000,000.

     (b) On the fifth Euro-Dollar Business Day after the date on which the Borrower or any of its Subsidiaries receives any Net Cash Proceeds in respect of any Reduction Event, the Total Commitments shall be permanently reduced by an amount equal to such Net Cash Proceeds, until the Total Commitments do not exceed $350,000,000; provided that if the Net Cash Proceeds in respect of any Reduction Event is less than $5,000,000, no such permanent reduction shall be required until the Net Cash Proceeds with respect to such Reduction Event, together with the Net Cash Proceeds with respect to all other Reduction Events in respect of which no permanent reduction under this subsection (b) shall have theretofore been made, is equal to at least $5,000,000.

     (c) To the extent the terms of any Debt issued by the Borrower or any of its Subsidiaries after the Effective Date (including without limitation any New Subordinated Debt) would otherwise require the prepayment or repurchase (or offer to repurchase) of such Debt upon receipt by the Borrower or any of its Subsidiaries of cash proceeds of any Asset Sale (or any disposition of assets excluded from the definition of Asset Sale pursuant to clauses (i) through (iv) thereof) or any Major Casualty Proceeds (or any proceeds excluded from the definition of Major Casualty Proceeds pursuant to clauses (i) or (ii) thereof) but for the provisions of this subsection (c), upon receipt by the Borrower or any of its Subsidiaries of such cash proceeds, the Commitments shall be permanently reduced by an amount equal to the amount that is necessary in order to excuse the Borrower or any of its Subsidiaries from prepaying or repurchasing (or offering to repurchase) such Debt.

     (d) On any date on which the Commitments are reduced pursuant to Section 2.11, the Swingline Commitment will be reduced by such amount as shall be necessary so that, after giving effect to such reduction, the Swingline Commitment shall not exceed 10% of the Total Commitments as so reduced.

     Section 2.12. Mandatory Termination of Commitments. (a) The Commitments shall terminate on the Termination Date and any Committed Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     (b) The Swingline Commitment shall terminate on the Swingline Maturity Date and any Swingline Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     Section 2.13. Optional and Mandatory Prepayments. (a) The Borrower may upon at least one Domestic Business Day's notice to the Administrative Agent, prepay the Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate by reason of clause (a) of Section 8.01) in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks (or the Money Market Loans included in such Money Market Borrowing).

     (b) Subject to Section 2.15, the Borrower may, upon at least two Domestic Business Days' notice to the Administrative Agent, in the case of a Group of CD Loans or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, in the case of a Group of Euro-Dollar Loans, prepay the Loans comprising such a Group, in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

     (c) In connection with any substitution of Banks pursuant to Section 8.06, the Borrower may prepay the Loans of the Bank being replaced, as provided in clause (ii) of Section 8.06.

     (d) Except as provided in Sections 2.06 and 2.13(a), the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

     (e) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     Section 2.14. General Provisions as to Payments. (a) The Borrower shall make (i) each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01 and (ii) each payment of Reimbursement Obligations and any other amounts payable in connection with the Letters of Credit in accordance with the provisions of Section 2.17. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or Swingline Loans or of fees or of Reimbursement Obligations shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any Euro-Dollar Loans or Money Market LIBOR Loan shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, any Money Market Absolute Rate Loan shall be due on a day which is not a Euro-Dollar
Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal or any Reimbursement Obligation is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

     Section 2.15. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any such Loan is converted to a Base Rate Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow or prepay any Fixed Rate Loans or fails to continue any CD Loan or Euro- Dollar Loans for an additional Interest Period or fails to convert any outstanding Loans to CD Loans or Euro-Dollar Loans, in each case after notice of such borrowing, prepayment, continuation or conversion has been given to any Bank in accordance with Section 2.04(a), 2.06(f), 2.08(c) or 2.13(e), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, continue or convert, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.16. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and facility fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.17. Letters of Credit.

     (a) Issuance of Letters of Credit. The LC Agent agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit for the account of the Borrower from time to time during the period from and including the Effective Date to but excluding the date that is 30 days before the Termination Date; provided that, immediately after each such Letter of Credit is issued:

          (i) the Aggregate LC Exposure shall not exceed $160,000,000 (of which the aggregate amount attributable to standby Letters of Credit will not exceed $60,000,000);

          (ii) in the case of each Bank, its Outstanding Committed Amount shall not exceed its Commitment; and

          (iii) the Total Usage shall not exceed the Total Commitments.

Upon the issuance by the LC Agent of each Letter of Credit pursuant to this subsection (a), the LC Agent shall be deemed, without further action by any party hereto, to have sold to each Bank and each Bank shall be deemed, without further action by any party hereto, to have purchased from the LC Agent, a participation in such Letter of Credit, on the terms set forth in this Section, equal to such Bank's Pro Rata Share thereof. In addition, on the Effective Date, the LC Agent shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the LC Agent, a participation in each Existing Standby Letter of Credit, on the terms set forth in this Section, equal to such Bank's Pro Rata Share thereof.

     (b) Expiry Dates. No Letter of Credit shall have an expiry date later than the fifth Domestic Business Day prior to the Termination Date. Subject to the preceding sentence:

          (i) each Letter of Credit shall, when issued, have an expiry date on or before the first anniversary of the date on which it is issued; and

          (ii) the expiry date of any Letter of Credit may, at the request of the Borrower, be extended from time to time for a period not exceeding one year so long as the LC Agent agrees to so extend such Letter of Credit (or, in the case of an "evergreen" Letter of Credit, its right to give a notice to prevent the extension thereof expires) no earlier than three months before the then existing expiry date thereof.

     (c) Notice of Proposed Issuance. The Borrower shall give the LC Agent and the Administrative Agent at least one Domestic Business Day's prior notice specifying the date each Letter of Credit is to be issued and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby.

     (d) Conditions to Issuance. The LC Agent shall not issue any Letter of Credit unless: (i) such Letter of Credit shall be satisfactory in form and reasonably satisfactory in substance to the LC Agent,

          (ii) the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the LC Agent shall have reasonably requested,


          (iii) the LC Agent shall have determined (based on information supplied by the Administrative Agent on the date of such issuance as to the amounts specified in subsection (a) of this Section other than the Aggregate LC Exposure) that the limitations specified in subsection (a) of this Section will not be exceeded immediately after such Letter of Credit is issued, and

          (iv) the LC Agent shall not have been notified in writing by the Borrower, the Administrative Agent or the Required Banks that any condition specified in clause (c), (d) or (e) of Section-3.03 is not satisfied on the date such Letter of Credit is to be issued.

     (e) Notice of Proposed Extensions of Expiry Dates. The LC Agent shall give the Administrative Agent at least one Domestic Business Day's notice prior to extending the expiry date of any Letter of Credit (or, in the case of an "evergreen" Letter of Credit, allowing it to be extended), specifying (i) the date on which such extension is to be made and (ii) the date to which such expiry date is to be so extended. The LC Agent shall not extend (or allow the extension of) the expiry date of such Letter of Credit if it shall have been notified by the Borrower or the Administrative Agent (at the request of the Required Banks) that any condition specified in clause (d) or (e) of Section
3.03 is not satisfied on the date of such extension (or, in the case of an "evergreen" Letter of Credit, the day when the LC Agent's right to give a notice preventing such extension expires).

     (f) Notice of Actual Issuances, Extensions and Amounts Available for Drawing. Promptly upon issuing any Letter of Credit or extending the expiry date of any Letter of Credit (or allowing the expiry date of any "evergreen" Letter of Credit to be extended), the LC Agent will notify the Administrative Agent of the date of such Letter of Credit, the amount thereof, the beneficiary or beneficiaries thereof and the expiry date or extended expiry date thereof. Within three Domestic Business Days after the end of each calendar month, the LC Agent shall notify the Administrative Agent and each Bank of (i) the daily average aggregate amount available for drawings (whether or not conditions for drawing thereunder have been satisfied) under all Letters of Credit outstanding during such month, (ii) the aggregate amount of letter of credit fees accrued during such month pursuant to subsection (g) of this Section, (iii) each Bank's Pro Rata Share of such accrued letter of credit fees and (iv) the aggregate undrawn amount of all Letters of Credit outstanding at the end of such month.

     (g) Fees. The Borrower shall pay to the LC Agent, for the account of the Banks ratably in accordance with their respective Pro Rata Shares, a letter of credit fee for each day at the LC Fee Rate on the aggregate amount available for drawings (whether or not conditions for drawing thereunder have been satisfied) under all Letters of Credit outstanding on such day. Such letter of credit fee shall be payable quarterly in arrears on the last Domestic Business Day of each calendar quarter and on the fifth Domestic Business Day before the Termination Date (or any earlier date on which the Commitments shall have terminated in their entirety and no Letters of Credit are outstanding). Promptly upon receiving any payment of such fee, the LC Agent will distribute to each Bank its Pro Rata Share thereof. In addition, the Borrower shall pay to the LC Agent for its own account fronting fees and reasonable expenses in the amounts and at the times agreed between the Borrower and the LC Agent.

     (h) Drawings. Upon receipt from the beneficiary of any Letter of Credit of a demand for payment under such Letter of Credit, the LC Agent shall determine in accordance with the terms of such Letter of Credit whether such demand for payment should be honored. If the LC Agent determines that any such demand for payment should be honored, the LC Agent shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing under such Letter of Credit. The LC Agent shall thereupon notify the Borrower of the amount of such drawing paid by it.

     (i) Reimbursement and Other Payments by the Borrower. (1) If any amount is drawn under any Letter of Credit, the Borrower irrevocably and unconditionally agrees to reimburse the LC Agent for all amounts paid by the LC Agent upon such drawing, together with any and all reasonable charges and expenses which the LC Agent may pay or incur relative to such drawing and interest on the amount drawn at the Federal Funds Rate for each day from and including the date such amount is drawn to but excluding the date such reimbursement payment is due and payable. Such reimbursement payment shall be due and payable (x) at or before 1:00 P.M. (New York City time) on the date the LC Agent notifies the Borrower of such drawing, if such notice is given at or before 10:00 A.M. (New York City time) on such date, or (y) at or before 10:00 A.M. (New York City time) on the first Domestic Business Day after the date such notice is given, if such notice is given after 10:00 A.M. (New York City time) on such date; provided that no payment otherwise required by this sentence to be made by the Borrower at or before 1:00 P.M. (New York City time) on any day shall be overdue hereunder if arrangements for such payment satisfactory to the LC Agent, in its reasonable discretion, shall have been made by the Borrower at or before 1:00 P.M. (New York City time) on such day and such payment is actually made at or before 3:00 P.M. (New York City time) on such day.

     (2) In addition, the Borrower agrees to pay to the LC Agent interest on any and all amounts not paid by the Borrower when due hereunder with respect to a Letter of Credit, for each day from and including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, payable on demand, at a rate per annum equal to the sum of 2% plus rate applicable to Base Rate Loans for such day.

     (3) Each payment to be made by the Borrower pursuant to this subsection (i) shall be made to the LC Agent in Federal or other funds immediately available to it at its address referred to in Section 9.01.

     (j) Payments by Banks with Respect to Letters of Credit. (1) If the Borrower fails to reimburse the LC Agent as and when required by subsection (i) above for all or any portion of any amount drawn under a Letter of Credit, the LC Agent may notify each Bank of such unreimbursed amount and request that each Bank reimburse the LC Agent for such Bank's Pro Rata Share thereof. Upon receiving such notice from the LC Agent, each Bank shall make available to the LC Agent, at its address referred to in Section 9.01, an amount equal to such Bank's share of such unreimbursed amount as set forth in such notice, in Federal or other funds immediately available to the LC Agent, by 3:00 P.M. (New York City time) on the Domestic Business Day following such Bank's receipt of such notice from the LC Agent, together with interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such Bank at the Federal Funds Rate for such day. Upon payment in full thereof, such Bank shall be subrogated to the rights of the LC Agent against the Borrower to the extent of such Bank's Pro Rata Share of the related Reimbursement Obligation (including interest accrued thereon). Nothing in this subsection (j) shall affect any rights any Bank may have against the LC Agent for any action or omission for which the LC Agent is not indemnified under subsection (n) of this Section.

     (2) If any Bank fails to pay any amount required to be paid by it pursuant to clause (1) of this subsection (j) on the date on which such payment is due, interest shall accrue on such Bank's obligation to make such payment, for each day from and including the date such payment became due to but excluding the date such Bank makes such payment, whether before or after judgment, at a rate per annum equal to the Federal Funds Rate for such day. Any payment made by any Bank after 3:00 P.M. (New York City time) on any Domestic Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Domestic Business Day.

     (3) If the Borrower shall reimburse the LC Agent for any drawing with respect to which any Bank shall have made funds available to the LC Agent in accordance with clause (1) of this subsection (j), the LC Agent shall promptly upon receipt of such reimbursement distribute to such Bank its Pro Rata Share thereof, including interest, to the extent received by the LC Agent.

     (k) Exculpatory Provisions. The Borrower's obligations under this Section shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Agent, any Bank, the beneficiary of any Letter of Credit or any other Person. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. None of the LC Agent, the Banks and their respective officers, directors, employees and agents shall be responsible for, and the obligations of each Bank to make payments to the LC Agent and of the Borrower to reimburse the LC Agent for drawings pursuant to this Section (other than obligations resulting solely from the gross negligence or willful misconduct of the LC Agent) shall not be excused or affected by, among other things, (i) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents presented under any Letter of Credit or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (and notwithstanding any assertion to such effect by the Borrower); (iii) payment by the LC Agent against presentation of documents to it which do not comply with the terms of the relevant Letter of Credit; (iv) any dispute between or among the Borrower, any of its Subsidiaries, the beneficiary of any Letter of Credit or any other Person or any claims or defenses whatsoever of the Borrower, any of its Subsidiaries or any other Person against the beneficiary of any
Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; (vi) any breach of this Agreement by any party hereto (except, in the case of the LC Agent, a breach resulting solely from its gross negligence or willful misconduct); (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; (viii) the fact that a Default shall have occurred and be continuing; or (ix) the fact that the Termination Date shall have passed or the Commitments shall have terminated. The LC Agent shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Any action taken or omitted by the LC Agent or any Bank under or in connection with any Letter of Credit and the related drafts and documents, if done without willful misconduct or gross negligence, shall be binding upon the Borrower and shall not place the LC Agent or any Bank under any liability to the Borrower.

     (l) Reliance, Etc. The LC Agent shall be entitled (but not obligated) to rely, and shall be fully protected in relying, on the representation and warranty by the Borrower set forth in the last sentence of Section 3.03 to establish whether the conditions specified in clauses (c), (d) and (e) of
Section 3.03 are met in connection with any issuance or extension of a Letter of Credit, unless the LC Agent shall have been notified to the contrary by the Administrative Agent or the Required Banks (in which event the LC Agent shall be fully protected in relying on such notice). The rights and obligations of the LC Agent under each Letter of Credit issued by it shall be governed by the provisions thereof and the provisions of the UCP and/or the Uniform Commercial Code referred to therein or otherwise applicable thereto.

     (m) Indemnification by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank and the LC Agent (collectively, the "LC Indemnitees") from and against any and all claims and damages, losses, liabilities, costs or expenses (including, without limitation, the reasonable fees and disbursements of counsel) which any such LC Indemnitee may reasonably incur (or which may be claimed against any such LC Indemnitee by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including any claims, damages, losses, liabilities, costs or expenses which the LC Agent may incur by reason of or in connection with the failure of any Bank to fulfill or comply with its obligations to the LC Agent hereunder; provided that the Borrower shall not be required to indemnify the LC Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Agent in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) the LC Agent's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit (unless such payment is enjoined or otherwise prevented by order of a court or other governmental authority). Nothing in this subsection (m) is intended to change the obligations of the Borrower under any other provision of this Section.

     (n) Indemnification by the Banks. The Banks shall, ratably in accordance with their respective Pro Rata Shares, indemnify the LC Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including fees and disbursements of counsel), claim, demand, action, loss or liability (except such as result from the LC Agent's gross negligence or willful misconduct or the LC Agent's failure to pay, unless such payment is enjoined or otherwise prevented by order of a court or other governmental authority, under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit) that any such indemnitee may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitee under this Agreement.

(o) Dual Capacities. In its capacity as a Bank, the LC Agent shall have the same rights and obligations under this Section as any other Bank.

     Section 2.18. Swingline Loans. (a) Swingline Commitment. The Swingline Bank agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time during the Swingline Loan Availability Period; provided that immediately after each such loan is made (and after giving effect to any substantially concurrent application of the proceeds thereof to repay outstanding Loans):

          (i) the aggregate outstanding principal amount of the Swingline Loans shall not exceed the Swingline Commitment,

          (ii) in the case of each Bank, its Outstanding Committed Amount shall not exceed its Commitment, and

          (iii) the Total Usage shall not exceed the Total Commitments.

Each loan under this Section shall (x) be in a principal amount not less than $500,000 and shall be in a multiple of $100,000 and (y) bear interest on the outstanding principal amount thereof for each day from the date such loan is made until it becomes due at such rate or rates per annum (which shall in no event be greater than the rate applicable to Base Rate Loans for such day), and be payable on such dates, as shall be agreed upon from time to time by the Borrower and the Swingline Bank. Within the foregoing limits and subject to
Section 2.11(d), the Borrower may borrow under this Section, repay Swingline Loans and reborrow under this Section at any time during the Swingline Loan Availability Period. If the Swingline Bank and the Borrower are unable, for any reason, to agree on the interest rate or interest payment date or dates applicable to any Swingline Loan, the Swingline Bank shall not be obligated to make, and the Borrower shall not be obligated to borrow, such Swingline Loan. The Swingline Loans shall be evidenced by the Swingline Note.

     (b) Notice of Swingline Borrowing. The Borrower shall give the Swingline Bank notice (a "Notice of Swingline Borrowing") not later than 2:00 P.M. (New York City time) on the date of each borrowing of a Swingline Loan, specifying
(i) the date of such borrowing, which shall be a Domestic Business Day, and (ii) the principal amount of such Swingline Loan.

     (c) Funding of Swingline Loans. Not later than 3:00 P.M. (New York City time) on the date of each borrowing of a Swingline Loan, the Swingline Bank shall, unless the Swingline Bank determines that any applicable condition specified in Article 3 (which determination may, in the case of Section 3.03(c), be based in part on information supplied by the LC Agent on the date of such borrowing as to the Aggregate LC Exposure on such date and on information supplied by the Administrative Agent as to the aggregate outstanding principal amount of the Loans on such date) has not been satisfied, make available the amount of such Swingline Loan, in Federal or other funds immediately available in New York City, to the Borrower at the Swingline Bank's address referred to in
Section 9.01.

(d) Optional Prepayment of Swingline Loans. The Borrower may prepay the Swingline Loans in whole at any time, or from time to time in part in a principal amount of at least $500,000, by giving notice of such prepayment to the Swingline Bank not later than 2:00 P.M. (New York City time) on the date of prepayment and paying the principal amount to be prepaid (together with (i) interest accrued thereon to the date of prepayment and (ii) the loss or expense (if any) resulting from such prepayment which is incurred by the Swingline Bank (or by an existing or prospective participant in the Swingline Loans) and documented by the Swingline Bank) to the Swingline Bank at its address referred to in Section 9.01, in Federal or other funds immediately available in New York City, not later than 3:00 P.M. on the date of prepayment.

     (e)  Mandatory  Prepayment  of  Swingline  Loans.  (i) On the  date of each
Borrowing pursuant to Section 2.01 or 2.03, the Borrower shall prepay all Swingline Loans then outstanding, together with (x) interest accrued thereon to the date of prepayment and (y) the loss or expense (if any) resulting from such prepayment which is incurred by the Swingline Bank (or by an existing or prospective participant in the Swingline Loans) and documented by the Swingline Bank.

     (ii) On each date on which the Swingline  Commitment is reduced pursuant to
Section 2.11(d), the Borrower shall prepay outstanding Swingline Loans in such amounts such that, after giving effect to such prepayments, the aggregate outstanding principal amount of the Swingline Loans will not exceed the Swingline Commitment as then reduced.

     (f) Refunding Unpaid Swingline Loans. The Swingline Bank may at any time, by notice to the Banks (including the Swingline Bank, in its capacity as a Bank), require each Bank to pay to the Swingline Bank an amount equal to such Bank's Pro Rata Share of the aggregate unpaid principal amount of the Swingline Loans then outstanding. Such notice shall specify the date on which such payments are to be made, which shall be the first Domestic Business Day after such notice is given. Not later than 12:00 Noon (New York City time) on the date so specified, each Bank shall pay the amount so notified to it to the Swingline Bank at its address referred to in Section 9.01, in Federal or other funds immediately available in New York City. The amount so paid by each Bank shall constitute a Base Rate Loan to the Borrower; provided that, if the Banks are prevented from making such Loans to the Borrower by the provisions of the United States Bankruptcy Code or otherwise, the amount so paid by each Bank shall constitute a purchase by it of a participation in the unpaid principal amount of the Swingline Loans (and interest accruing thereon after the date of such payment). Each Bank's obligation to make such payment to the Swingline Bank under this subsection (f) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against the Swingline Bank or the Borrower, (ii) the occurrence or continuance of a Default or the termination of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower or any other Bank or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that no Bank shall be obligated to make any payment to the Swingline Bank under this subsection (f) with respect to a Swingline Loan made by the Swingline Bank at a time when the Swingline Bank has determined that a Default had occurred and was continuing.

                                    ARTICLE 3
                                   Conditions

     Section 3.01. Effective Date. This Amended Agreement shall become effective on the date (the "Effective Date") on which all of the conditions set forth in
Section 3 of Amendment No. 3 shall have been satisfied. The Administrative Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

     Section 3.02. Consequences of Effectiveness. (a) On the Effective Date, without further action by any of the parties thereto, the Existing Credit Agreement will be automatically amended and restated to read as this Amended Agreement reads.

     (b) Each Loan outstanding under the Existing Credit Agreement on the Effective Date shall mature as specified in this Amended Agreement. The interest rates determined in accordance with Section 2.07 of this Amended Agreement shall be effective on the Effective Date; provided that (i) the interest rate applicable to each CD Loan outstanding on the Effective Date for each remaining day during the then current Interest Period applicable thereto shall be the rate per annum equal to the sum of the CD Margin (as defined in this Amended Agreement) for such day plus the Adjusted CD Rate applicable to such Loan for such Interest Period (as determined pursuant to Section 2.07(b) of the Existing Credit Agreement) and (ii) the interest rate applicable to each Euro-Dollar Loan outstanding on the Effective Date for each remaining day during the then current Interest Period applicable thereto shall be the rate per annum equal to the sum of the Euro-Dollar Margin (as defined in this Amended Agreement) for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan for such Interest Period (as determined pursuant to Section 2.07(c) of the Existing Credit Agreement). Facility fees and letter of credit fees accrued under the Existing Credit Agreement and unpaid as of the Effective Date will be payable on the first date on which fees are payable in accordance with Section 2.09.

     (c) On and after the Effective Date, the rights and obligations of the parties hereto shall be governed by the provisions hereof. The rights and obligations of the parties to the Existing Credit Agreement with respect to the period before the Effective Date shall continue to be governed by the provisions thereof as in effect before the Effective Date.

     Section 3.03. Extensions of Credit. The obligation (i) of any Bank to make a Loan on the occasion of any Borrowing (other than a Loan pursuant to Section 2.18(f)), (ii) of the Swingline Bank to make any Swingline Loan and (iii) of the LC Agent to issue or extend (or allow the extension of) the expiry date of any Letter of Credit are each subject to the satisfaction of the following conditions:

          (a) the fact that the Effective Date shall have occurred on or prior to March 19, 1999;

          (b) receipt (i) by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, (ii) by the Swingline Bank of a Notice of Swingline Borrowing as required by Section 2.18(b) or (iii) by the LC Agent of a notice of proposed issuance or extension as required by Section 2.17(c) or (e), as the case may be;

          (c) the fact that, immediately after such Extension of Credit, the applicable limitations in Section 2.01, 2.03(f), 2.17(a) or 2.18(a), as the case may be, shall not be exceeded;

          (d) the fact that, immediately before and after such Extension of Credit, no Default shall have occurred and be continuing; and

          (e) the fact that each of the representations and warranties of the Obligors contained in the Loan Documents shall be true on and as of the date of such Extension of Credit.

Each Extension of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Extension of Credit as to the facts specified in clauses (c), (d) and (e) of this Section.



                                    ARTICLE 4
                         Representations and Warranties

          The Borrower represents and warrants that:

     Section 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Loan Document to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     Section 4.03. Binding Effect. Each Loan Document to which the Borrower is a party (other than the Notes and the Swingline Note) constitutes a valid and binding agreement of the Borrower and each of the Notes and the Swingline Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

     Section 4.04. Financial Statements. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of January 31, 1998 and the related consolidated statements of operations, cash flows and shareholders' equity for the Fiscal Year then ended, reported on by KPMG LLP and set forth in the Borrower's 1997 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such Fiscal Year.

     (b) The unaudited condensed consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of October 31, 1998 and the related unaudited condensed consolidated statements of operations, cash flows and retained earnings for the nine months then ended, set forth in the Borrower's Latest Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, on a basis consistent with the financial statements referred to in subsection
(a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period (subject to normal year-end adjustments).

     (c) Since October 31, 1998 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     Section 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to result in a Material Adverse Effect.

     Section 4.06. Compliance with Laws. The Borrower and its Subsidiaries are in compliance in all material respects with all applicable laws, ordinances, rules, regulations and binding requirements of governmental authorities, except where (i) the necessity of compliance therewith is being contested in good faith by appropriate proceedings or (ii) failure to comply therewith could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 4.07. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under

Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or made any amendment to any Plan, which has resulted or will result in the imposition of a Lien under Section 412(n) of the Internal Revenue Code or in the incurrence of a requirement under Section 401(a)(29) of the Internal Revenue Code to post a bond or other security in order to retain the tax-qualified status of such Plan or
(iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     Section 4.08. Environmental Matters. To the knowledge of the Borrower, (i) the Borrower and its Subsidiaries are in material compliance with all applicable Environmental Laws, (ii) there are no claims, demands or investigations against the Borrower or any of its Subsidiaries by any governmental authority or other person or entity that may reasonably be expected to result in material liability for the clean up of materials that have been released into the environment and
(iii) there are no conditions that are reasonably likely to result in such claims, demands or investigations against the Borrower or any of its Subsidiaries, except for failures to comply and liabilities which, in the aggregate, are unlikely to result in a Material Adverse Effect.

     Section 4.09. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any material assessment received by the Borrower or any Subsidiary, except taxes and assessments which are not yet delinquent or are being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     Section 4.10. Subsidiaries. (a) Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (b) The Subsidiary  Guarantors are all of the  Subsidiaries of the Borrower
on  the  Effective  Date,   other  than  Foreign   Subsidiaries  and  Immaterial
Subsidiaries.

    Section 4.11. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.12. Full Disclosure. All information (taken as a whole) heretofore furnished in writing by the Borrower to any Bank for purposes of or in connection with the Loan Documents or any transaction contemplated thereby is, and all such information hereafter furnished in writing by the Borrower to any Bank will be, true in all material respects on the date as of which such information is stated or certified. Any projections and pro forma financial information contained in any such writing will be based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. The Borrower has disclosed to the Banks in writing any and all facts which could reasonably be expected to result in a Material Adverse Effect (to the extent the Borrower can now reasonably foresee, utilizing reasonable assumptions and the information now actually known to the Borrower's Responsible Officers).

     Section 4.13. Year 2000 Compliance. The Borrower has (i) initiated a review and assessment of all areas within the business and operations of the Borrower and each of its Subsidiaries that could reasonably be expected to be materially adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by it or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented such plan substantially in accordance with such timetable. The Borrower reasonably believes that all computer applications that are material to the business or operations of the Borrower or any of its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and from and after January 1, 2000 (that is, be "Year 2000 Compliant") except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     Section 4.14. Ranking. The Loans, the Swingline Loans and the Reimbursement Obligations rank (i) senior to any other Debt of the Borrower with respect to the Collateral pledged by the Borrower, (ii) pari passu with other unsecured Debt of the Borrower (other than any such Debt described in clause (iii)) with respect to any assets of the Borrower (other than the Collateral pledged by the Borrower) and (iii) senior to any other Debt of the Borrower which by its terms is subordinated thereto, including without limitation any New Subordinated Debt.

                                    ARTICLE 5
                                    Covenants

     The Borrower agrees that, so long as any Bank has any Credit Exposure hereunder, the Swingline Commitment remains in effect or any amount payable under the Swingline Note remains unpaid:

     Section 5.01. Information. The Borrower will deliver to each of the Banks:

     (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, cash flows and shareholders' equity for such Fiscal Year, setting forth in each case in comparative form the figures as of the end of and for the previous Fiscal Year, all reported on (without any qualification that would not be acceptable to the SEC for purposes of filings under the Exchange Act) by KPMG LLP or other independent public accountants of nationally recognized standing;

     (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a consolidated condensed balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter, the related consolidated condensed statement of operations for such Fiscal Quarter and the related consolidated condensed statements of operations, cash flows and retained earnings for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in comparative form (i) in the case of such statement of operations, the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and (ii) in the case of such statements of operations, cash flows and retained earnings, the figures for the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

     (c) as soon as available and in any event within 30 days after the end of each month of each Fiscal Year, a consolidated condensed balance sheet of the

Borrower and its Consolidated Subsidiaries as of the end of such month and the related consolidated condensed statements of operations and cash flows for the portion of the Fiscal Year ended at the end of such month, all certified (subject to normal quarter-end and year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

     (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the Borrower's chief financial officer or chief accounting officer (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.06 to 5.10, inclusive, and Sections 5.13 to 5.15, inclusive, on the date of such financial statements, (ii) setting forth (x) if such certificate is being delivered together with each set of financial statements referred to in clause (a) above, the names of each Subsidiary of the Borrower that is an Immaterial Subsidiary as of the last day of the Fiscal Year with respect to which such financial statements relate and the calculations required to establish that each such Subsidiary is an Immaterial Subsidiary and (y) if such certificate is being delivered together with each set of financial statements referred to in clause (b) above for any Fiscal Quarter of any Fiscal Year, the names of each Subsidiary of the Borrower that is an Immaterial Subsidiary as of the last day of the Fiscal Quarter with respect to which such financial statements relate and which was not listed as an Immaterial Subsidiary on previous certificates delivered by the Borrower pursuant to this subsection (d) together with financial statements for previous Fiscal Quarters of such Fiscal Year and the calculations required to establish that each such Subsidiary is an Immaterial Subsidiary and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (e) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (d) above;

     (f) as soon as practicable and in any event within 45 days after the first day of each Fiscal Year, operating plans and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments, capital expenditures and other cash receipts and disbursements, for such Fiscal Year;

     (g) (x) within ten Domestic Business Days of receipt of any Major Casualty Proceeds that would constitute a Reduction Event but for the delivery of a certificate pursuant to this subsection, a certificate of the Borrower setting forth the amount of such Major Casualty Proceeds and the transaction giving rise to them and stating that the Borrower shall notify the Administrative Agent, within ninety days of receipt of such Major Casualty Proceeds of its determination as to whether such Major Casualty Proceeds (or any portion thereof) shall be expended for the purchase or repair of property, plant and equipment and (y) within 90 days of receipt of any Major Casualty Proceeds with respect to which the Borrower has delivered to the Administrative Agent a certificate pursuant to clause (x) of this subsection, a certificate of the Borrower setting forth the amount of such Major Casualty Proceeds that will be expended by the Borrower and its Subsidiaries for the purchase or repair of property, plant and equipment and a reasonably detailed plan of such purchase or repair;

     (h) within ten Domestic Business Days after any Responsible Officer obtains knowledge of any Default, if such Default is then continuing, a certificate of the Borrower's chief financial officer or chief accounting officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (i) within ten Domestic Business Days after any Responsible Officer obtains knowledge of the commencement of an action, suit or proceeding against the Borrower or any Subsidiary before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to result in a Material Adverse Effect, or which in any manner draws into question the validity or enforceability of any Loan Document, a certificate of a Responsible Officer setting forth the nature of such pending or threatened action, suit or proceeding and such additional information with respect thereto as may be reasonably requested by any Bank;

     (j) within ten Domestic Business Days after any Responsible Officer determines that any computer application that is material to the business or operations of the Borrower or any of its Subsidiaries will fail to be "Year 2000 Compliant" (as defined in Section 4.13) in all material respects and on a timely basis, a certificate of a Responsible Officer setting forth the details of such failure, the expected consequences thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (k) within ten Domestic Business Days after any Responsible Officer obtains knowledge of any actual or proposed material change in any material contract arrangements between the Borrower or any of its Subsidiaries and any material vendors or suppliers, a certificate of a Responsible Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (l) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

     (m) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the SEC;

     (n) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" defined in PBGC Regulations Sections 2615.11(a), .12(a), .14(a), .16(a), .17(a), .21(a), .22(a) or .23(a)
with respect to any Plan, or, with respect to any Plan, gives or is required to give notice to the PBGC under Section 4043(b)(3) of ERISA or would be required to give notice under such Section but for the provisions of Section 4043(b)(2) of ERISA or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC, or that would be required to be given but for the provisions of Section 4043(b)(2); (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to
Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan or which has resulted or will result in the imposition of a Lien under
Section 412(n) of the Internal Revenue Code or the incurrence of a requirement under Section 401(a)(29) of the Internal Revenue Code to post a bond or other security in order to retain the tax- qualified status of such Plan, a certificate of the Borrower's chief financial officer or chief accounting officer setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group has taken or proposes to take; and

     (o) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

     Section 5.02. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all material properties useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; provided that such risks may be covered by self-insurance programs consistent with past practice. The Borrower will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

     Section 5.03. Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except where failures to possess such rights, privileges and franchises could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect; provided that nothing in this Section shall prohibit (i) any merger or consolidation permitted under Section 5.11 or (ii) the termination of the existence of any Immaterial Subsidiary if the Borrower in good faith determines that such termination is in the best interests of the Borrower and is not materially disadvantageous to the Banks.

     Section 5.04. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and binding requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where (i) the necessity of compliance therewith is being contested in good faith by appropriate proceedings or (ii) failures to comply therewith could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 5.05. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary (except for Subsidiaries that constitute Immaterial Subsidiaries) to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary (except for Subsidiaries that constitute Immaterial Subsidiaries) to permit, representatives of any Bank at such Bank's expense, upon reasonable prior notice, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     Section 5.06. Negative Pledge. (a) Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except (subject to the last sentence of this subsection (a)):

          (i) Liens existing on the date of this Agreement securing (i) any Debt described in clause (iv) of the definition of Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $50,000,000 and listed on Schedule 5.06 and (ii) other Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $10,000,000;

          (ii) any Lien on any asset (or improvement thereon) securing Debt (including without limitation any Debt described in clause (iv) of the definition of Debt) incurred or assumed solely for the purpose of financing all or any part of the cost of acquiring such asset (or improvement
     thereon),   provided  that  (x)  such  Lien  attaches  to  such  asset  (or improvement thereon) concurrently with or within 90 days after the acquisition thereof and (y) the aggregate principal or face amount of Debt secured by Liens incurred in reliance on this clause (ii) shall not exceed $40,000,000;

          (iii) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

          (iv) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

          (v) any Lien existing on any asset prior to the acquisition (whether by purchase, merger or otherwise) thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

          (vi) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (vii) Liens on amounts on deposit in the Escrow Account securing (x) the obligations of the Borrower under any New Subordinated Debt any portion of the proceeds of which have been deposited in the Escrow Account and (y) the payment to the Escrow Agent of amounts payable to it pursuant to the Escrow Agreement, on the terms permitted by Section 5.17(b);

          (viii) (x) Liens not securing Debt and consisting of (i) zoning restrictions, easements, covenants and other restrictions on the use of any interest of real property, minor irregularities or defects of title and similar encumbrances on any interest in real property incurred or suffered in the ordinary course of business, (y) statutory or contractual Liens of landlords, Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens, in each case incurred in the ordinary course of business for sums not yet due or the payment of which is not delinquent or which are being contested in good faith by appropriate proceedings and (z) Liens consisting of a mortgage on Store 1127 located in Miami, Florida and a mortgage on the Champs office located in Bradenton, Florida, in each case securing obligations of the Borrower outstanding on the Effective Date;

          (ix) Liens (other than Liens described in clause (viii)) arising in the ordinary course of its business which (x) do not secure Debt, (y) do not secure any single obligation or series of related obligations in an amount exceeding $5,000,000 and (z) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

          (x) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt of any Subsidiary permitted under Section 5.09; provided that the aggregate principal or face amount of Debt of all Subsidiaries secured by Liens incurred in reliance on this clause (x) shall not exceed $10,000,000.

     Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any Collateral (or any asset that will constitute "Collateral" upon execution of the Collateral Documents), except as permitted by the Collateral Documents or any inventory now owned or hereafter acquired by it, other than (1) any Lien permitted by subsections (a)(viii) or (a)(ix) and (2) solely with respect to any Collateral, the Lien created under the Collateral Document pursuant to which such Collateral is purportedly pledged.

     (b) Neither the Borrower nor any of its Subsidiaries will enter into any agreement with any Person which prohibits or limits the ability of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien securing the obligations of the Obligors under the Loan Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired (any such agreement, a "Negative Pledge") and which is more restrictive than the Negative Pledge set forth in the Indenture; provided that nothing in this subsection (b) shall be construed to prohibit the Borrower or any of its Subsidiaries from entering in the ordinary course of business into supply contracts, purchase contracts and leaseholds with respect to real property containing in each case customary non- assignment provisions.

     Section 5.07. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than the sum of (i) $940,000,000 plus
(ii) for each Fiscal Quarter ended at or prior to such time (but after January 30, 1999), 50% of the consolidated net income of the Borrower and its Consolidated Subsidiaries for such Fiscal Quarter (if greater than zero).

     Section 5.08. Leverage Ratio. On any date during any period set forth below, the ratio of (i)(x) Consolidated Debt on such date minus (y) solely if such date occurs prior to the Refinancing Date, the aggregate amount on deposit in the Escrow Account on such date to (ii) EBITDA for the period of four consecutive Fiscal Quarters ended on or most recently prior to such date, shall not exceed the ratio set forth below opposite such period:


Period                                                                   Maximum
                                                                         Ratio
--------------------------------------------------------------------------------
From and including January 31, 1999 to but excluding last         Not applicable
day of second fiscal quarter 1999
--------------------------------------------------------------------------------
From and including last day of second fiscal quarter 1999 to               7.5:1
but excluding last day of third fiscal quarter 1999
--------------------------------------------------------------------------------
From and including last day of third fiscal quarter 1999 to                5.5:1
but excluding last day of fourth fiscal quarter 1999
--------------------------------------------------------------------------------
From and including last day of fourth fiscal quarter 1999 to               4.0:1
but excluding last day of first fiscal quarter 2000
--------------------------------------------------------------------------------
From and including last day of first fiscal quarter 2000 to                3.5:1
but excluding last day of second fiscal quarter 2000
--------------------------------------------------------------------------------
From and including last day of second fiscal quarter 2000 to              3.25:1
but excluding last day of third fiscal quarter 2000
--------------------------------------------------------------------------------
From and including last day of third fiscal quarter 2000 to               3.00:1
but excluding last day of fourth fiscal quarter 2000
--------------------------------------------------------------------------------
From and including last day of fourth fiscal quarter 2000 to              2.75:1
but excluding last day of first fiscal quarter 2001
--------------------------------------------------------------------------------
From and including last day of first fiscal quarter 2001 to                2.5:1
but excluding last day of second fiscal quarter 2001
--------------------------------------------------------------------------------
From and including last day of second fiscal quarter 2001 to              2.45:1
but excluding last day of third fiscal quarter 2001
--------------------------------------------------------------------------------
From and including last day of third fiscal quarter 2001 to               2.35:1
but excluding last day of fourth fiscal quarter 2001
--------------------------------------------------------------------------------
Thereafter                                                                2.15:1
--------------------------------------------------------------------------------

     Section 5.09. Limitation on Debt of Subsidiaries. The total Debt of all Subsidiaries (excluding (i) Debt owed to the Borrower or to another Subsidiary, (ii) Debt under the Guarantee Agreement, (iii) Debt of any Subsidiary Guarantor consisting of a Guarantee of reimbursement obligations of the Borrower under trade letters of credit (other than any Letter of Credit) which reimbursement obligations are outstanding no more than one Domestic Business Day, (iv) Debt of any Subsidiary Guarantor consisting of a Guarantee of New Subordinated Debt, so long as the obligations of such Subsidiary Guarantor under such Guarantee are subordinated to the obligations of such Subsidiary Guarantor under the Loan Documents at least to the same extent as the obligations of the Borrower under such New Subordinated Debt, and (v) Debt of any Subsidiary Guarantor consisting of a Guarantee of any unsecured Debt of the Borrower outstanding at January 30, 1999 and reflected on the balance sheet of the Borrower at January 30, 1999, so long as the obligations of such Subsidiary Guarantor under such Guarantee are subordinated to the obligations of such Subsidiary Guarantor under the Loan Documents on customary capital markets terms approved by the bank affiliate of each Lead Arranger) will not at any time exceed $50,000,000.

     Section 5.10. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter listed below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such Fiscal Quarter:


         Fiscal Quarter                                     Minimum Ratio
         ----------------------------------------------------------------
         First Fiscal Quarter 1999                                  .35:1
         ----------------------------------------------------------------
         Second Fiscal Quarter 1999                                 .55:1
         ----------------------------------------------------------------
         Third Fiscal Quarter 1999                                  .75:1
         ----------------------------------------------------------------
         Fourth Fiscal Quarter 1999                                 1.0:1
         ----------------------------------------------------------------
         First Fiscal Quarter 2000                                  1.0:1
         ----------------------------------------------------------------
         Second Fiscal Quarter 2000                                 1.0:1
         ----------------------------------------------------------------
         Third Fiscal Quarter 2000                                  1.0:1
         ----------------------------------------------------------------
         Fourth Fiscal Quarter 2000                                 1.3:1
         ----------------------------------------------------------------
         First Fiscal Quarter 2001                                  1.3:1
         ----------------------------------------------------------------
         Second Fiscal Quarter 2001                                 1.3:1
         ----------------------------------------------------------------
         Third Fiscal Quarter 2001                                  1.3:1
         ----------------------------------------------------------------
         Fourth Fiscal Quarter 2001                                 1.4:1
         ----------------------------------------------------------------
         First Fiscal Quarter 2002                                  1.4:1
         ----------------------------------------------------------------
         Second Fiscal Quarter 2002                                 1.4:1
         ----------------------------------------------------------------


     Section 5.11. Consolidations, Mergers and Sales of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, consolidate or merge with or into any other Person; provided that (i) the Borrower may merge with another Person if (x) the Borrower is the corporation surviving such merger and
(y) unless such other Person was a Subsidiary Guarantor immediately prior to giving effect to such merger, immediately after giving effect to such merger no Default shall have occurred and be continuing and (ii) any Subsidiary may merge with another Person if (x) a Subsidiary is the survivor to such merger and (y) if such Subsidiary was a Subsidiary Guarantor immediately prior to giving effect to such merger, the survivor to such merger is a Subsidiary Guarantor (and, if the survivor was not a Subsidiary Guarantor immediately prior to giving effect to such merger and is a Foreign Subsidiary, the Administrative Agent shall have received evidence reasonably satisfactory to it that the obligations of such Subsidiary Guarantor under the Guarantee Agreement shall be enforceable in the jurisdictions in which such Subsidiary Guarantor holds assets and conducts its operations). The Borrower and its Subsidiaries will not sell, lease or otherwise transfer, directly or indirectly (1) all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person, (2) any assets of any Obligor to any Subsidiary that is not a Subsidiary Guarantor, except in the ordinary course of business or (3) all or any substantial part of the Foot Locker Business or the Champs Business to any other Person; provided that the foregoing limitations shall not apply to sales of inventory or sales and other dispositions of surplus assets, in each case in the ordinary course of business. For purposes of this Section 5.11, "Foot Locker Business" means the operations of the Borrower and its Subsidiaries conducted in North America under the names "Foot Locker", "Lady Foot Locker", "Kids Foot Locker" and "World Foot Locker" (including the stock of any Subsidiary through which any such operations are conducted and the tangible and intangible assets held by any such Subsidiary) and "Champs Business" means the operations of the Borrower and its Subsidiaries conducted in North America under the name "Champs Sports" (including the stock of any Subsidiary through which any such operations are conducted and the tangible and intangible assets held by any such Subsidiary).

     Section 5.12. Use of Proceeds. The proceeds of the Loans and the Swingline Loans made under this Agreement will be used by the Borrower solely to finance its working capital and, until the Borrower has issued New Subordinated Debt for gross proceeds of not less than $350,000,000 in the aggregate, to finance Consolidated Capital Expenditures to the extent permitted under Section 5.13.

     Section 5.13. Limitation on Capital Expenditures. (a) Consolidated Capital Expenditures will not, for any fiscal period set forth below, exceed the amount set forth below opposite such period:


        Fiscal Period                                 Maximum Amount
        ---------------------------------------------------------------
        Fiscal Year 1999                              $ 175,000,000
        ---------------------------------------------------------------
        Fiscal Year 2000                              $ 150,000,000
        ---------------------------------------------------------------
        Fiscal Year 2001                              $ 150,000,000
        ---------------------------------------------------------------
        From and including the first day of the       $ 75,000,000
        first Fiscal Quarter 2002 to and
        including the last day of the second
        Fiscal Quarter 2002
        ---------------------------------------------------------------

;provided that to the extent Consolidated Capital Expenditures for any fiscal period set forth above are less than the amount set forth above opposite such period, 50% of such unused amount may be carried over to the immediately succeeding fiscal period (or, in the case of any unused amount for the Fiscal Year 2001, 25%). Consolidated Capital Expenditures made in any fiscal period will be allocated first to reduce the amount set forth above opposite such period, and second, to reduce any amount carried over from the immediately preceding fiscal period.

     (b)  In  addition  to  the   restrictions  set  forth  in  subsection  (a),
Consolidated Capital Expenditures will not, for any fiscal period set forth below, exceed the amount set forth below opposite such period:

        ---------------------------------------------------------------
        Fiscal Period                                   Maximum Amount
        ---------------------------------------------------------------
        From and including the first day of the           $114,000,000
        first Fiscal Quarter 1999 to and
        including the last day of the second
        Fiscal Quarter 1999
        ---------------------------------------------------------------
        From and including the first day of the           $ 81,000,000
        third Fiscal Quarter 1999 to and
        including the last day of the fourth
        Fiscal Quarter 1999
        ---------------------------------------------------------------
        From and including the first day of the           $ 99,00,000
        first Fiscal Quarter 2000 to and
        including the last day of the second
        Fiscal Quarter 2000
        ---------------------------------------------------------------
        From and including the first day of the           $ 71,000,000
        third Fiscal Quarter 2000 to and
        including the last day of the fourth
        Fiscal Quarter 2000
        ---------------------------------------------------------------
        From and including the first day of the           $ 91,000,000
        first Fiscal Quarter 2001 to and
        including the last day of the second
        Fiscal Quarter 2001
        ---------------------------------------------------------------
        From and including the first day of the           $ 71,000,000
        third Fiscal Quarter 2001 to and
        including the last day of the fourth
        Fiscal Quarter 2001
        ---------------------------------------------------------------
        From and including the first day of the           $ 56,000,000
        first Fiscal Quarter 2002 to and
        including the last day of the second
        Fiscal Quarter 2002
        ---------------------------------------------------------------


;provided that to the extent Consolidated Capital Expenditures for any fiscal period set forth above consisting of the first two Fiscal Quarters of any Fiscal Year are less than the amount set forth above opposite such period, such unused amount may be carried over to the immediately succeeding fiscal period. Consolidated Capital Expenditures made in any fiscal period will be allocated first to reduce the amount set forth above opposite such period, and second, to reduce any amount carried over from the immediately preceding fiscal period.

     Section 5.14. Investments and Business Acquisitions. Neither the Borrower nor any Subsidiary will hold, make or acquire any Investment in any Person or make any Business Acquisition other than:

          (a) Investments in existence on the Effective Date in an aggregate amount not to exceed $1,000,000;

          (b) (i) any Investment in Persons which are Subsidiaries immediately prior to the making of such Investment and (ii) any Investment in the Borrower; provided that any Investment by an Obligor in a Subsidiary that is not a Subsidiary Guarantor shall be permitted pursuant to this clause
     (b) only if consummated in the ordinary course of business;

          (c) Temporary Cash Investments (and, solely with respect to any amounts on deposit in the Escrow Account, such other Investments as shall be permitted by the terms of the Escrow Agreement); and

          (d) any Investment not otherwise permitted by the foregoing clauses of this Section and any Business Acquisition if (x) the aggregate amount of any single such Investment or Business Acquisition (or series of related Investments or Business Acquisitions) does not exceed $10,000,000, (y) immediately after any such Investment or Business Acquisition is made or acquired, the aggregate amount (without duplication) of all Investments and Business Acquisitions made in reliance on this clause (d) does not exceed $50,000,000 and (z) solely with respect to any Business Acquisition, immediately after giving effect to such Business Acquisition, (1) the Borrower would be in pro forma compliance with the covenants set forth in Sections 5.08, 5.09, 5.10 and 5.13 (calculated giving effect to any Debt to be incurred or assumed by the Borrower and its Subsidiaries in connection with such Business Acquisition and assuming that such Business Acquisition was consummated in the first day of the most recent fiscal period with respect to which each covenant is calculated) and (2) together with the delivery of the financial statements pursuant to Section 5.01(c) with respect to the month in which such Business Acquisition was consummated, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying such pro forma compliance and showing in reasonable detail the calculation thereof.

     Section 5.15. Restricted Payments. Neither the Borrower nor any Subsidiary will declare or make any Restricted Payment on any date (with respect to any proposed Restricted Payment, a "Measurement Date") unless (i) such Restricted Payment is declared or made after the last day of the first Fiscal Quarter of Fiscal Year 2000, (ii) immediately before and after giving effect thereto, no Default has occurred and is continuing, (iii) the Fixed Charge Coverage Ratio for the period of four consecutive Fiscal Quarters most recently ended prior to the relevant Measurement Date and with respect to which the Borrower has delivered the financial statements required to be delivered by it pursuant to
Section 5.01(a) or (b), as the case may be, is at least 2.5:1 and (iv) the aggregate amount of Restricted Payments made by the Borrower since January 29, 2000 does not exceed 20% of the consolidated net income of the Borrower and its Consolidated Subsidiaries for the period from and including January 29, 2000 to and including the last day of the Fiscal Quarter most recently ended prior to the relevant Measurement Date (treated as a single accounting period); provided that regardless of whether the conditions set forth in clauses (i) through (iv) are satisfied, the Borrower may make Restricted Payments consisting of (1) repurchases of its common stock pursuant to employee stock plans in an aggregate amount not to exceed $500,000 in any Fiscal Year and (2) payments in respect of shareholders rights plans in an aggregate amount not to exceed $1,500,000.

     Section 5.16. New Subordinated Debt. (a) The Borrower will not issue any Debt securities in the capital markets on or after the Effective Date which rank pari passu with the Loans, the Swingline Loans and the Reimbursement Obligations (determined without regard to the existence of the Lien on the Collateral created under the Collateral Documents) until the Borrower will have issued New Subordinated Debt for gross proceeds of not less than $350,000,000 in the aggregate.

     (b) The Borrower will not, and will not permit any Subsidiary to, enter into any amendment or waiver of any agreement or instrument governing any New Subordinated Debt (or any Guarantee thereof) which (i) would increase the interest rate, shorten the final maturity or the weighted average life, or change the subordination provisions of such New Subordinated Debt (or Guarantee thereof) or make any of the covenants or events of default applicable to such New Subordinated Debt (or Guarantee thereof) more restrictive than the covenants or events of default applicable under this Agreement or (ii) could otherwise be reasonably expected to have an adverse effect on the Banks, without in each case the prior written consent of the Required Banks. The Borrower will not enter into any amendment or waiver of the Escrow Agreement which (i) would alter the provisions regarding the deposit, withdrawal, application or investment of amounts on deposit therein (including without limitation the timing or amount of any such deposit or withdrawal) or the creation or termination or release of any Liens on amounts on deposit therein or (ii) could otherwise be reasonably expected to have an adverse effect on the Banks, without in each case the prior written consent of the Required Banks.

     (c) Neither the Borrower nor any Subsidiary will optionally prepay, redeem, purchase, acquire or make any other payment in respect of any New Subordinated Debt other than regularly scheduled payments of interest thereon.

     Section 5.17. Refunding of the 7% Debentures; Escrow Arrangements. (a) On or prior to February 15, 2000, the Borrower shall have repaid or repurchased in full all outstanding 7% Debentures, together with accrued and unpaid interest thereon and all other amounts due and payable at such time with respect thereto (or shall have on deposit in the Escrow Account (as defined below) an amount equal to the aggregate principal amount of the 7% Debentures then outstanding) and, should such repayment, repurchase or deposit be made with the proceeds of any Debt, such Debt shall be New Subordinated Debt.

     (b) The Borrower shall deposit into an escrow account (the "Escrow Account") established with a financial institution reasonably acceptable to the Borrower and the bank affiliate of each Lead Arranger (the "Escrow Agent") pursuant to an escrow agreement in form and substance reasonably satisfactory to the bank affiliate of each Lead Arranger (as amended from time to time in accordance with Section 5.16(b), the "Escrow Agreement"), the Net Cash Proceeds from the issuance by the Borrower of any New Subordinated Debt consummated prior to the Refinancing Date, until the amount deposited in the Escrow Account equals the aggregate principal amount of the 7% Debentures then outstanding (the "Required Escrow Amount"). The Net Cash Proceeds from the issuance by the Borrower of any New Subordinated Debt in excess of the Required Escrow Amount may be retained by the Borrower, subject to being applied as required by Sections 2.06 and 2.11 (to the extent contemplated thereby). The Escrow Agreement will provide that (i) amounts on deposit in the Escrow Account will be invested, at the direction of, if no Default shall have occurred and be continuing, the Borrower or, if a Default shall have occurred and be continuing, the Administrative Agent, in Temporary Cash Investments or such other Investments as shall have been approved by the bank affiliate of each Lead Arranger, and, prior to the Refinancing Date, may be withdrawn only to repay or repurchase the 7% Debentures and (ii) on the Refinancing Date, amounts then on deposit in the Escrow Account (after giving effect to any withdrawals made therefrom on such Date the proceeds of which have been applied to repay or repurchase any 7% Debentures then outstanding) will be applied as required by Sections 2.06 and 2.11 (to the extent contemplated thereby) and any excess will be released to the Borrower (so long as the Escrow Agent has not received written notice from the trustee under the indenture pursuant to which the New Subordinated Debt, any portion of the proceeds of which have been deposited in the Escrow Account, was issued that a default has occurred and is then continuing thereunder). Amounts on deposit in the Escrow Account (and no other amounts or other assets) may be pledged to secure the obligations of the Borrower under the New Subordinated Debt any portion of the proceeds of which have been deposited in the Escrow Account; provided that the Lien securing such obligations on any amounts on deposit in the Escrow Account will automatically be released upon withdrawal of such amounts for the uses specified in the immediately preceding sentence so long as the Escrow Agent has not received written notice from such trustee that a default has occurred and is then continuing thereunder.

     Section 5.18. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, (i) pay any funds to or for the account of any Affiliate, (ii) make any investment in any Affiliate (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise), (iii) lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to any Affiliate, or (iv) participate in, or effect, any transaction with any Affiliate, except in each case on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party that was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing (including without limitation pursuant to Section 5.15).

     Section 5.19. Additional Guarantors. The Borrower shall cause (x) any Person which becomes a Subsidiary (other than, subject to clause (z), any Foreign Subsidiary or any Immaterial Subsidiary) after the date hereof, (y) any Immaterial Subsidiary (other than, subject to clause (z), any Foreign Subsidiary) that ceases to be an Immaterial Subsidiary after the date hereof and
(z) any Foreign Subsidiary and any Immaterial Subsidiary that has entered into, or is proposing to enter into, a Guarantee of any other Debt of the Borrower or any of its Subsidiaries, including without limitation any New Subordinated Debt, any Other Refinancing Debt or any Debt of the Borrower described in clause (v) of the parenthetical set forth in Section 5.09 (other than, with respect to any Foreign Subsidiary, any Guarantee of any Debt of any of its Subsidiaries that is a Foreign Subsidiary) to (i) enter into the Guarantee Agreement, (ii) become bound by the Pledge Agreement and the Security Agreement and, if applicable, enter into such additional agreements or instruments, each in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable in order to grant a perfected first priority interest upon all of the Collateral purportedly pledged by such Subsidiary pursuant to the Pledge Agreement and the Security Agreement (subject to Liens on such Collateral permitted by the last sentence of Section 5.06(a)) and (iii) deliver such certificates, evidences of corporate or other organizational actions, notations and registrations, financing statements, opinions of counsel, powers of attorney and other documents relating thereto as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, in each case within (x) ten days after the date on which the relevant event described in clauses (x), (y) or (z) occurs (or, if later, the date on which the Borrower must have satisfied the requirements set forth in Section 5.20), in the case of entering into the Guarantee Agreement and becoming bound by the Pledge Agreement and the Security Agreement and (y) within 30 days after the date on which the relevant event described in clauses (x), (y) or (z) occurs (or, if later, the date on which the Borrower must have satisfied the requirements set forth in Section 5.20), in the case of the other actions described in this Section.

     Section 5.20. Collateral Documents. (a) On or prior to 90 days after the Effective Date, the Borrower will, and will cause each of its Subsidiaries (other than any Foreign Subsidiary or any Immaterial Subsidiary, unless any such Subsidiary has entered into, or is proposing to enter into, a Guarantee of any other Debt of the Borrower or any of its Subsidiaries, including without limitation any New Subordinated Debt, any Other Refinancing Debt or any Debt of the Borrower described in clause (v) of the parenthetical set forth in Section
5.09 (other than, with respect to any Foreign Subsidiary, any Guarantee of any Debt of any of its Subsidiaries that is a Foreign Subsidiary)) to (i) enter into the Pledge Agreement and the Security Agreement and, if applicable, enter into such additional agreements or instruments, each in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable in order to grant a perfected first priority security interest in all of the Collateral purportedly pledged by the Borrower or such Subsidiary pursuant to the Pledge Agreement and the Security Agreement (subject to Liens on such Collateral permitted by the last sentence of Section 5.06(a)) and (ii) deliver such certificates, evidences of corporate or other organizational actions, notations and registrations, financing statements, opinions of counsel, powers of attorney and other documents relating thereto as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

     (b) On or prior to 90 days after the Effective Date, the Borrower will, and will cause each of its Subsidiaries to, enter into mortgages and such other agreements, each in form and substance reasonably satisfactory to the
Administrative Agent, as may be necessary or desirable in order to grant the Administrative Agent, for the benefit of the Bank Parties, a perfected first priority mortgage Lien on each ownership interest in real property held by the Borrower or such Subsidiary and listed on Schedule 5.20(b) (subject to Liens on such Collateral permitted by Section 5.06(a)(viii)(z) and by the last sentence of Section 5.06(a)). If on the first date after the Final Disposition Date with respect to any Real Property Held For Sale the Borrower or any Subsidiary holds such Real Property Held For Sale (other than any Real Property Held For Sale constituting a leasehold interest in real property which has been subleased in its entirety by the Borrower or any of its Subsidiaries on or prior to the Final Disposition Date with respect thereto) then, within 90 days thereafter, the Borrower will, or will cause such Subsidiary to, enter into a mortgage and such other agreements, each in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or desirable in order to grant the Administrative Agent, for the benefit of the Bank Parties, a perfected first priority mortgage Lien on such Real Property Held For Sale (subject to Liens on such Collateral permitted by the last sentence of Section 5.06(a)). If at any time after the Effective Date the Borrower or any of its Subsidiaries (other than any Foreign Subsidiary) acquires any ownership interest in real property with a fair market value in excess of $2,000,000, the

Borrower will, or will cause such Subsidiary to, enter into a mortgage and such other agreements, each in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable in order to grant the Administrative Agent, for the benefit of the Bank Parties, a perfected first priority mortgage Lien on such ownership interest (subject to Liens on such Collateral permitted by the last sentence of Section 5.06(a)); provided that neither the Borrower nor any of its Subsidiaries shall be required to grant any Lien pursuant to this Section so long as doing so would trigger a requirement to equally and ratably secure securities issued under the Indenture. Together with the execution of any mortgage pursuant to this subsection, the Borrower will, or will cause its Subsidiaries to, deliver such real property surveys, certificates, evidences of corporate or other organizational actions, notations and registrations, financing statements, opinions of counsel, powers of attorney and other documents relating thereto as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent. Each mortgage or other agreement entered into pursuant to this subsection (b) and granting the Administrative Agent a Lien for the benefit of the Bank Parties shall contain provisions regarding the release of the Collateral mortgaged thereunder having substantially the same effect as the provisions regarding the release of Collateral contained in the form of Security Agreement and the form of Pledge Agreement set forth as Exhibits F and G to this Agreement.

                                    ARTICLE 6
                                    Defaults

     Section 6.01. Events of Defaults. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail (i) to pay any principal of any Loan, Swingline Loan or Reimbursement Obligation when due or (ii) to pay any interest on any Loan, Swingline Loan or Reimbursement Obligation, any fees or any other amount payable hereunder within two Domestic Business Days after the due date thereof;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.03 (as it relates to maintenance of existence) and
     Section 5.06 to 5.20, inclusive;

          (c) any Obligor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause
     (a) or (b) above) or any other Loan Document for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Requesting Banks;

          (d) any representation, warranty, certification or statement made (or deemed made) by any Obligor in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower and/or any of its Subsidiaries shall fail to pay, when due or within any applicable grace period, any amount payable in respect of any Material Debt;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) any of the Borrower or one or more Subsidiaries (unless such Subsidiaries are Immaterial Subsidiaries) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its assets, or shall consent to any such relief or to the appointment of any such official or to any such official taking possession of any of its assets, or shall make a general assignment for the benefit of creditors, or shall state that it is unable to pay its debts generally as they become due, or shall take any corporate action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or one or more Subsidiaries (unless such Subsidiaries constitute Immaterial Subsidiaries), in each case seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its assets, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan (except for any termination under Section 4041(b) of ERISA) shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

          (j) a judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

          (k) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 20% or more of the outstanding shares of common stock of the Borrower; or Continuing Directors shall cease to constitute a majority of the board of directors of the Borrower;

          (l) the Guarantee granted by any Subsidiary Guarantor pursuant to the Guarantee Agreement shall cease for any reason to be in full force and effect (other than a result of the release of such Guarantee with respect to any Subsidiary Guarantor pursuant to the release provisions contained therein), or any Obligor shall so assert in writing; or

          (m) (i) any Lien created by any Collateral Document shall at any time on or after such Collateral Document has been executed fail to constitute a valid and perfected Lien on all the Collateral purported to be subject thereto, securing the obligations purported to be secured thereby (other than (x) to the extent attributable to the failure of the Administrative Agent to maintain possession of any Collateral possession of which is necessary in order to perfect such Lien or (y) a result of the release of such Lien with respect to any Collateral pursuant to the release provisions contained in the relevant Collateral Document) or (ii) any Obligor shall so assert in writing;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and the Swingline Commitment and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Loans and Swingline Loans (together with accrued interest thereon) to be, and the Loans and Swingline Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, then without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments and the Swingline Commitment shall thereupon terminate and the Loans and Swingline Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     Section 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Requesting Banks and shall thereupon notify all the Banks thereof.

     Section 6.03. Cash Cover. The Borrower agrees, in addition to the provisions of Section 6.01, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the LC Agent upon the instruction of the Required Banks, deposit in the LC Collateral Account an amount in immediately available funds equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, provided that, upon the occurrence of any Event of Default specified in clause (g) or (h) of Section 6.01 with respect to the Borrower, the Borrower shall deposit such amount forthwith without any notice or demand or any other act by the LC Agent or the Banks.



                                    ARTICLE 7
        The Administrative Agent, Lead Arrangers, Documentation Agent and
                                    Co-Agents

     Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent and the Lead Arrangers to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent or the Lead Arrangers by the terms thereof, together with all such powers as are reasonably incidental thereto.

     Section 7.02. Agents and Affiliates. Each Bank acting as an Agent, Co-Agent, Lead Arranger or Swingline Bank in connection with the Loan Documents or the credit facility provided hereby shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not so acting. Each Bank so acting, and each of their respective affiliates, may accept deposits from, lend money to, and generally engage in any kind of business with, the Borrower or any Subsidiary or affiliate of the Borrower as if it were not so acting.

     Section 7.03. Obligations of the Co-agents and Document Agent. The Co-Agents and Documentation Agent, in their capacities as such, shall have no duties, obligations or liabilities of any kind hereunder.

     Section 7.04. Obligations of Administrative Agent and Lead Arrangers. The obligations of the Administrative Agent, the Lead Arrangers and the affiliates of each Lead Arranger under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     Section 7.05. Consultation with Experts. The Administrative Agent, each Lead Arranger, the LC Agent and the affiliates of each Lead Arranger may consult with legal counsel (who may be counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.06. Liability of Agents and Lead Arrangers. None of the Documentation Agent, the Administrative Agent, any Lead Arranger, their respective affiliates or their respective directors, officers, agents or employees shall be liable for any action taken or not taken in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. None of the Documentation Agent, the Administrative Agent, any Lead Arranger, their respective affiliates or their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any Extension of Credit; (ii) the performance or observance of any of the covenants or agreements of any Obligor; (iii) the satisfaction of any condition specified in Article 3 except, in the case of the Administrative Agent, receipt of items required to be delivered to it; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the existence, validity or sufficiency of any Collateral. The LC Agent shall not incur any liability by acting in reliance upon information supplied by the Administrative Agent as to the Total Usage at any time (including Loans to be made pursuant to Notices of Borrowing theretofore received by the Administrative Agent). The Administrative Agent shall not incur any liability by acting in reliance upon (i) information supplied to it by the LC Agent as to the Aggregate LC Exposure at any time or (ii) any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     Section 7.07. Indemnification. The Banks shall, ratably in accordance with their respective Credit Exposures, indemnify the Administrative Agent and the Lead Arrangers and their respective affiliates, directors, officers, agents and employees (to the extent not reimbursed by the Obligors) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

     Section 7.08. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Lead Arrangers or any Bank Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Arrangers or any Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.09. Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower, such resignation to be effective when a successor Administrative Agent is appointed pursuant to this Section and accepts such appointment. Upon receiving any such notice of resignation, the Required Banks shall have the right to appoint a successor Administrative Agent, subject to the approval of the Borrower (unless an Event of Default shall have occurred and be continuing at the time of such appointment, in which case the Borrower's approval will not be required). If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the other Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

     Section 7.10. Administrative Agent's Fees. The Borrower shall pay to the Administrative Agent for its account, fees in the amounts and at the times previously agreed upon between the Borrower and the Administrative Agent.


                                    ARTICLE 8
                             Change in Circumstances

     Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period,the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, or to continue such Loans for an additional Interest Period, as the case may be, or to convert outstanding Loans into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any affected Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such affected Borrowing is a CD Borrowing or Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such affected Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

     Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, to continue Euro-Dollar Loans for an additional Interest Period or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     Section 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or Swingline Loan or Letter of Credit or any obligation to make Committed Loans or Swingline Loans or participate in Letters of Credit or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) or the Swingline Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or the Swingline Bank or shall impose on any Bank (or its Applicable Lending Office) or the Swingline Bank or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note, its Swingline Loans, its Swingline Note, its obligation to make Fixed Rate Loans or Swingline Loans or its obligation to participate in any Letter of Credit and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or participating in any Letter of Credit or increase the cost to the Swingline Bank of making or maintaining any Swingline Loan or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) or the Swingline Bank under this Agreement or under its Note or Swingline Note with respect thereto, by an amount deemed by such Bank or the Swingline Bank to be material, then, within 15 days after receiving a request by such Bank or the Swingline Bank for compensation under this subsection, accompanied by a certificate complying with subsection (e) of this Section (with a copy to the Administrative Agent), the Borrower shall, subject to subsection (f) of this Section, pay to such Bank or the Swingline Bank such additional amount or amounts as will compensate such Bank or the Swingline Bank for such increased cost or reduction.

     (b) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the LC Agent with any request or directive (whether or not having the force of law) made on or after the date of this Agreement by any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against any Letter of Credit issued by the LC Agent or shall impose on the LC Agent any other condition affecting its Letters of Credit or its obligation to issue Letters of Credit and the result of any of the foregoing is to increase the cost to the LC Agent of issuing any Letter of Credit or to reduce the amount of any sum received or receivable by the LC Agent under this Agreement with respect thereto, by an amount deemed by the LC Agent to be material, then, within 15 days after demand by the LC Agent (with a copy to the Administrative Agent), the Borrower shall pay to the LC Agent such additional amount or amounts as will compensate the LC Agent for such increased cost or reduction.

     (c) If any Bank, the Swingline Bank or the LC Agent shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank, the Swingline Bank or the LC Agent, as the case may be (or its Parent), as a consequence of its obligations hereunder to a level below that which such Bank, the Swingline Bank or the LC Agent, as the case may be (or its Parent), could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material, then from time to time, within 15 days after receiving a request by such Bank, the Swingline Bank or the LC Agent, as the case may be, for compensation under this subsection, accompanied by a certificate complying with subsection (e) of this Section (with a copy to the Administrative Agent), the Borrower shall, subject to subsection (f) of this Section, pay to such Bank, the Swingline Bank or the LC Agent, as the case may be, such additional amount or amounts as will compensate it (or its Parent) for such reduction.

     (d) Each Bank, the Swingline Bank and the LC Agent will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle it to compensation pursuant to this Section and will designate a different Applicable Lending Office or LC Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in its judgment, be otherwise disadvantageous to it. If a Bank, the Swingline Bank or the LC Agent fails to notify the Borrower of any such event within 180 days after such event occurs, it shall not be entitled to compensation under this Section for any effect of such event arising more than 180 days before it does notify the Borrower thereof.

     (e) Each request by a Bank, the Swingline Bank or the LC Agent for compensation under this Section shall be accompanied by a certificate, signed by one of its authorized employees, setting forth in reasonable detail (i) the basis for claiming such compensation, (ii) the additional amount or amounts to be paid to it hereunder and (iii) the method of calculating such amount or amounts, which certificate shall be conclusive in the absence of manifest error. In determining such amount, such Bank, the Swingline Bank or the LC Agent may use any reasonable averaging and attribution methods.

     (f) Notwithstanding any other provision of this Section, none of the Banks, the Swingline Bank and the LC Agent shall be entitled to compensation under subsection (a), (b) or (c) of this Section if it is not then its general practice to demand compensation in similar circumstances under comparable provisions of other credit agreements.

     Section 8.04. Taxes. (a) For purposes of this Section 8.04, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to the Loan Documents, and all liabilities with respect thereto, excluding (i) in the case of each Bank Party, taxes imposed on or measured by its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which it is organized or qualified to do business (but only if the taxes are imposed solely because such Bank Party is qualified to do business in such jurisdiction without regard to any Loan) or in which its principal executive office is located or in which its Applicable Lending Office or LC Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments other than such withholding tax imposed as a result of a change in treaty, law or regulation occurring after a Bank first becomes subject to this Agreement.

     "Other Taxes" means any present or future stamp, documentary or mortgage recording taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to the Loan Documents or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

     (b) Any and all payments by the Borrower to or for the account of any Bank Party under any Loan Document shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Borrower agrees to indemnify each Bank Party for the full amount of any Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this
Section 8.04) paid by such Bank Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, provided that Borrower shall not indemnify any Bank Party for any penalties or interest on any Taxes or Other Taxes accrued during the period between the 15th day after such Bank Party has received a notice from the jurisdiction asserting such Taxes or Other Taxes and such later day on which such Bank Party has informed the Borrower of the receipt of such notice. This indemnification shall be paid within 15 days after such Bank Party makes demand therefor.

     (d) Each Bank Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank Party listed on the signature pages hereof and on or prior to the date on which it becomes a Bank Party in the case of each other Bank Party, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank Party remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank Party is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank Party from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank Party or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (e) For any period with respect to which a Bank Party has failed to provide the Borrower with the appropriate form as required by Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank Party shall not be entitled to indemnification under
Section 8.04(b) or (c) with respect to Taxes (including penalties, interest and expenses) imposed by the United States; provided that if a Bank Party, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank Party shall reasonably request to assist such Bank Party to recover such Taxes.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank Party pursuant to this Section 8.04, then such Bank Party will change the jurisdiction of its Applicable Lending Office or LC Office if, in the judgment of such Bank Party, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank Party.

     (g) If a Bank Party receives a notice from a taxing authority asserting any Taxes or Other Taxes for which the Borrower is required to indemnify such Bank Party under Section 8.04(c), it shall furnish to the Borrower a copy of such notice no later than 90 days after the receipt thereof. If such Bank Party has failed to furnish a copy of such notice to the Borrower within such 90-day period as required by this Section 8.04(g), the Borrower shall not be required to indemnify such Bank Party for any such Taxes or Other Taxes (including penalties, interest and expenses thereon) arising between the 90th day after such Bank Party has received such notice and the day on which such Bank Party has furnished to the Borrower a copy of such notice.

     Section 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If
(i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro- Dollar Loans and, in either case, the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related CD Loans or Euro-Dollar Loans of the other Banks). If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

     Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to replace such Bank. Any substitution under this Section 8.06 may be accomplished, at the Borrower's option, either (i) by the replaced Bank assigning its rights and obligations hereunder to the replacement bank or banks pursuant to Section 9.06(c) at a mutually agreeable price or (ii) by the Borrower prepaying all outstanding Loans from the replaced Bank and terminating its Commitment on a date specified in a notice delivered to the Administrative Agent and the replaced Bank at least three Euro-Dollar Business Days before the date so specified (and compensating such Bank for any resulting funding losses as provided in Section 2.15) and concurrently the replacement bank or banks assuming a Commitment in an amount equal to the Commitment being terminated and making Loans in the same aggregate amount and having the same maturity date or dates, respectively, as the Committed Loans being prepaid, all pursuant to documents reasonably satisfactory to the Administrative Agent (and in the case of any document to be signed by the replaced Bank, reasonably satisfactory to such Bank). No such substitution shall relieve the Borrower of its obligation to compensate and/or indemnify the replaced Bank as required by Sections 8.03 and
8.04 with respect to the period before it is replaced and to pay all accrued interest, accrued fees and other amounts owing to the replaced Bank hereunder.



                                    ARTICLE 9
                                  Miscellaneous

     Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower, the LC Agent, the Swingline Bank or the Administrative Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Lead Arranger or its affiliate, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (d) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for such purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received,
(ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, three Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 and notices to the LC Agent or the Swingline Bank under Article 2 shall not be effective until received.

     Section 9.02. No Waivers. No failure or delay by any Bank Party in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9.03. Expenses; Indemnificaiton. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Lead Arrangers and their affiliates, including reasonable fees and disbursements of special counsel, in connection with the negotiation and preparation of the Loan Documents, (ii) all reasonable out-of-pocket expenses of the Lead Arrangers, the Administrative Agent and the affiliates of each Lead Arranger, including reasonable fees and disbursements of special counsel and reasonable fees and disbursements of accountants and any other advisors to the Lead Arrangers, the Administrative Agent and the affiliates of each Lead Arranger, in connection with the administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder, and the allocated cost of internal counsel of each Bank Party in connection with any waiver or consent under the Loan Documents or any amendment thereof and (iii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lead Arrangers and each Bank Party including (without duplication) the fees and disbursements of special counsel and the allocated cost of internal counsel and the fees and disbursements of accountants and any other advisors to the Lead Arrangers or any Bank Party, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Borrower agrees to indemnify each Bank Party, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of Loans or Letters of Credit hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     Section 9.04. Sharing of Set-offs. (a) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest that has become due with respect to the Loans held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest that has become due with respect to the Loans held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans held by the Banks shall be shared by the Banks pro rata.

     (b) Each Bank further agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by it or for its account which is greater than the proportion received in respect of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of any other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of the other Banks, and such other adjustments shall be made, as may be required so that all such payments of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of the Banks shall be shared by them pro rata.

     (c) Nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder.

     (d) The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan or LC Reimbursement Obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     Section 9.05. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or the Swingline Note may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent, the LC Agent, the Swingline Bank or the Lead Arrangers and their affiliates are affected thereby, by the Administrative Agent, the LC Agent, the Swingline Bank, the Lead Arrangers or the Co-Agents, as the case may be); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or Swingline Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or Swingline Loan or any fees hereunder or for the termination of any Commitment, (iv) reduce the principal of or rate of interest on any Reimbursement Obligation, (v) postpone the date fixed for payment by the Borrower of any Reimbursement Obligation or extend the expiry date of any Letter of Credit to a date later than the fifth Domestic Business Day prior to the Termination Date, (vi) unless signed by the Swingline Bank, increase the Swingline Commitment, postpone the date fixed for termination of the Swingline Commitment or otherwise affect any of its rights and obligations, or (vii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement (including without limitation subsection (b) of this Section 9.05).

     (b) Any provision of the Collateral Documents or the Guarantee Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Obligor party thereto and the Administrative Agent with the consent of the Required Banks; provided that no such amendment or waiver shall, unless signed by each Obligor party thereto and the Administrative Agent with the consent of all the Banks, (i) effect or permit a release of all or substantially all of the Collateral, or (ii) release all or substantially all of the Obligors from their obligations under the Guarantee Agreement or permit termination of the Guarantee Agreement, except in each case as expressly permitted by the terms thereof.

     Section 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of each Bank, the LC Agent and the Swingline Bank.

     (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans or all or any part of its LC Exposure. If any Bank grants a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, such Bank shall remain the holder of its Loans or LC Exposure, as the case may be, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii), (iv) or (v) of Section 9.05(a) or clause
(i) or (ii) of Section 9.05(b) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit I hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consents of the Borrower, the LC Agent, the Swingline Bank and the Administrative Agent (which consents shall not be unreasonably withheld); provided that (i) such consents shall not be required if the Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment or if, at the time of the proposed assignment, an Event of Default has occurred and is continuing; (ii) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans and (iii) the $5,000,000 minimum amount specified above for a partial assignment of the transferor Bank's rights and obligations shall not apply if the Assignee was a Bank immediately prior to such assignment. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder (and its Commitment shall be reduced) to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500; provided that the Borrower shall pay such administrative fee if such assignment is required by the Borrower pursuant to Section 8.06. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

     (d) Any Bank or Swingline Bank may at any time assign all or any portion of its rights under this Agreement and its Notes or Swingline Notes, as the case may be, to a Federal Reserve Bank. No such assignment shall release the transferor Bank or Swingline Bank from its obligations hereunder.

     (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 9.07. No-Reliance on Margin Stock. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     Section 9.08. Governing Law; Submission to Jurisdiction. (a) Each Letter of Credit and Section 2.17 shall be subject to the UCP, and, to the extent not inconsistent therewith, the laws of the State of New York.

     (b) SUBJECT TO CLAUSE (a) OF THIS SECTION, EACH LOAN DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (c) The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to any Loan Document or the transactions contemplated thereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 9.09. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR TRANSACTIONS CONTEMPLATED THEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    VENATOR GROUP, INC.


                                    By______________________________
                                    Name:
                                    Title:
                                    233 Broadway
                                    New York, New York  10279-0003
                                    Facsimile number: 212-553-2094


                                    J.P. MORGAN SECURITIES INC.,
                                      as Lead Arranger


                                    By______________________________
                                    Name:
                                    Title:


                                    BNY CAPITAL MARKETS, INC.,
                                       as Lead Arranger


                                    By______________________________
                                    Name:
                                    Title:


                                    NATIONSBANK MONTGOMERY LLC,
                                      as Lead Arranger


                                    By______________________________
                                    Name:
                                    Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                    By______________________________
                                    Name:
                                    Title:


                                    BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION,
                                       as Documentation Agent and a Bank


                                    By______________________________
                                    Name:
                                    Title:


                                    NATIONSBANK, N.A.


                                    By______________________________
                                    Name:
                                    Title:


                                    THE BANK OF NEW YORK


                                    By______________________________
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA,
                                       as Co-Agent and a Bank


                                    By______________________________
                                    Name:
                                    Title:

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY, as Co-Agent and a Bank


                                    By______________________________
                                    Name:
                                    Title:


                                    TORONTO DOMINION (NEW YORK), INC.,
                                       as Co-Agent and a Bank


                                    By______________________________
                                    Name:
                                    Title:


                                    COMMERZBANK AG, NEW YORK BRANCH


                                    By______________________________
                                    Name:
                                    Title:


                                    By______________________________
                                    Name:
                                    Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By______________________________
                                    Name:
                                    Title:

                                    DEUTSCHE BANK AG, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                    By______________________________
                                    Name:
                                    Title:


                                    By______________________________
                                    Name:
                                    Title:



                                    KEYBANK NATIONAL ASSOCIATION


                                    By______________________________
                                    Name:
                                    Title:



                                    WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                    By______________________________
                                    Name:
                                    Title:



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By______________________________
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK, as Administrative
                                       Agent, LC Agent and Swingline Bank


                                    By______________________________
                                    Name:
                                    Title:

                               COMMITMENT SCHEDULE


------------------------------------------------------------- ------------------------------------
Bank                                                                      Commitment
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Morgan Guaranty Trust Company of New York                                $ 60,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

NationsBank, N.A.                                                        $ 51,600,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

The Bank of New York                                                     $ 51,600,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

The Bank of Nova Scotia                                                  $ 37,600,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Bank of Tokyo-Mitsubishi Trust Company                                   $ 37,600,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Toronto Dominion (New York), Inc.                                        $ 29,600,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Bank of America National Trust & Savings Association                      $24,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Commerzbank AG, New York and/or Grand Cayman Branches                    $ 20,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Credit Lyonnais New York Branch                                          $ 20,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Deutsche Bank AG, New York and/or Cayman Island Branch                   $ 20,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

KeyBank National Association                                             $ 20,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Wells Fargo Bank, N.A.                                                   $ 20,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Union Bank of California, N.A.                                            $ 8,000,000
------------------------------------------------------------- ------------------------------------
------------------------------------------------------------- ------------------------------------

Total                                                                    $400,000,000
------------------------------------------------------------- ------------------------------------

PRICING SCHEDULE


     The "Euro-Dollar Margin", "LC Fee Rate", "CD Margin" and "Facility Fee Rate" for any day are the respective percentages per annum set forth in the table below in the applicable row under the column corresponding to the Pricing Level that applies on such day (subject to the sentence immediately following such table):

========================================================================================================

                    Level I    Level II    Level III   Level IV     Level V     Level VI    Level VII
Pricing Level
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Euro-Dollar
Margin and LC Fee
Rate

If Utiliza-
tion is                 .3500       .6250       .9500      1.6500      2.0000       2.1250       2.2500
50% or less

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

If Utiliza-             .4750       .8750      1.2000      1.9000      2.2500       2.5000       2.7500
tion exceeds
50%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

CD Margin

If Utiliza-             .4750       .7500      1.0750      1.7750      2.1250        2.250       2.3750
tion is
50% or less

If Utiliza-             .6000      1.0000      1.3250      2.0250      2.3750       2.6250       2.8750
tion exceeds
50%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Facility Fee Rate       .1500       .2500       .3000       .3500       .5000        .7500        1.000
--------------------------------------------------------------------------------------------------------

     On any date after October 31, 1999, each rate per annum set forth in the table above shall be increased by 0.50% if such date is prior to the Refinancing Date and the aggregate amount on deposit in the Escrow Account on such date is less than the Required Escrow Amount.

     "Base Rate Margin" means, on any day, (i) the Euro-Dollar Margin for such day minus (i) 1.00%.

     For purposes of this Schedule, the following terms have the following meanings:


     "Level I Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A2 or higher by S&P and P2 or higher by Moody's and (ii) the Loans are expressly rated BBB or higher by S&P and Baa2 or higher by Moody's.

     "Level II Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A3 or higher by S&P and P3 or higher by Moody=s and
(ii) the Loans are expressly rated BBB- or higher by S&P and Baa3 or higher by Moody's.

     "Level III Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A3 or higher by S&P and P3 or higher by Moody's and
(ii) the Loans are expressly rated (A) BB+ or higher by S&P and Baa3 or higher by Moody's or (B) BBB- or higher by S&P and Ba1 or higher by Moody's.

     "Level IV Pricing" applies on any day on which the Loans are expressly rated BB+ or higher by S&P and Ba1 or higher by Moody's.

     "Level V Pricing" applies on any day on which the Loans are expressly rated BB or higher by S&P and Ba2 or higher by Moody's.

     "Level VI Pricing" applies on any day on which Loans are expressly rated BB- or higher by S&P and Ba3 or higher by Moody's.

     "Level VII Pricing" applies on any day if no other Pricing Level applies on such day.

     "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing or Level VII Pricing applies on any day.

     "Utilization" means at any date the percentage equivalent of a fraction (i) the numerator of which is the Total Usage at such date, after giving effect to any borrowing or repayment on such date, and (ii) the denominator of which is the Total Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Bank has any Credit Exposure after the Commitments terminate, the Utilization on and after the date of such termination shall be deemed to exceed 50%.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the unsecured commercial paper of the Borrower without third-party credit enhancement or the Loans made to the Borrower, as the case may be. Any rating assigned to any other commercial paper or other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                Schedule 1.01(a)

                               MATERIAL TRADEMARKS

Actra
AfterThoughts
Athletic Shoe Factory
Authentic Northern Experience
The Bargain Shop
Champs Sports
Colorado
Cottage Essentials
Eastbay
Element Boreal
Foot Locker
Foot Locker Athletic Club
Going to the Game
Kids Foot Locker
Kinney
Lady Foot Locker
Loon Design
Northern Elements
Northern Getaway
Northern Reflections
Northern Traditions
Randy River
Referee Design
Reflet Boreal
Reflexions
The San Francisco Music Box Company
The San Francisco Music Box & Gift Company
Venator Group
Vestiaire Sportif
Village Wheels
Weekend Edition
Williams the Shoemen
Woolco
Woolworth
World Foot Locker

                                Schedule 1.01(b)

                           DEBT THAT MAY BE REFINANCED



---------------------- ----------------- --------------------- ------------- ----------------- ---------------------


                           Issuance            Original          Interest        Maturity          Balance O/S
                             Date               Amount             Rate            Date           Jan. 30, 1999
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
$200 Million               01/16/92      $    200,000,000         8.50%          01/15/22      $    200,000,000
30-Year Note
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------

$200 Million               06/08/95      $    200,000,000         7.00%          06/01/00      $    200,000,000
5-Year Note
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------

$50 Million                10/05/95      $     50,000,000         6.98%          10/15/01      $     50,000,000
6-Year Note
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------

$40 Million                10/13/95      $     40,000,000         7.00%          10/15/02      $     40,000,000
7-Year Note
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------

                                                                                       Total   $    490,000,000
---------------------- ----------------- --------------------- ------------- ----------------- ---------------------

                                Schedule 1.01(c)

                       EXISTING STANDBY LETTERS OF CREDIT


--------------------------- -------------------------- ------------------ ------------------------

                                                            Standby
          Banks                    Beneficiary              Amount              Expiry Date
--------------------------- -------------------------- ------------------ ------------------------
--------------------------- -------------------------- ------------------ ------------------------
Key Bank                    Richman Brothers           $      250,000            11/01/99
--------------------------- -------------------------- ------------------ ------------------------
--------------------------- -------------------------- ------------------ ------------------------

Bank of New York            Kemper Insurance           $   14,500,000            01/31/00
--------------------------- -------------------------- ------------------ ------------------------
--------------------------- -------------------------- ------------------ ------------------------

Bank of New York            Travelers Insurance        $   12,831,397            07/27/99
--------------------------- -------------------------- ------------------ ------------------------
--------------------------- -------------------------- ------------------ ------------------------

                                      Total            $   27,581,397
--------------------------- -------------------------- ------------------ ------------------------


                                  Schedule 5.06

                             EXISTING CAPITAL LEASES

       --------------------------------------------------------- -------------------------
       Junction City Distribution Center.....................    $13,371,386
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

       Point of Sale Equipment...............................    $ 3,881,952
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

       Footlocker Stores.....................................    $   179,231
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

       Capital Leases entered into prior to 1998.............    $ 6,177,774
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

       Capital Leases entered into in 1998...................    $ 1,977,100
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

                                                        Total    $25,587,443
       --------------------------------------------------------- -------------------------
       --------------------------------------------------------- -------------------------

                                Schedule 5.20(b)

                          REAL PROPERTY TO BE MORTGAGED

----------------------------- ----------------- --------- -------------------- -------------------

                                                                                   Gross Book
          Store #                   City         State           Value               Value
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------
            1127                   Miami           FL     $    2,130,000       $    1,835,000
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------

      Office/Warehouse           Camp Hill         PA     $    6,700,000       $    7,219,000
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------

       Champs Office             Bradenton         FL     $    6,000,000       $    6,828,000
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------

      Milton Warehouse             Milton         ONT     $    4,725,000       $    6,650,000
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------

                                                 Total    $   19,555,000       $   22,532,000
----------------------------- ----------------- --------- -------------------- -------------------
----------------------------- ----------------- --------- -------------------- -------------------


                                                                       EXHIBIT A

                                      NOTE
                                                              New York, New York
                                                                 March __ , 1999



     For value received, VENATOR GROUP, INC., a New York corporation (the "Borrower"), promises to pay to the order of _____________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date thereof provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Bank of New York, One Wall Street, 18 North, New York, New York.

     All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that neither the failure of the Bank to make any such recordation or endorsement, nor any error therein, shall affect the obligations of the Borrower hereunder or of the Borrower or any other Obligor under any Loan Document.

     This note is one of the Notes referred to in the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among the Borrower, the Banks party thereto, Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof, the acceleration of the maturity hereof and the basis upon which this Note is guaranteed and secured.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.




                                            VENATOR GROUP, INC.


                                            By ________________________
                                               Name:
                                               Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------

                                                   Amount of
                         Amount of                 Principal         Notation
Date                     Loan                      Repaid            Made By
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


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                                        3

                                                                       EXHIBIT B


                                 SWINGLINE NOTE

                                                              New York, New York
                                                                  March __, 1999

     For value  received,  VENATOR  GROUP,  INC.,  a New York  corporation  (the
"Borrower"), promises to pay to the order of THE BANK OF NEW YORK (the "Swingline Bank") the unpaid principal amount of each Swingline Loan made by the Swingline Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Swingline Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Bank of New York, One Wall Street, 18 North, New York, New York.

     All Swingline Loans made by the Swingline Bank and all repayments of the principal thereof shall be recorded by the Swingline Bank and, if the Swingline Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Swingline Loan then outstanding may be endorsed by the Swingline Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that neither the failure of the Swingline Bank to make any such recordation or endorsement, nor any error therein, shall affect the obligations of the Borrower hereunder or of the Borrower or any other Obligor under any Loan Document.

     This note is the Swingline Note referred to in the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among the Borrower, the Banks party thereto, Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof, the acceleration of the maturity hereof and the basis upon which this Note is guaranteed and secured.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





                                            VENATOR GROUP, INC.


                                            By________________________
                                              Name:
                                              Title:

                    SWINGLINE LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------


                         Amount of                 Amount of
                         Swingline                 Principal         Notation
Date                     Loan                      Repaid            Made By
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------


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                                        3

                                                                       EXHIBIT C


                       FORM OF MONEY MARKET QUOTE REQUEST


                                                                    [Date]


To:      The Bank of New York, as Administrative Agent
         One Wall Street
         18 North
         New York, New York 10286

From:    Venator Group, Inc.

Re: Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as amended from time to time, the "Credit Agreement") among Venator Group, Inc., the Banks party thereto, the Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent (the "Administrative Agent"), LC Agent and Swingline Bank and the Lead Arrangers party thereto.


     We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount1/                                   Interest Period 2/
----------------                                     ---------------
$


--------

1    Amount must be $15,000,000 or a larger multiple of $1,000,000.

2 Not less than one month (LIBOR Auction) or not less than 14 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Terms used herein have the meanings assigned to them in the Credit Agreement.


                                            VENATOR GROUP, INC.


                                            By________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT D



                   FORM OF INVITATION FOR MONEY MARKET QUOTES



To:               [Name of Bank]

Re:               Invitation for Money Market Quotes to Venator Group, Inc. (the
                  "Borrower")


     Pursuant to Section 2.03 of the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among the Borrower, the Banks party thereto, the Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent (the "Administrative Agent"), LC Agent and Swingline Bank and the Lead Arrangers party thereto (as further amended from time to time, the "Credit Agreement"), we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount                                Interest Period
----------------                                --------------
$


     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

     Please respond to this invitation by no later than [2:00 P.M.] [9:30 A.M.] (New York City time) on [date].

     Terms  used  herein  have  the  meanings  assigned  to them  in the  Credit
Agreement.

                                            THE BANK OF NEW YORK,
                                               as Administrative Agent


                                            By______________________
                                              Authorized Officer

                                                                       EXHIBIT E


                           FORM OF MONEY MARKET QUOTE

To:               The Bank of New York,
                  as Administrative Agent

Re:               Money Market Quote to Venator Group, Inc. (the "Borrower")

     In  response  to  your   invitation   on  behalf  of  the  Borrower   dated
_____________, ______, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank: ________________________________

2.   Person to contact at Quoting Bank:

     _____________________________

3.   Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal         Interest                           Money Market
Amount**/         Period***/                [Margin****/] [Absolute Rate*****/]
---------         ---------                  ---------------------------------
$




     [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed$____________.]**

__________

*    As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                      [notes continued on following page]

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among Venator Group, Inc., the Banks party thereto, the Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent (the "Administrative Agent"), LC Agent and Swingline Bank and the Lead Arrangers party thereto (as amended from time to time, the "Credit Agreement"), irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

     Terms  used  herein  have  the  meanings  assigned  to them  in the  Credit
Agreement.

                                            Very truly yours,

                                            [NAME OF BANK]


Dated:_______________                       By:__________________________
                                               Authorized Officer






__________

*** Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT F


                               SECURITY AGREEMENT


     AGREEMENT dated as of __________, 1999 among Venator Group, Inc. a New York corporation (with its successors, the "Company"), each of the Subsidiaries of the Company listed on the signature pages hereof and each other Subsidiary of the Company that may from time to time become a party hereto in accordance with
Section 20 (each, with its successors, a "Subsidiary Guarantor") and The Bank of New York, as Administrative Agent (with its successors, the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company, the banks party thereto (the "Banks"), the co- agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto are parties to a Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as amended or amended and restated from time to time, the "Credit Agreement"); and

     WHEREAS, the Subsidiary Guarantors and the Administrative Agent are parties to a Guarantee Agreement dated as of March 19, 1999 (as amended from time to time, the "Guarantee Agreement"); and

     WHEREAS, pursuant to Section 5.20 of the Credit Agreement, the Company has agreed to enter into, and to cause each of its Subsidiaries (other than any Foreign Subsidiary or any Immaterial Subsidiary) to enter into, a Security Agreement substantially in the form hereof; and

     WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Subsidiary Guarantors, the Subsidiary Guarantors are willing to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Collateral" has the meaning specified in Section 3.

     "Designated Foreign Jurisdiction" means, with respect to each Obligor, any jurisdiction outside the United States where such Obligor conducts its operations on and as of the date on which such Obligor becomes a party to this Agreement.

     "General Intangibles" means, with respect to each Obligor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Obligor and consisting of copyrights, copyright licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, rights in other intellectual property, goodwill, trade names, service marks, trade secrets, and any rights of such Obligor under any contract or agreement with respect to any of the foregoing.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement or other interest or currency exchange rate hedging arrangement.

     "Hedging Obligations" means, with respect to each Obligor, all obligations of such Obligor under any Hedging Agreement between such Obligor and any Bank Party (or any affiliate of any Bank Party).

     "LC Collateral Account" has the meaning specified in Section 5(a).

     "Liquid Investments" has the meaning specified in Section 5(c).

     "Obligor" means the Company or any Subsidiary Guarantor, and "Obligors" means all of them.

     "Patents" means, with respect to each Obligor, (i) all letters patent of the United States or any other country held by such Obligor, all registrations and recordings thereof, and all applications by such Obligor for letters patent of the United States or any other country, including registrations, recordings and applications in the PTO or in any similar office or agency of the United States or any other country or any political subdivision thereof, including those described in the Perfection Certificate of such Obligor, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

     "Patent License" means, with respect to each Obligor, any written agreement now or hereafter in existence granting to such Obligor any right to practice any invention on which a patent (including without limitation a Patent of any other Obligor) is in existence.

     "Patent Security Agreement" means a Patent Security Agreement executed and delivered by an Obligor in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit B to this Agreement, as the same may be amended from time to time.

     "Perfection Certificate" means, with respect to each Obligor, a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly executed by a Responsible Officer of such Obligor.

     "Proceeds" means, with respect to each Obligor, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral pledged by such Obligor, including without limitation all claims of such Obligor against third parties for loss of, damage to or destruction of, or any past, present or future dilution, infringement or unauthorized use of, unfair competition with, or violation of intellectual property rights in connection with or injury to, any such collateral or for injury to the goodwill associated with any of the foregoing, in each case whether now existing or hereafter arising.

     "PTO" means the United States Patent and Trademark Office.

     "Secured Obligations" means, with respect to each Obligor, (i) all principal of and interest and premium (if any) on any Loan or Swingline Loan payable by such Obligor under, or any Note or Swingline Note issued by such Obligor pursuant to, the Credit Agreement (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Obligor, whether or not allowed or allowable as a claim in any such proceeding), (ii) all Reimbursement Obligations of such Obligor with respect to any Letter of Credit issued pursuant to the Credit Agreement and all interest payable by such Obligor thereon (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Obligor, whether or not allowed or allowable as a claim in any such proceeding), (iii) if such Obligor is a Subsidiary Guarantor, all amounts payable by such Obligor under the Guarantee Agreement, (iv) all other amounts payable by such Obligor under the Loan Documents, (v) all Hedging Obligations of such Obligor, and (vi) any amendments, restatements, renewals, extensions or modifications of any of the foregoing; provided that the Secured Obligations of each Subsidiary Guarantor described in clause (iii) above and any amendment, restatement, renewal, extension or modification thereof described in clause (vi) above (collectively, with respect to each Subsidiary Guarantor, such Subsidiary Guarantor's "Subsidiary Guaranteed Obligations"), shall be subordinate and junior in rank with respect to payment to the other Secured
Obligations of such Subsidiary Guarantor for purposes of this Security Agreement. Pursuant to the proposed Amendment No. 4 to the Existing Credit Agreement, upon satisfaction of the conditions precedent set forth therein, the Credit Agreement will be amended and restated to include certain Subsidiaries of the Company as borrowers under the Credit Agreement, and the parties hereto agree that, upon effectiveness of such amendment and restatement, for purposes of the definition of "Secured Obligations", the term "Obligors" will mean the Company, any of its Subsidiaries that are borrowers under the Credit Agreement and the Subsidiary Guarantors, and "Obligor" will mean any one of them.

     "Secured Parties" means the Banks, the LC Agent, the Swingline Bank, the Administrative Agent and the Lead Arrangers.

     "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "Specified Trademarks" means, with respect to each Obligor (i) the Trademarks listed on Schedule 2B under such Obligor's name and (ii) any other Trademark held by such Obligor registrered or to be registered by such Obligor in the United States or any Trademark held by such Obligor and constituting the name of a store used by such Obligor outside the United States.

     "Specified Trademark License" means, with respect to each Obligor, any Trademark License held by such Obligor with respect to any Specified Trademark held by such Obligor.

     "Trademarks" means, with respect to each Obligor, (i) all trademarks, trade names, corporate names, company names, business names, logos, other source or business identifiers, designs and general intangibles of like nature held by such Obligor, and all applications in connection therewith, including registrations, recordings and applications in the PTO or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in the Perfection

Certificate of such Obligor, (ii) all extensions or renewals thereof and (iii) the goodwill of the business symbolized by any of the foregoing.

     "Trademark License" means, with respect to each Obligor, any written agreement now or hereafter in existence granting to such Obligor any right to use a Trademark (including without limitation a Trademark of any other Obligor).

     "Trademark Security Agreement" means a Trademark Security Agreement executed and delivered by an Obligor in favor of the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C to this Agreement, as the same may be amended from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     Section 2. Representations and Warranties. Each Obligor represents and warrants as follows:

     (a) Such Obligor has good and marketable title to all of the Collateral, free and clear of any Liens other than Liens permitted under Section 5.06(a)(ix) of the Credit Agreement.

     (b) Such Obligor has not performed any acts which could reasonably be expected to prevent the Administrative Agent from enforcing any of the terms of this Agreement or which would limit the Administrative Agent in any such enforcement. Other than Patent Security Agreements, Trademark Security Agreements, financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral of such Obligor and consisting of Patents, Patent Licenses, Specified Trademarks and Specified Trademark Licences is on file or of record in any jurisdiction or office (including without limitation the PTO) in the United States or in any Designated Foreign Jurisdiction with respect to such Obligor and in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral of such Obligor is in the possession of any Person (other than such Obligor) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of such Collateral as contemplated hereby.

     (c) Such Obligor has delivered its Perfection Certificate to the Administrative Agent. The information specified therein is correct and complete. Within 60 days after the date hereof, such Obligor shall furnish to the Administrative Agent file search reports from the PTO confirming that a filing with respect to each Patent and Patent License listed on Schedule 2A and held by such Obligor on the date hereof and each Specified Trademark of such Obligor on the date hereof and naming the Administrative Agent as secured party has been made; provided that any failure of an Obligor timely to furnish any such report caused by delay by the relevant office to respond to a request shall not constitute a default by such Obligor of its obligations hereunder.

     (d) Schedule 2A (as supplemented from time to time in accordance with Section 4(c)) lists all Patents and Patent Licenses held by such Obligor.
Schedule 2B (as supplemented from time to time in accordance with Section 4(c)) lists all Specified Trademarks held by such Obligor and all Specified Trademark Licenses held by such Obligor.

     (e) The Security Interests in the Collateral of such Obligor constitute valid security interests under the UCC securing the Secured Obligations of such Obligor. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate of such Obligor, the Security Interests shall constitute perfected security interests in the Collateral of such Obligor in which a security interest may be perfected by filing under the UCC (but excluding in any event any Collateral of such Obligor described in the succeeding sentences of this subsection (e)), prior to all other Liens and rights of others therein. When a Patent Security Agreement of such Obligor has been recorded with the PTO, such Security Interests shall constitute perfected Security Interests in all right, title and interest of such Obligor in the Patents listed in Schedule 1 to such Agreement, prior to all other Liens and rights of others therein. When a Trademark Security Agreement of such Obligor has been recorded with the PTO, such Security Interests shall constitute perfected Security Interests in all right, title and interest of such Obligor in the Trademarks listed in Schedule 1 to such Agreement, prior to all other Liens and rights of others therein.

     Section 3. The Security Interests. (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, each Obligor grants to the Administrative Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of such Obligor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral" of such Obligor):

          (i)  General Intangibles;

          (ii) Patents and Patent Licenses;

          (iii) Trademarks and Trademark Licenses;

          (iv) The LC Collateral Account, all cash deposited therein from time to time, and any Liquid Investments made pursuant to Section 5(c);

          (v) All books and records (including, without limitation, computer programs, printouts and other computer materials and records) of such Obligor pertaining to any of its Collateral described in clauses (i) thorough (iv) hereof; and

          (vi) All Proceeds of the  Collateral  described in clauses (i) through
               (v) hereof.

     (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Obligor with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. Further Assurances; Covenants. (a) Each Obligor will not change its name, identity or corporate structure in any manner or change the location of its chief executive office or chief place of business from the location described in the Perfection Certificate of such Obligor unless, in each case, such Obligor shall have given the Administrative Agent at least 30 day's prior notice thereof and delivered to the Banks an opinion of counsel at the cost and expense of such Obligor, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, after giving effect to such change in name, identity, corporate structure or location, the Security Interests in the Collateral of such Obligor shall remain perfected; provided that the provisions of the foregoing sentence shall not apply to any change in the location of the chief executive office of any Obligor from any location in New York City to any other location in New York City. Each Obligor shall not in any event change the location of any of its Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

     (b) Each Obligor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement,

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

recording or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any additional of substitute filings with the PTO) that from time to time may be necessary or desirable, or that the Administrative Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral of such Obligor; provided that no Obligor shall be required to take any such action with respect to any Trademark that is not a Specified Trademark or any Trademark License that is not a Specified Trademark License. To the extent permitted by applicable law, each Obligor hereby authorizes the Administrative Agent to execute and file financing statements or continuation statements without such Obligor's signature appearing thereon. Each Obligor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Obligor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or any filings with the PTO concerning the Collateral of such Obligor.

     (c) Within 30 Domestic Business Days after the end of each Fiscal Quarter, each Obligor shall provide to the Administrative Agent (i) copies of all applications for (1) the registration of any Patent or any Patent License and
(2) the registration of any Specified Trademark or Specified Trademark License filed by such Obligor during such Fiscal Quarter, (ii) a Patent Security Agreement executed by such Obligor with respect to each Patent or Patent License of such Obligor described in clause (1), (iii) a Trademark Security Agreement with respect to each Specified Trademark and Specified Trademark License described in clause (2) and (iv) a list of each Patent and Trademark that such Obligor has determined to abandon, or that such Obligor has determined not to maintain the registration of, during the immediately succeeding Fiscal Quarter, and a brief statement of the reasons on the basis on which such Obligor has made such determination (it being understood that nothing in this clause (iv) shall be construed to limit or modify in any manner the obligations of such Obligor under subsection (d) below). Upon delivery of a Patent Security Agreement or a Trademark Security Agreement by any Obligor, Schedule 2A or 2B, as the case may be, shall be deemed to have been amended to reflect the Patents and Patent Licenses or Specified Trademarks and Specified Trademark Licences with respect to which such Patent Security Agreement or a Trademark Security Agreement, as the case may be, relates. If an Obligor has filed no applications for the registration of any Patent, License, Specified Trademark or Specified Trademark License during any Fiscal Quarter, such Obligor shall, within 30 Domestic Business Days after the end of such Fiscal Quarter, provide a certificate to the Administrative Agent certifying the same.

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



     (d) Each Obligor will take all steps which it reasonably determines are necessary and appropriate in the circumstances, including, without limitation, in any proceeding before the PTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of its material Patents and Specified Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability except, in each case, for such applications or registrations which such other Obligor determines in good faith are no longer useful or material to the business of such Obligor.

     (e) In the event that any material Patent or Specified Trademark is infringed, misappropriated or diluted by a third party, the Obligor that holds such Patent or Trademark shall promptly notify the Administrative Agent after it learns thereof, if such infringement, misappropriation or dilution could reasonably be expected to have a Material Adverse Effect, and take such other actions as such Obligor shall reasonably deem appropriate under the circumstances, or as the Administrative Agent shall reasonably request, to protect such Patent or Specified Trademark, as the case may be.

     (f) Each Obligor shall notify the Administrative Agent as soon as practicable if such Obligor knows that any application or registration relating to any material Patent or Specified Trademark may become abandoned or dedicated or of any determination or development (including the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal) regarding such Obligor's ownership of any material Patent or Specified Trademark, its right to register the same, or to keep and maintain the same.

     (g) Each Obligor will, promptly upon request, provide to the Administrative Agent all information and evidence it may reasonably request concerning its Collateral to enable the Administrative Agent to enforce the provisions of this Agreement.

     Section 5. LC Collateral Account. (a) There is hereby established with the Administrative Agent an account (the "LC Collateral Account") on the books of The Bank of New York in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the amounts required to be deposited therein by the Company pursuant to Sections 2.06(f) and 6.03 of the Credit Agreement or any other provision of the Loan Documents. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the LC Collateral Account, including any interest




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or capital gains on Liquid Investments, shall remain, or be deposited, in the LC
Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the LC Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (c) hereof shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. If and when any portion of Aggregate LC Exposure on which any deposit in the LC Collateral Account was based (the "Relevant Contingent Exposure") shall become fixed (a "Direct Exposure") as a result of the payment by the LC Agent of a draft presented under a Letter of Credit, the amount of such Direct Exposure (but not more than the amount in the LC Collateral Account at the time) shall be withdrawn by the Administrative Agent from the LC Collateral Account and shall be paid to the Banks in accordance with their Pro Rata Share, and the Relevant Contingent Exposure shall thereupon be reduced by such amount. If at any time the amount in the LC Collateral Account exceeds the aggregate Relevant Contingent Exposure, the excess amount shall, so long as no Event of Default
shall  have  occurred  and  be   continuing,   be  promptly   withdrawn  by  the
Administrative Agent and paid to, or as directed by, the Company. If an Event of Default shall have occurred and be continuing, such excess amount shall be retained in the LC Collateral Account. If immediately available cash on deposit in the LC Collateral Account is not sufficient to make any distribution to, or as directed by, the Company referred to in this Section 5(a), the Administrative Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the LC Collateral Account designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 6, such distribution shall not be made until such liquidation has taken place.

     (b) Upon the occurrence and continuation of an Event of Default, the Administrative Agent shall, if so instructed by the Required Banks, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the LC Collateral Account in the manner specified in Section 9.

     (c) Amounts on deposit in the LC Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Administrative Agent, provided that, if an Event of Default has occurred and is continuing, the Administrative Agent shall, if instructed by the Required Banks, determine the Liquid Investments in which such amounts are invested and re-invested and shall liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid



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

Investments"  means Temporary Cash  Investments of the type described in clauses
(i) through (iv) of the definition thereof; provided that (x) each Liquid Investment shall mature within 30 days after it is acquired by the Administrative Agent and (y) in order to provide the Administrative Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

          (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Administrative Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Administrative Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York; or

          (ii) in book-entry form and issued by the United States and as to which (in the opinion of counsel to the Administrative Agent) appropriate measures shall have been taken for perfection of the Security Interests in such Liquid Investments.

     Section 6. General Authority. Each Obligor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Obligor, the Administrative Agent, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at such Obligor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral of such Obligor:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof,

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, and

          (e) in the case of any Patents or Trademarks or any other rights which constitute patents or trademarks under common law (all such patents and trademarks hereinafter being referred to as "Common Law Rights"), to execute and deliver any and all agreements, instruments,


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

     documents, and papers as the Administrative Agent may reasonably require to evidence the Security Interests in any such Patent, Trademark or Common Law Rights and the goodwill and general intangibles of such Obligor relating thereto or represented thereby;

provided that the Administrative Agent shall give each Obligor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of its Collateral. The Administrative Agent and each Obligor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

     Section 7. Remedies upon Event of Default. (a) If any Event of Default has occurred and is continuing, the Administrative Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply cash, if any, then held by it as Collateral as specified in Section 9 and
(ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Obligor will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Obligor which may be waived, and each Obligor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (A) in the case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative

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

Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned ,subject to the Administrative Agent giving the notice required to be given pursuant to Section 6. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Administrative Agent may (i) require each Obligor to, and each Obligor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of its Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in its opinion, reasonably convenient to the Administrative Agent and such Obligor, whether at the premises of such Obligor or otherwise, (ii) have access to and use such Obligor's books and records relating to the Collateral and (iii) prior to the disposition of the Collateral, prepare the Collateral for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Trademark, Patent, copyright or technical process used by any Obligor. The Administrative Agent may also render any or all of the Collateral unusable at any Obligor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

     (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing, (i) the Administrative Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks or Common Law Rights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine, (ii) the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of any Obligor in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Obligor hereby releases the Administrative Agent and




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

each of the other Secured Parties from, and agrees to hold the Administrative Agent and each of the other Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party and (iii) upon request by the Administrative Agent, each Obligor will execute and deliver to the Administrative Agent a further power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Trademark, Patent License or Trademark License. In the event of any such disposition pursuant to this Section, each Obligor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Administrative Agent.

     Section 8. Limitation on Duty of Administrative Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

     Section 9. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral pledged by any Obligor and any cash held in the LC Collateral Account shall be applied by the Administrative Agent in the following order of priorities:

          first,  to pay  the  expenses  of  such  sale  or  other  realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which any Secured Party is to be reimbursed pursuant to the Credit Agreement (including without limitation Section 9.03(a) thereof) or Section 12 hereof and any unpaid fees owing to any Secured Party under the Loan Documents;


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

          second, to the ratable payment of accrued but unpaid interest on the Secured Obligations of such Obligor (other than, in the case of any Subsidiary Guarantor, its Subsidiary Guaranteed Obligations) in accordance with the provisions of the Credit Agreement;

          third, to the ratable payment of unpaid principal of, and reimbursement obligations constituting, the Secured Obligations of such Obligor (other than, in the case of any Subsidiary Guarantor, its Subsidiary Guaranteed Obligations);

          fourth, in the case of any Subsidiary Guarantor, to the ratable payment of accrued but unpaid interest on its Subsidiary Guaranteed Obligations, until all such Secured Obligations shall have been paid in full;

          fifth, in the case of any Subsidiary Guarantor, to the ratable payment of unpaid principal of, and reimbursement obligations constituting its Subsidiary Guaranteed Obligations, until all such Secured Obligations shall have been paid in full;

          sixth, to pay ratably all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

          finally, to pay to such Obligor or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. For purposes of making any distribution hereunder, the principal amount of any Hedging Obligation shall be the amount of the relevant Obligor's Hedging Obligations due and payable at the time such distribution is made.

     Section 10. Concerning the Administrative Agent. The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement and the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein specified:

     (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided


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

for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

     (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Obligor.

     Section 11. Appointment of Co-Administrative Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

     Section 12. Expenses. If any Obligor fails to comply with the provisions of any Loan Document to which it is a party, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Required Banks may, but shall not be required to, effect such compliance on behalf of such Obligor, and such Obligor shall reimburse the Administrative Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Banks from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by each Obligor; and if any Obligor fails to promptly pay any portion thereof when due, any Secured Party may, at its option, but shall not be required to, pay the same and charge such Obligor's account therefor, and such Obligor agrees to reimburse such Secured Party therefor on demand. All sums so paid or incurred by any Secured Party for any of the foregoing and any and all other sums for which any Obligor may become liable hereunder and all costs and


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expenses (including  attorneys' fees, legal expenses and court costs) reasonably incurred by any Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement and, in each case, not paid in a timely manner shall, together with interest thereon until paid at the rate applicable to Base Rate Loans, be additional Secured Obligations hereunder.

     Section 13. Termination of Security Interests; Release of Collateral. (a) Upon the repayment in full of all Secured Obligations (other than those described in clause (v) of the definition thereof and any amendments, restatements, renewals, extensions or modifications thereof), the termination of the Commitments under the Credit Agreement and the termination or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the LC Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the LC Agent), the Security Interests shall terminate and all rights to the Collateral of each Obligor shall revert to such Obligor.

     (b) Upon the consummation of any Asset Sale (or any sale or other disposition described in clause (iv) of the definition of Asset Sale) permitted by the terms of the Credit Agreement and consisting of the disposition of any Collateral or of the capital stock of any Obligor other than the Company (any such transaction, a "Permitted Collateral Sale") the Security Interests in such Collateral or in the Collateral pledged by such Obligor, as the case may be (but not, in any case, in any Proceeds thereof) shall be released. Such release shall not be subject to the consent of any Bank, and the Administrative Agent shall be fully protected in relying on a certificate of an Obligor as to whether any particular transaction consummated by such Obligor constitutes a Permitted Collateral Sale.

     (c) In addition to the release of Collateral effected by subsection (b), at any time and from time to time prior to the termination of the Security Interests, the Administrative Agent may release any of the Collateral with the prior written consent of the Required Banks; provided that the Administrative Agent may release of all or substantially all of the Collateral (for purposes of this subsection (c), as defined in the Credit Agreement) only with the prior written consent of all the Banks.

     (d) Upon any termination of the Security Interests or release of Collateral in accordance with this Section, the Administrative Agent will, at the expense of the relevant Obligor, execute and deliver to such Obligor such documents as such Obligor shall reasonably request (including without limitation any reassignments) to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     Section 14. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, or (ii) if given by any other means, when delivered at the address referred to in this Section.

     Section 15. Waivers, Non-Exclusive Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

     Section 16. Successors and Assigns. This Agreement shall be binding upon each Obligor and its successors and permitted assigns. This Agreement is for the benefit of each Secured Party and its successors and permitted assigns, and in the event of an assignment of all or any of any Bank's interest in and to its rights and obligations under the Credit Agreement in accordance with the Credit Agreement, the assignor's rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall automatically be transferred with such indebtedness or obligation.

     Section 17. Changes in Writing. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Obligor and the Administrative Agent, subject to the provisions of Section 9.05(b) of the Credit Agreement.

     Section 18. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     Section 19. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 20. Additional Obligors. Any Subsidiary Guarantor may become an Obligor party hereto and bound hereby by executing a counterpart hereof and delivering the same to the Administrative Agent.

     Section 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 22. Limitation on Collateral. Notwithstanding the foregoing, "Collateral" shall not include any General Intangibles or other rights arising under contracts which contain a valid and enforceable restriction on the grant of a security interest therein (other than any such restriction which is rendered ineffective pursuant to Section 9-318(4) of the UCC) to the extent such grant would constitute a violation of such restriction, unless and until any such restriction is removed, waived or no longer valid and enforceable. Each Obligor represents and warrants that none of the Trademarks listed on Schedule 1.01(b) is subject to any such restriction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            VENATOR GROUP, INC.



                                            By:_________________________
                                               Name:
                                               Title:



                                            EASTBAY, INC.
                                            eVENATOR, INC.
                                            FOOT LOCKER JAPAN, INC.
                                            NORTHERN REFLECTIONS INC.
                                            RETAIL COMPANY OF GERMANY,
                                                 INC.
                                            THE RICHMAN BROTHERS COMPANY
                                            ROBBY'S SPORTING GOODS, INC.
                                            TEAM EDITION APPAREL, INC.
                                            THE SAN FRANCISCO MUSIC BOX
                                                 COMPANY
                                            VENATOR GROUP CORPORATE
                                                 SERVICES, INC.
                                            VENATOR GROUP HOLDINGS, INC.
                                            VENATOR GROUP RETAIL, INC.
                                            VENATOR GROUP SOURCING, INC.
                                            VENATOR GROUP SPECIALITY, INC.


                                            By:___________________________
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, as
                                                 Administrative Agent


                                            By:_________________________________
                                               Name:
                                               Title:

                                   SCHEDULE 2A


                            Patents & Patent Licenses


                                    [to come]

                                   SCHEDULE 2B


                         Trademark & Trademark Licenses


                                    [to come]

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT


                             PERFECTION CERTIFICATE

     The undersigned, an officer of [NAME OF OBLIGOR], a _______________ corporation (the "Obligor"), hereby certify with reference to the Security Agreement dated as of _____, 1999 among Venator Group, Inc., the Obligor and the other Subsidiaries party thereto and The Bank of New York, as Administrative Agent (terms defined therein being used herein as therein defined), to the Secured Parties as follows:

     1. Names. (a) The exact corporate name of the Obligor as it appears in its certificate of incorporation is as follows:



     (b) Specified below is each other corporate name (including trade names or similar appellations) the Obligor has had in the last five years:



     (c) Except as specified in Schedule 1, the Obligor has not changed its identity or corporate structure in any way within the past five years.

     [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.]



     2. Current Locations. (a) The chief executive office of the Obligor is located at the following address:


Mailing Address                         County                   State
-------------------------------------   ----------------------   --------------

     (b) The following are all the places of business of the Obligor not identified above:


Mailing Address                         County                   State
-------------------------------------   ----------------------   --------------





     3. Prior Locations. (a) Specified below is the information required by subparagraphs 2(a) and 2(b) above with respect to each location or place of business maintained by the Obligor at any time during the past five years:


     4. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 4(A) hereto has been delivered to the Administrative Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. .

     5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth filing information with respect to the filings described in paragraph 4 above.

     6. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

     IN  WITNESS  WHEREOF,   I  have  hereunto  set  my  hand  this  __  day  of
________________, 1999.



                                            By: _______________________
                                                Name:
                                                Title:

                                                                   SCHEDULE 4(A)


                            DESCRIPTION OF COLLATERAL


                   [to include the description of "Collateral" set forth in the Security Agreement and related definitions]

                                                                      SCHEDULE 5


                               SCHEDULE OF FILINGS


Debtor         Filing Officer      File Number         Date of Filing 1/
-----------    ----------------    ---------------     -----------------













-------------------
1    Indicate lapse date, if other than fifth anniversary.

EXHIBIT B TO
                                                              SECURITY AGREEMENT

                        FORM OF PATENT SECURITY AGREEMENT


     WHEREAS, [Name of Obligor], a _____________ corporation (herein referred to as "Grantor") owns, or in the case of licenses, is a party to, the Patent Collateral (as defined below);

     WHEREAS, Venator Group, Inc., the banks party thereto, the co-agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto are parties to a Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as amended or amended and restated from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to the terms of a related Security Agreement dated as of _____________, 1999 (as amended from time to time, the "Security Agreement") among Venator Group, Inc., its Subsidiaries party thereto and The Bank of New York, as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a continuing security interest in and to the assets of Grantor specified therein, including all right, title and interest of Grantor in and to the Patent Collateral, whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of Grantor;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Secured Obligations, a continuing security interest in and to all of Grantor's right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

     (i) each Patent (as defined in the Security Agreement) owned by Grantor, including, without limitation, each U.S. Patent and Patent application referred to in Schedule 1 hereto;

     (ii) each Patent License (as defined in the Security Agreement), including, without limitation, each Patent License identified in Schedule 1 hereto; and

     (iii) all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Patent Collateral described in clauses (i) and (ii), including without limitation all claims against third parties for loss of, damage to or destruction of, or any past, present or future dilution, infringement or unauthorized use of, unfair competition with, or violation of intellectual property rights in connection with or injury to, any such collateral or for injury to the goodwill associated with any of the foregoing, in each case whether now existing or hereafter arising.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as an Event of Default has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which is permitted under the Security Agreement.

     The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___th day of
_______________.


                                            [NAME OF GRANTOR]



                                            By:________________________
                                               Name:
                                               Title:

Acknowledged:

THE BANK OF NEW YORK,
   as Administrative Agent



By: ___________________
    Name:
    Title:

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


     I, ___________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ______________________, _________________________ of [NAME OF GRANTOR], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.



     GIVEN under my hand and Notarial Seal this __th day of __________.







         [Seal]



                  __________________________
                  Signature of notary public
                  My Commission expires

                                                                      Schedule 1
                                                                       to Patent
                                                              Security Agreement


                            U.S. PATENT REGISTRATIONS
                            -------------------------



Registration No.               Registration Date          Mark
---------------               --------------------        -----

                            EXCLUSIVE PATENT LICENSES
                            --------- ------ --------



Name of            Parties                   Date of                  Subject
Agreement          Licensor/Licensee         Agreement                Matter
---------          -----------------         -----------              ---------

As Licensee
-- --------








As Licensor
-- --------

                                                                    EXHIBIT C TO
                                                              SECURITY AGREEMENT

                      FORM OF TRADEMARK SECURITY AGREEMENT


     WHEREAS, [Name of Obligor], a _____________ corporation (herein referred to as "Grantor") owns, or in the case of licenses, is a party to, the Trademark Collateral (as defined below);

     WHEREAS, Venator Group, Inc., the banks party thereto, the co-agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto are parties to a Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as amended or amended and restated from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to the terms of a related Security Agreement dated as of _____________, 1999 (as amended from time to time, the "Security Agreement") among Venator Group, Inc., its Subsidiaries party thereto and The Bank of New York, as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a continuing security interest in and to the assets of Grantor specified therein, including all right, title and interest of Grantor in and to the Patent Collateral, whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of Grantor;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Secured Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

     (i) each Trademark (as defined in the Security Agreement) owned by Grantor, including, without limitation, each U.S. Trademark registration and application referred to in Schedule 1 hereto, and the goodwill of the business symbolized by, each Trademark;

     (ii) each Trademark License (as defined in the Security Agreement), including, without limitation, each Trademark License identified in Schedule 1 hereto; and

     (iii) all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Trademark Collateral described in clauses (i) and (ii), including without limitation all claims against third parties for loss of, damage to or destruction of, or any past, present or future dilution, infringement or unauthorized use of, unfair competition with, or violation of intellectual property rights in connection with or injury to, any such collateral or for injury to the goodwill associated with any of the foregoing, in each case whether now existing or hereafter arising.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as an Event of Default has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which is permitted under the Security Agreement.

     The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___th day of
_______________.


                                            [NAME OF GRANTOR]



                                            By: _____________________
                                                Name:
                                                Title:

Acknowledged:

THE BANK OF NEW YORK,
   as Administrative Agent



By:_____________________
   Name:
   Title:

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


     I, ___________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ______________________, _________________________ of [NAME OF GRANTOR], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.



     GIVEN under my hand and Notarial Seal this __th day of __________.







         [Seal]



                  __________________________
                  Signature of notary public
                  My Commission expires

                                                                      Schedule 1
                                                                    to Trademark
                                                              Security Agreement


                          U.S. TRADEMARK REGISTRATIONS
                         ------------------------------



Registration No.              Registration Date                       Mark
---------------               -----------------                       ------

                          EXCLUSIVE TRADEMARK LICENSES



Name of               Parties                  Date of              Subject
Agreement             Licensor/Licensee        Agreement            Matter
---------             -----------------        ----------           -------

As Licensee
-----------








As Licensor
------------

                                                                       EXHIBIT G



                                PLEDGE AGREEMENT


     AGREEMENT dated as of ____________, 1999 among Venator Group, Inc. a New York corporation (with its successors, the "Company"), each of the Subsidiaries of the Company listed on the signature pages hereof and each other Subsidiary of the Company that may from time to time become a party hereto in accordance with
Section 23 (each, with its successors, a "Subsidiary Guarantor") and The Bank of New York, as Administrative Agent (with its successors, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company, the banks party thereto (the "Banks"), the co- agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto are parties to a Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 (as amended or amended and restated from time to time, the "Credit Agreement"); and

     WHEREAS, the Subsidiary Guarantors and the Administrative Agent are parties to a Guarantee Agreement dated as of March 19, 1999 (as amended from time to time, the "Guarantee Agreement"); and

     WHEREAS, pursuant to Section 5.20 of the Credit Agreement, the Company has agreed to enter into, and to cause each of its Subsidiaries (subject to certain exceptions set forth in the Credit Agreement) to enter into, a Pledge Agreement substantially in the form hereof; and

     WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Subsidiary Guarantors, the Subsidiary Guarantors are willing to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Cash Distributions" means dividends and other payments and distributions made upon or with respect to the Pledged Stock in cash.

     "Collateral" has the meaning assigned to such term in Section 3(a).

     "Direct Subsidiary" means, with respect to each Obligor, any Subsidiary of such Obligor whose capital stock or other equity interests are owned directly by such Obligor.

     "Excluded Subsidiary" means, with respect to each Obligor, any Direct Subsidiary of such Obligor other than any such Direct Subsidiary which neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the United States, Canada or Germany. An "Excluded Subsidiary" shall cease to be an "Excluded Subsidiary" when the conditions set forth in the first sentence of Section 3(d) are satisfied.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement or other interest or currency exchange rate hedging arrangement.

     "Hedging Obligations" means, with respect to each Obligor, all obligations of such Obligor under any Hedging Agreement between such Obligor and any Bank Party (or any affiliate of any Bank Party).

     "Issuer" means each Person listed on Schedule 1 and each Person that becomes a Direct Subsidiary (other than an Excluded Subsidiary) of any Obligor after the Effective Date.

     "Obligor" means the Company or any Subsidiary Guarantor, and "Obligors" means all of them.

     "Pledged Equity  Interests"  means (i) the Subsidiary  Equity Interests and
(ii) any other capital stock or other equity interests required to be pledged by the Obligor to the Administrative Agent under this Agreement pursuant to Sections 3(b), 3(c) or 3(d).

     "Secured Obligations" means, with respect to each Obligor, (i) all principal of and interest and premium (if any) on any Loan or Swingline Loan payable by such Obligor under, or any Note or Swingline Note issued by such Obligor pursuant to, the Credit Agreement (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Obligor, whether or not allowed or allowable as a claim in any such proceeding), (ii) all Reimbursement Obligations of such Obligor with respect to any Letter of Credit issued pursuant to the Credit Agreement and all interest payable by such Obligor thereon (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of such Obligor, whether or not allowed or allowable as a claim in any such proceeding), (iii) if such Obligor is a Subsidiary Guarantor, all amounts payable by such Obligor under the Guarantee Agreement, (iv) all other amounts payable by such Obligor under the Loan Documents, (v) all Hedging Obligations of such Obligor, and (vi) any amendments, restatements, renewals, extensions or modifications of any of the foregoing; provided that the Secured Obligations of each Subsidiary Guarantor described in clause (iii) above and any amendment, restatement, renewal, extension or modification thereof described in clause (vi) above (collectively, with respect to each Subsidiary Guarantor, such Subsidiary Guarantor's "Subsidiary Guaranteed Obligations"), shall be subordinate and junior in rank with respect to payment to the other Secured Obligations of such Subsidiary Guarantor for purposes of this Pledge Agreement. Pursuant to the proposed Amendment No. 4 to the Existing Credit Agreement, upon satisfaction of the conditions precedent set forth therein, the Credit Agreement will be amended and restated to include certain Subsidiaries of the Company as borrowers under the Credit Agreement, and the parties hereto agree that, upon effectiveness of such amendment and restatement, for purposes of the definition of "Secured Obligations", the term "Obligors" will mean the Company, any of its Subsidiaries that are borrowers under the Credit Agreement and the Subsidiary Guarantors, and "Obligor" will mean any one of them.

     "Secured Parties" means the Banks, the LC Agent, the Swingline Bank, the Administrative Agent and the Lead Arrangers.

     "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "Subsidiary  Equity Interests" means, with respect to each Issuer listed on
Schedule  1  hereto,  the  capital  stock or other  equity  interests  listed on
Schedule 1 hereto opposite such Issuer's name, which capital stock or other equity interests constitute 65% of the aggregate outstanding capital stock or other equity interests of such Issuer.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

     Section 2. Representations and Warranties. Each Obligor represents and warrants as follows:

     (a) Title to Pledged Equity Interests. Such Obligor owns all of its Pledged Equity Interests, free and clear of any Liens other than the Security Interests and Liens permitted under Section 5.06(a)(ix) of the Credit Agreement. All of the Pledged Equity Interests of such Obligor have been duly authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any Person. The Persons listed on
Schedule 1 under the name of such Obligor constitute all of the Persons that are Direct Subsidiaries of such Obligor on the date hereof (other than any Excluded Subsidiaries) and all of such Persons are wholly-owned Direct Subsidiaries (excluding directors' qualifying shares). The Pledged Equity Interests of such Obligor represent 65% of the aggregate capital stock and other equity interests held by such Obligor of any Person that is a Direct Subsidiary (other than any Excluded Subsidiary) and is a Foreign Subsidiary. Such Obligor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and any additional pledge agreements referred to in Section 2(b) which restricts in any manner the rights of any present or future holder of any of the Pledged Equity Interests of such Obligor with respect thereto.

     (b) Validity, Perfection and Priority of Security Interests. (i) A UCC-1 financing statement naming such Obligor as debtor and the Administrative Agent as secured party has been filed in each of the jurisdictions referred to in
Section 2(c) with respect to such Obligor.

     [representation   regarding   steps  needed  to  perfect  in  each  foreign
jurisdiction to come once jurisdictions have been identified]

     (ii) Other than as set forth in the preceding clauses of this Section, no registration, recordation or filing with any governmental body, agency or official or any other Person is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests in any of the Collateral of any Obligor.

     (iii) Neither such Obligor nor any of its Subsidiaries has performed or will perform any acts which could reasonably be expected to prevent the Administrative Agent from enforcing any of the terms and conditions of this

Agreement or which would limit the Administrative Agent in any such enforcement.

     (c) UCC Filing Locations. The chief executive office of each Obligor is located at the address set forth on the signature pages hereof. With respect to each Obligor, under the Uniform Commercial Code as in effect in the State in which such office is located, a local filing in [ ] is required to perfect a security interest consisting of general intangibles.

     Section 3. Grant of the Security Interests. (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, each Obligor hereby collaterally assigns and pledges to and with the Administrative Agent for the benefit of the Secured Parties and grants to the Administrative Agent for the benefit of the Secured Parties security interests in:

          (i) the Pledged Equity Interests of such Obligor and all of its rights and privileges with respect to such Pledged Equity Interests;

          (ii) all interest, dividends, earnings, income, profits and other payments and distributions with respect to any and all of the foregoing, and all proceeds of any and all of the foregoing (the items in clauses (i) through (ii), inclusive, being collectively referred to, with respect to such Obligor, as the "Collateral" of such Obligor).

     (b) In the event that any Person becomes a Direct Subsidiary (other than an Excluded Subsidiary) of an Obligor after the date hereof, such Obligor will promptly, and in any event within 45 days after such event (or such other number of days as the Administrative Agent and such Obligor may agree to), pledge and deposit with the Administrative Agent certificates representing shares of capital stock or other equity interests of such Person held by such Obligor as additional security for the Secured Obligations of such Obligor and take such other steps as may be necessary or appropriate, or as the Administrative Agent shall reasonably request, to ensure that such shares of capital stock or other equity interests constitute additional security for the Secured Obligations of such Obligor, and that the Security Interests therein are perfected, first priority security interests; provided that no Obligor shall be required to pledge or deposit any certificates or take any other steps pursuant to this subsection (b) to the extent that after giving effect to any such pledge or deposit, or the taking of any such step, shares of capital stock or other equity interests representing more than 65% of the aggregate capital stock or other equity interests of any Direct Subsidiary that is a Foreign Subsidiary would be in pledge or deposit hereunder.

     (c) In the event that any Issuer at any time issues to any Obligor any additional or substitute shares of capital stock of any class or any other equity interests of any class such Obligor will promptly, and in any event within 45 days after such event (or such other number of days as the Administrative Agent and such Obligor may agree to), pledge and deposit with the Administrative Agent certificates representing all such shares of capital stock or other equity interests as additional security for the Secured Obligations of such Obligor and take such other steps as may be necessary or appropriate, or as the Administrative Agent shall reasonably request, to ensure that such shares of capital stock or other equity interests constitute additional security for the Secured Obligations of such Obligor, and that the Security Interests therein are perfected, first priority security interests; provided that no Obligor shall be required to pledge or deposit any certificates or take any other steps pursuant to this subsection (c) to the extent that after giving effect to any such pledge or deposit, or the taking of any such step, shares of capital stock or other equity interests representing more than 65% of the aggregate capital stock or other equity interests of any Direct Subsidiary that is a Foreign Subsidiary would be in pledge or deposit hereunder.

     (d) Any Excluded Subsidiary of any Obligor shall cease to be an Excluded Subsidiary on the first day on which such Obligor shall be able to pledge the capital stock or other equity interests of such Direct Subsidiary hereunder without triggering a requirement to equally and ratably secure securities issued under the Indenture. Promptly, and in any event within 45 days after any Excluded Subsidiary of any Obligor shall cease to be an Excluded Subsidiary (or such other number of days as the Administrative Agent and such Obligor may agree
to), such Obligor will pledge and deposit with the Administrative Agent certificates representing shares of capital stock or other equity interests of such Direct Subsidiary as additional security for the Secured Obligations of such Obligor and take such other steps as may be necessary or appropriate, or as the Administrative Agent shall reasonably request, to ensure that such shares of capital stock or other equity interests constitute additional security for the Secured Obligations of such Obligor, and that the Security Interests therein are perfected, first priority security interests; provided that no Obligor shall be required to pledge or deposit any certificates or take any other steps pursuant to this subsection (d) to the extent that after giving effect to any such pledge or deposit, or the taking of any such step, shares of capital stock or other equity interests representing more than 65% of the aggregate capital stock or other equity interests of any Direct Subsidiary that is a Foreign Subsidiary would be in pledge or deposit hereunder.

     (e) Any shares of capital stock or other equity interests pledged by any Obligor to the Administrative Agent pursuant to subsections (b), (c) or (d) above constitute Pledged Equity Interests of such Obligor and are subject to all provisions of this Agreement.

     (f) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Obligor or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. Delivery of Pledged Equity Interests. Unless otherwise required by the laws of any jurisdiction in order to perfect the Security Interests in Collateral the perfection of which is governed by the laws of such jurisdiction, all certificates representing Pledged Equity Interests of any Obligor shall be delivered to the Administrative Agent in the State of New York by such Obligor pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Administrative Agent.

     Section 5. Further Assurances. Each Obligor agrees that it will, at its expense and in such manner and form as the Administrative Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment, supplemental pledge agreement, confirmation or other paper and take any other action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to any of the Collateral of such Obligor. Each Obligor agrees that it will not change its name, identity or corporate structure in any manner or the location of its chief executive office in the United States unless, in each case, it shall have given the Administrative Agent not less than 30 days' prior notice thereof.

     Section 6. Record Ownership of Pledged Equity Interests. If an Event of Default shall have occurred and be continuing, the Administrative Agent may, in its sole discretion, cause any or all of the Pledged Equity Interests to be transferred of record into the name of the Administrative Agent or its nominee. Each Obligor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Equity Interests registered in the name of such Obligor and the Administrative Agent will promptly give to each Obligor copies of any notices and communications received by the Administrative Agent with respect to Pledged Equity Interests of such Obligor registered in the name of the Administrative Agent or its nominee.

     Section 7. Right to Receive Distributions on Collateral. The Administrative Agent shall have the right to receive and, during the continuance of any Event of Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral of each Obligor and each Obligor shall take all such action as the Administrative Agent may deem necessary or appropriate to give effect to such right; provided that unless an Event of Default has occurred and is continuing, the foregoing sentence shall not apply to Cash Distributions. All such dividends, interest and other payments and distributions which are received by any Obligor (except Cash Distributions received when no Event of Default has occurred and is continuing) shall be received in trust for the benefit of the Secured Parties and, if the Administrative Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of such Obligor and shall, forthwith upon demand by the Administrative Agent during the continuance of an Event of Default, be paid over to the Administrative Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Defaults have been cured, the Administrative Agent's right to retain dividends, interest and other payments and distributions (including Cash Distributions) under this
Section 7 shall cease and the Administrative Agent shall pay over to each Obligor any such Collateral of such Obligor retained by it during the continuance of an Event of Default.

     Section 8. Right to Vote Pledged Equity Interests. Unless an Event of Default shall have occurred and be continuing, each Obligor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to its Pledged Equity Interests, and the Administrative Agent shall, upon receiving a written request from any Obligor accompanied by a certificate signed by a Responsible Officer of the Company stating that no Event of Default has occurred and is continuing, deliver to such Obligor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of its Pledged Equity Interests which is registered in the name of the Administrative Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Administrative Agent.

     If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to the extent permitted by law and each Obligor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Equity Interests of such Obligor with the same force and effect as if the Agent were the absolute and sole owner thereof.

     Section 9. General Authority. Each Obligor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Obligor, the Administrative Agent, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Obligor, to the extent permitted by law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the
Collateral:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give each Obligor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral of such Obligor. The Administrative Agent and each Obligor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     Section 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise on behalf of the Secured Parties all the rights of a secured party after default under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash, if any, then held by it as Collateral and apply it as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may reasonably deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale).

The Administrative Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (a) to restrict the prospective bidders on or purchasers of any of the Pledged Equity Interests to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Equity Interests, (b) to cause to be placed on certificates for any or all of the Pledged Equity Interests or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said Act, and (c) to impose such other limitations or conditions in connection with any such sale as the Administrative Agent reasonably deems necessary or advisable in order to comply with said Act or any other law. Each Obligor will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Obligor which may be waived, and each Obligor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned, subject to the Administrative Agent giving the notice required to be given pursuant to
Section 9. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     Section 11. Expenses. Each Obligor agrees that it will forthwith upon demand pay to the Administrative Agent:

     (a) the amount of any taxes which the Administrative Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral of such Obligor from any Lien thereon, and

     (b) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Administrative Agent may incur in connection with (i) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral of such Obligor and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral of such Obligor, (iii) the exercise by the Administrative Agent of any of the rights conferred upon it hereunder, or (iv) any Default.

Any such amount not paid in a timely manner shall bear interest at the rate applicable to Base Rate Loans from time to time and shall be an additional Secured Obligation hereunder.

     Section 12. Limitation on Duty of Administrative Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.

     Section 13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral pledged by any Obligor shall be applied by the Administrative Agent in the following order of priorities:

          first,  to pay  the  expenses  of  such  sale  or  other  realization, including reasonable compensation to agents and counsel for the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which any Secured Party is to be reimbursed pursuant to the Credit Agreement (including without limitation Section 9.03(a) thereof) or Section 11 hereof and any unpaid fees owing to any Secured Party under the Loan Documents;

          second, to the ratable payment of accrued but unpaid interest on the Secured Obligations of such Obligor (other than, in the case of any Subsidiary Guarantor, its Subsidiary Guaranteed Obligations) in accordance with the provisions of the Credit Agreement;

          third, to the ratable payment of unpaid principal of, and reimbursement obligations constituting, the Secured Obligations of such Obligor (other than, in the case of any Subsidiary Guarantor, its Subsidiary Guaranteed Obligations);

          fourth, in the case of any Subsidiary Guarantor, to the ratable payment of accrued but unpaid interest on its Subsidiary Guaranteed Obligations, until all such Secured Obligations shall have been paid in full;

          fifth, in the case of any Subsidiary Guarantor, to the ratable payment of unpaid principal of, and reimbursement obligations constituting its Subsidiary Guaranteed Obligations, until all such Secured Obligations shall have been paid in full;

          sixth, to pay ratably all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

          finally, to pay to such Obligor or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. For purposes of making any distribution hereunder, the principal amount of any Hedging Obligation shall be the amount of the relevant Obligor's Hedging Obligations due and payable at the time such distribution is made.

     Section 14. Concerning the Administrative Agent. The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement and the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

     (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Administrative Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

     (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Obligor.

     Section 15. Appointment of Co-agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

     Section 16. Termination of Security Interests; Release of Collateral. (a) Upon the repayment in full of all Secured Obligations (other than those described in clause (v) of the definition thereof and any amendments, restatements, renewals, extensions or modifications thereof), the termination of the Commitments under the Credit Agreement and the termination or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the LC Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the LC Agent), the Security Interests shall terminate and all rights to the Collateral of each Obligor shall revert to such Obligor.

     (b) Upon the consummation of any Asset Sale (or any sale or other disposition described in clause (iv) of the definition of Asset Sale) permitted by the terms of the Credit Agreement and consisting of the disposition of any Collateral or of the capital stock of any Obligor other than the Company (any such transaction, a "Permitted Collateral Sale"), the Security Interests in such Collateral or in the Collateral pledged by such Obligor, as the case may be (but not, in any case, in any Proceeds thereof) shall be released. Such release shall not be subject to the consent of any Bank, and the Administrative Agent shall be fully protected in relying on a certificate of an Obligor as to whether any particular transaction consummated by such Obligor constitutes a Permitted Collateral Sale.

     (c) In addition to the release of Collateral effected by subsection (b), at any time and from time to time prior to the termination of the Security Interests, the Administrative Agent may release any of the Collateral with the prior written consent of the Required Banks; provided that the Administrative Agent may release all or substantially all of the Collateral (for purposes of this subsection (c), as defined in the Credit Agreement) only with the prior written consent of all the Banks.

     (d) Upon any termination of the Security Interests or release of Collateral in accordance with this Section, the Administrative Agent will, at the expense of the relevant Obligor, execute and deliver to such Obligor such documents as such Obligor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     Section 17. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, or (ii) if given by any other means, when delivered at the address referred to in this Section.

     Section 18. Waivers, Non-Exclusive Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

     Section 19. Successors and Assigns. This Agreement shall be binding upon each Obligor and its successors and permitted assigns. This Agreement is for the benefit of each Secured Party and its successors and permitted assigns, and in the event of an assignment of all or any of any Bank's interest in and to its rights and obligations under the Credit Agreement in accordance with the Credit Agreement, the assignor's rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall automatically be transferred with such indebtedness or obligation.

     Section 20. Changes in Writing. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Obligor and the Administrative Agent, subject to the provisions of Section 9.05(b) of the Credit Agreement.

     Section 21. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     Section 22. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 23. Additional Obligors. Any Subsidiary Guarantor may become an Obligor party hereto and bound hereby by executing a counterpart hereof and delivering the same to the Administrative Agent.

     Section 24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            VENATOR GROUP, INC.


                                            By:________________________
                                               Name:
                                               Title:



                                            EASTBAY, INC.
                                            EVENATOR, INC.
                                            FOOT LOCKER JAPAN, INC.
                                            GEORGETOWN CONSTRUCTION
                                                 CORPORATION
                                            NORTHERN REFLECTIONS, INC.
                                            RETAIL COMPANY OF GERMANY,
                                                 INC.
                                            RICHMAN BROTHERS COMPANY
                                            ROBBY'S SPORTING GOODS, INC.
                                            TEAM EDITION APPAREL, INC.
                                            THE SAN FRANCISCO MUSIC BOX
                                                 COMPANY
                                            VENATOR GROUP CORPORATE
                                                 SERVICES, INC.
                                            VENATOR GROUP HOLDINGS, INC.
                                            VENATOR GROUP RETAIL, INC.
                                            VENATOR GROUP SOURCING, INC.
                                            VENATOR GROUP SPECIALITY, INC.


                                            By:________________________________
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, as
                                                 Administrative Agent


                                            By:______________________________
                                               Name:
                                               Title:

                                   Schedule 1

                      Stock Pledged by Venator Group, Inc.



=====================================================================================================

Issuer                                       Number of Shares              Certificate Number
=====================================================================================================
Venator Group (Australia) Ltd.
-----------------------------------------------------------------------------------------------------
Foot Locker Austria GmbH
-----------------------------------------------------------------------------------------------------
Foot Locker Belgium N.V.
-----------------------------------------------------------------------------------------------------
Foot Locker Denmark ApS
-----------------------------------------------------------------------------------------------------
Foot Locker Europe, B.V.
-----------------------------------------------------------------------------------------------------
Foot Locker France S.A.
-----------------------------------------------------------------------------------------------------
Foot Locker Italy S.r.l.
-----------------------------------------------------------------------------------------------------
Foot Locker Japan K.K.
-----------------------------------------------------------------------------------------------------
Foot Locker Netherlands B.V.
-----------------------------------------------------------------------------------------------------
Foot Locker Spain S.L.
-----------------------------------------------------------------------------------------------------
Foot Locker Sweden AB
-----------------------------------------------------------------------------------------------------
Foot Locker UK Limited
-----------------------------------------------------------------------------------------------------
Woolworth Holding S.A. de C.V.
======================================================================================================

                                                                       EXHIBIT H


                               GUARANTEE AGREEMENT


     GUARANTEE AGREEMENT dated as of March ___, 1999 among each of the Subsidiaries of the Company (as defined below) listed on the signature pages hereof and each other Subsidiary of the Company that may from time to time become a party hereto in accordance with Section 19 (each such Subsidiary, with its successors, a "Subsidiary Guarantor") and The Bank of New York, as Administrative Agent (with its successors, the "Administrative Agent"), for the benefit of the Bank Parties (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Venator Group, Inc., a New York corporation (with its successors, the "Company"), the banks party thereto (the "Existing Banks"), the co-agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent and The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank are parties to a Credit Agreement dated as of April 9, 1997 (as in effect immediately prior to the effectiveness of Amendment No. 3 referred to below, the "Existing Credit Agreement" and, as amended by Amendment No. 3 and as further amended or amended and restated from time to time, the "Credit Agreement"); and

     WHEREAS, pursuant to Amendment No. 3 to the Existing Credit Agreement dated as of the date hereof ("Amendment No. 3") among the Company, the Existing Banks, the co-agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto, the parties to the Existing Credit Agreement desire to amend and restate the Existing Credit Agreement as provided therein, subject to satisfaction of the conditions set forth therein; and

     WHEREAS, it is a condition to effectiveness of the amendment to the Existing Credit Agreement effected by Amendment No. 3 that each Subsidiary Guarantor enter into a Guarantee Agreement substantially in the form hereof; and

     WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Subsidiary Guarantors, the Subsidiary Guarantors are willing to enter into this Guarantee Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein, except that the term "Loan Documents" shall include any document with respect to any Hedging Obligations. Pursuant to the proposed Amendment No. 4 to the Existing Credit Agreement ("Amendment No. 4"), upon satisfaction of the conditions precedent set forth therein, the Credit Agreement will be amended and restated to include certain Subsidiaries of the Company as borrowers under the Credit Agreement, and the parties hereto agree that, upon effectiveness of such amendment and restatement, the term "Obligors" will mean the Company, any of its Subsidiaries that are borrowers under the Credit Agreement and the Subsidiary Guarantors, and "Obligor" will mean any one of them. The following additional terms, as used herein, have the following meanings:

     "Guaranteed  Obligations" means, with respect to each Subsidiary Guarantor,
(i) all principal of and interest and premium (if any) on any Loan or Swingline Loan payable by the Company or any other Obligor (other than such Subsidiary Guarantor) under, or any Note or Swingline Note issued pursuant to, the Credit Agreement (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or such other Obligor, whether or not allowed or allowable as a claim in any such proceeding), (ii) all Reimbursement Obligations of the Company or any other Obligor (other than such Subsidiary Guarantor) with respect to any Letter of Credit issued pursuant to the Credit Agreement and all interest payable by the Company or such other Obligor thereon (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or such other Obligor, whether or not allowed or allowable as a claim in any such proceeding), (iii) all Hedging Obligations of the Company or any other Obligor (other than such Subsidiary Guarantor), (iv) all other amounts payable by the Company or any other Obligor (other than such Subsidiary Guarantor) under the Loan Documents and (v) any renewals, extensions or modifications of any of the foregoing.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement or other interest or currency exchange rate hedging arrangement.

     "Hedging Obligations" means, with respect to any Obligor, all obligations of such Obligor under any Hedging Agreement between such Obligor and any Bank Party (or any affiliate of any Bank Party).

     Section 2. The Guarantees. Each of the Subsidiary Guarantors, jointly and severally, hereby unconditionally guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Guaranteed Obligations. Upon failure by any Obligor to pay punctually any Guaranteed Obligation when due, each Subsidiary Guarantor agrees jointly and severally that it shall forthwith on demand pay such Guaranteed Obligation at the place and in the manner specified in the Credit Agreement or the other relevant Loan Document, as the case may be.

     Section 3. Guarantees Unconditional. The obligations of each Subsidiary Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Obligor or any other Person under any Loan Document, by operation of law or otherwise;

     (ii) any modification or amendment of or supplement to any Loan Document or any Letter of Credit (including without limitation any amendment and restatement of the Credit Agreement pursuant to the proposed Amendment No. 4, a copy of which has been delivered to such Subsidiary Guarantor);

     (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Obligor or any other Person under any Loan Document or with respect to any Letter of Credit;

     (iv) any change in the corporate existence, structure or ownership of any Obligor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligor or any other Person or any of their respective subsidiaries or any of their respective assets or any resulting release or discharge of any obligation of any Obligor or any other Person contained in any Loan Document;

     (v) the existence of any claim, set-off or other rights which such Subsidiary Guarantor may have at any time against any other Obligor or any Bank Party, whether in connection herewith or with any unrelated transactions;

provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

     (vi) any invalidity or unenforceability relating to or against any Obligor or any other Person for any reason of any Loan Document or any Letter of Credit, or any provision of applicable law or regulation purporting to prohibit the payment by any Obligor or any other Person of the principal of or interest on any Loan, any Swingline Loan, any Note, any Swingline Note or any Reimbursement Obligation or any other amount payable by any Obligor under any Loan Document; or

     (vii) any other act or omission to act or delay of any kind by any Obligor, any Bank Party or any other party to any Loan Document, or any other circumstance whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of or defense to obligations of such Subsidiary Guarantor hereunder.

     Section 4. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances; Release of Subsidiary Guarantors. (a) Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until the repayment in full of all Guaranteed Obligations, the termination of all Commitments under the Credit Agreement and the expiration or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the LC Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the LC Agent). If at any time any payment of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or any other Obligor or otherwise, each Subsidiary Guarantor's obligations hereunder with respect thereto shall be reinstated as though such payment had been due but not made at such time.

     (b) Upon (w) the consummation of any Asset Sale (or any sale or other disposition described in clause (iv) of the definition of Asset Sale) permitted by the terms of the Credit Agreement and consisting of the disposition of all of the capital stock of a Subsidiary Guarantor (any such transaction, a "Guarantor Asset Sale"), (x) if applicable, application of the proceeds of such Guarantor Asset Sale in accordance with the provisions of the Credit Agreement, (y) release of such Subsidiary Guarantor from its obligations under any Guarantee of any other Debt of the Company or any of its Subsidiaries (including without limitation any New Subordinated Debt, any Other Refinancing Debt or any Debt of the Company described in clause (v) of the parenthetical set forth in Section
5.09 of the Credit Agreement) (or automatic termination of the obligations of such Subsidiary Guarantor under any such Guarantee) and (z) if such Subsidiary

Guarantor is a borrower under the Credit Agreement, repayment in full of all outstanding Loans made to it and all Reimbursement Obligations owed by it and cancellation or termination of all Letters of Credit issued for its account (or the assumption on the terms set forth in the Credit Agreement by the Company or any other borrower under the Credit Agreement of the reimbursement obligations with respect to such Letters of Credit), such Subsidiary Guarantor shall be released from all of its obligations hereunder (and such release shall not require the consent of any Bank Party). The Administrative Agent shall be fully protected in relying on a certificate of the Company as to whether any particular transaction constitutes a Guarantor Asset Sale, whether the proceeds of such Guarantor Asset Sale have been applied in accordance with the provisions of the Credit Agreement, and whether the releases from, or termination of, any applicable Guarantees by such Subsidiary Guarantor have been effected.

     (c) In addition to the release of any Subsidiary Guarantor from its obligations hereunder permitted pursuant to subsection (b), at any time and from time to time prior to the termination of each Subsidiary Guarantor's obligations hereunder, the Administrative Agent may release any Subsidiary Guarantor from its obligations hereunder with the prior written consent of the Required Banks; provided that any release of all or substantially all of the Subsidiary Guarantors shall require the consent of all of the Banks.

     Section 5. Waiver by the Subsidiary Guarantors. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice, as well as any requirement that at any time any action be taken by any Person against such Subsidiary Guarantor, any other Subsidiary Guarantor, the Company or any other Person.

     Section 6. Subrogation and Contribution. Upon making any payment hereunder with respect to the obligations of any Obligor, each Subsidiary Guarantor shall be subrogated to the rights of the payee against such Obligor with respect to the portion of such obligation paid by such Subsidiary Guarantor; provided that such Subsidiary Guarantor shall not enforce any payment by way of subrogation, or by reason of contribution, against any other guarantor of the Guaranteed Obligations (including without limitation any other Subsidiary Guarantor), until the repayment in full of all Guaranteed Obligations of all Subsidiary Guarantors, the termination of the Commitments under the Credit Agreement and the expiration or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the LC Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the LC Agent).

     Section 7. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligations payable by any Subsidiary Guarantor is stayed upon the insolvency, bankruptcy or reorganization of such Subsidiary Guarantor or otherwise, all such Guaranteed Obligations otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by each other Subsidiary Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

     Section 8. Representations and Warranties. Each Subsidiary Guarantor represents and warrants that:

     (a) Such Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (b) The execution, delivery and performance by such Subsidiary Guarantor of this Guarantee Agreement are within such Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Subsidiary Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

     (c) This Guarantee Agreement constitutes a valid and binding agreement of such Subsidiary Guarantor.

     (d) The obligations of such Subsidiary Guarantor hereunder rank (i) senior to any other Debt of such Subsidiary Guarantor with respect to the collateral pledged by such Subsidiary Guarantor, (ii) pari passu with other unsecured Debt of such Subsidiary Guarantor (other than any such Debt described in clause
(iii)) with respect to any assets of such Subsidiary Guarantor (other than any collateral referred to in clause (i)) and (iii) senior to any other Debt of such Subsidiary Guarantor which by its terms is subordinated thereto, including without limitation any Guarantee of any New Subordinated Debt granted by such Guarantor.

     Section 9. Amendments. Any provision of this Guarantee Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Subsidiary Guarantor and the Administrative Agent, subject to the provisions of Section 9.05(b) of the Credit Agreement.

     Section 10. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, or (ii) if given by any other means, when delivered at the address referred to in this Section.

     Section 11. Taxes. Each Subsidiary Guarantor agrees to be bound by the provisions of Section 8.04 of the Credit Agreement with respect to any payments made by such Subsidiary Guarantor under this Guarantee Agreement.

     Section 12. Continuing Guarantees. This Guarantee Agreement is a continuing Guarantee of each Subsidiary Guarantor and shall be binding upon each Subsidiary Guarantor and its successors and assigns. This Guarantee Agreement is for the benefit of each Bank Party and its successors and permitted assigns, and in the event of an assignment of all or any of any Bank's interest in and to its rights and obligations under the Credit Agreement in accordance with the Credit Agreement, the assignor's rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall automatically be transferred with such indebtedness or obligation.

     Section 13. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank Parties in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 14. Limitation on the Obligations of Subsidiary Guarantors. The obligations of each Subsidiary Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of such Subsidiary Guarantor hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

     Section 15. Governing Law; Jurisdiction. This Guarantee Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each Subsidiary Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Guarantee Agreement or the transactions contemplated hereby. Each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 16. Appointment of Agent for Service Of Process. (a) Each Subsidiary Guarantor hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, the secretary of Venator Group, Inc. to accept and acknowledge for and on behalf of such Subsidiary Guarantor service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York State or Federal court sitting in The State of New York.

     (b) In lieu of service upon its agent, each Subsidiary Guarantor consents to process being served in any suit, action or proceeding relating hereto by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address set forth on the signature pages hereof, provided that a copy thereof is mailed concurrently to the Secretary of Venator Group, Inc. Each Subsidiary Guarantor agrees that such service (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it.

     (c) Nothing in this Section shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     Section 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 18. Counterparts. This Guarantee Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 19. Additional Guarantors. Any Subsidiary may become a Subsidiary Guarantor party hereto and bound hereby by executing a counterpart hereof and delivering the same to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    EASTBAY, INC.
                                    eVENATOR, INC.
                                    FOOT LOCKER JAPAN, INC.
                                    NORTHERN REFLECTIONS INC.
                                    THE RICHMAN BROTHERS COMPANY
                                    ROBBY'S SPORTING GOODS, INC.
                                    TEAM EDITION APPAREL, INC.
                                    THE SAN FRANCISCO MUSIC BOX COMPANY
                                    VENATOR GROUP CORPORATE SERVICES,
                                         INC.
                                    VENATOR GROUP HOLDINGS, INC.
                                    VENATOR GROUP RETAIL, INC.
                                    VENATOR GROUP SOURCING, INC.
                                    VENATOR GROUP SPECIALITY, INC.


                                    By:______________________________________
                                       Name:
                                       Title:



                                    RETAIL COMPANY OF GERMANY, INC.



                                    By:______________________________________
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK,
                                       as Administrative Agent

                                    By____________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT I



                       ASSIGNMENT AND ASSUMPTION AGREEMENT



     AGREEMENT dated as of _________, ____ among [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee").

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among Venator Group, Inc., the Banks Party thereto, Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York as Administrative Agent, LC Agent and Swingline Bank and the Lead Arrangers party thereto (as further amended from time to time, the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower and participate in Letters of Credit issued for the account of the Borrower in an aggregate amount at any time outstanding not to exceed $__________;

     WHEREAS,  Committed  Loans made to the Borrower by the  Assignor  under the
Credit   Agreement  in  the  aggregate   principal  amount  of  $__________  are
outstanding at the date hereof; and 1/

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ 2/ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans and LC Exposure, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

--------

1 This clause (and certain other provisions herein) should be modified to reflect the assignment of Money Market Loans if such Loans are being assigned.

2 Must be in an amount of not less than $5,000,000 if the Assignee was not a Bank immediately prior to such assignment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment and purchases such rights from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by, and the LC Exposure of, the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower]3/ and the Administrative Agent and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION 3. Payments. (a) As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.4/ It is understood that facility fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement or any other Loan Document which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

--------

3 Include if Borrower's consent to assignment is required under Section 9.06(c) of the Credit Agreement

4 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee.

     (b) The Assignor shall pay the $3,500  administrative  fee to be paid by it
to  the  Administrative   Agent  pursuant  to  Section  9.06(c)  of  the  Credit
Agreement.5

     [SECTION 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of the Borrower, the LC Agent, the Swingline Bank and the Administrative Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower, the LC Agent, the Swingline Bank and the Administrative Agent is evidence of this consent. Pursuant to said Section 9.06(c) the Borrower is obligated to execute and deliver a Note payable to the order of the Assignee, if required, to reflect the assignment provided for herein.]

     SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or any other Obligor, or the validity and enforceability of the obligations of the Borrower or any other Obligor in respect of any Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of any Obligor.

     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

--------

5 Section 3(b) should be deleted if the assignment is required by the Borrower pursuant to Section 8.06 of the Credit Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     [ASSIGNOR]


                                                     By_________________________
                                                       Title:


                                                     [ASSIGNEE]


                                                     By______________________
                                                       Title:


[Consented and agreed to:

VENATOR GROUP, INC.



By__________________________
  Title:


THE BANK OF NEW YORK,
  as Administrative Agent, LC Agent
  and Swingline Bank


By__________________________
  Title:]

                                                                       EXHIBIT J

                         NOTICE OF COMMITTED BORROWING 1/



To The Bank of New York,
   as Administrative Agent under
   the Credit Agreement referred to below
One Wall Street
18 North
New York, New York 10286

Attention:_______________

     This notice shall constitute a "Notice of Committed  Borrowing" pursuant to
Section 2.02 of the Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among Venator Group, Inc., the Banks party thereto, the Co-Agents party thereto, Bank of America National Trust & Savings Association, as Documentation Agent, The Bank of New York, as Administrative Agent (the "Administrative Agent"), LC Agent and Swingline Bank and the Lead Arrangers party thereto (as further amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

     1.   The date of Borrowing will be _____ __, ____.2/

     2.   The   aggregate   principal   amount   of  the   Borrowing   will   be
          $____________.3/


------------------

1 To be delivered not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing.

2 The date of Borrowing shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in case of a Euro-Dollar Borrowing.

3 Each Borrowing shall be in an aggregate principal amount of $15,000,000 or any larger multiple of $1,000,000 and further subject to the provisions of clauses (i) and (ii) of Section 2.01 of the Credit Agreement.

     3. The initial interest rate for the Loans comprising the Borrowing will be at [a Base Rate] [a CD Rate] [a Euro-Dollar Rate].

     [4. The initial Interest Period for the Loans comprising the Borrowing will be _____.]4



                                                     VENATOR GROUP, INC.



                                                     By:________________________
                                                        Title:



                                                     Date:



----------------------

4 This paragraph applies only if the Borrowing is a CD Borrowing or a Euro-Dollar Borrowing and is subject to the provisions of the definition of Interest Period.




                                        2